ENTERGY STATISTICAL REPORT

AND INVESTOR GUIDE

2017

Our Vision: We Power Life

Our Mission: We exist to grow a world-class energy business that creates sustainable value for our four stakeholders – customers, employees, communities and owners.

Entergy Corporation (NYSE:ETR) is an integrated energy company engaged primarily in electric power production and retail distribution operations.
Entergy owns and operates power plants with approximately
30,000 megawatts of electric generating capacity, including nearly
9,000 megawatts of nuclear power. Entergy delivers electricity to
2.9 million utility customers in Arkansas, Louisiana, Mississippi and Texas. Entergy has annual revenues of approximately
$11 billion and more than 13,000 employees.

We have assembled the statistics and facts in this report to support your review and analysis of Entergy’s results over the last five years.

This information is available in two electronic files, Excel and PDF in order to facilitate easier access and analysis.

Entergy Investor Relations

TABLE OF CONTENTS		Note: The Excel Tab labels correspond to the page numbers
in the PDF version of the 2017 report.
	Excel Tab		Excel Tab
ABOUT THIS PUBLICATION	Page 2	Utility Securities Detail	Page 31
FORWARD-LOOKING INFORMATION	Page 2	Utility Long-Term Debt and Preferred Stock	Page 31
REGULATION G COMPLIANCE	Page 2	Entergy Arkansas, Inc.	Page 31
ENTERGY AT A GLANCE	Pages 3 – 4	Entergy Utility Holding Company, LLC	Page 31
		Entergy Louisiana, LLC	Page 32
ENTERGY CORPORATION AND SUBSIDIARIES		Entergy Mississippi, Inc.	Page 33
Selected Financial and Operating Data	Page 5	Entergy New Orleans, LLC	Page 33
Selected Financial Data	Page 5	Entergy Texas, Inc.	Page 34
Utility Electric Operating Data	Page 5	System Energy Resources, Inc.	Page 34
Entergy Wholesale Commodities Operating Data	Page 5	Utility Statistical Information	Page 35
Employees	Page 5	Utility Total Capability	Page 35
Owned and Leased Capability	Page 5	Utility Selected Operating Data	Page 35
Consolidated Quarterly Financial Metrics	Page 6	Utility Consolidating Information	Page 36
Consolidated Annual Financial Metrics	Page 6	Entergy Arkansas, Inc.	Pages 37 – 38
Financial Results	Page 7	Entergy Louisiana, LLC	Pages 39 – 40
GAAP to Non-GAAP Reconciliations:	Page 7	Entergy Mississippi, Inc.	Pages 41 – 42
Consolidated Quarterly Results	Page 7	Entergy New Orleans, Inc.	Pages 43 – 44
GAAP to Non-GAAP Reconciliations:	Pages 8 – 9	System Energy Resources, Inc.	Page 44
Utility, Parent & Other Quarterly Results	Page 10	Entergy Texas, Inc.	Pages 45 – 46
Consolidated Quarterly Special Items	Pages 11 – 12	Utility Nuclear Plant Statistics	Page 47
GAAP to Non-GAAP Reconciliations:	Page 13	Utility Regulatory Information	Page 48
Consolidated Annual Results	Page 14	State Regulatory Commissions	Page 48
Consolidated Annual Special Items	Pages 15 – 16	Commission/Council Members	Page 48
Consolidated Statements of Operations	Pages 17 – 18
Consolidating Income Statement	Pages 19 – 20	ENTERGY WHOLESALE COMMODITIES
Consolidated Balance Sheets	Page 20	EWC Quarterly Financial Metrics	Page 49
Consolidating Balance Sheet	Page 21	EWC Annual Financial Metrics	Page 49
Consolidated Statements of Cash Flow	Page 22	EWC Quarterly Operational Metrics	Page 49
Cash Flow Information by Business		EWC Annual Operational Metrics	Page 49
Consolidated Statements of Changes in Equity	Page 23	EWC Total Capacity	Page 49
Consolidated Statements of Comprehensive	Page 23	EWC Nuclear Plant Statistics	Page 50
Income (Loss)	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Consolidated Capital Expenditures	Page 23	Plant Statistics
Entergy Corporation Securities Detail	Page 23	EWC Non-Nuclear Wholesale Assets	Page 50
Entergy Corporation Long-Term Debt		Plant Emissions
Securities Ratings (Outlook)		EWC Nuclear Securities Detail	Page 51
Preferred Member Interests	Page 24	EWC Non-Nuclear Wholesale Assets	Page 51
	Page 24	Securities Detail
UTILITY	Page 24
Utility Quarterly Financial Metrics	Page 24	DEFINITIONS OF OPERATIONAL MEASURES AND
Utility Annual Financial Metrics	Page 25	GAAP AND NON-GAAP FINANCIAL MEASURES	Page 52
Utility Securities Ratings (Outlook)	Page 25
Utility Historical Capital Expenditures	Pages 26 – 27	REG G RECONCILIATIONS
Utility Financial Results	Pages 28 – 30	Financial Measures	Pages 53 – 66
Utility Consolidating Income Statement
Utility Consolidating Balance Sheet		INVESTOR INFORMATION	Page 67
Utility Selected Annual Financial Metrics

ABOUT THIS PUBLICATION
This publication is unaudited and should be used in conjunction with Entergy’s	• uncertainty regarding the establishment of interim or permanent sites for
2017 Annual Report to Shareholders and Form 10-K filed with the Securities	spent nuclear fuel and nuclear waste storage and disposal and the level of
and Exchange Commission. It has been prepared for information purposes and	spent fuel and nuclear waste disposal fees charged by the U.S.
is not intended for use in connection with any sale or purchase of, or any offer	government or other providers related to such sites
to buy, any securities of Entergy Corporation or its subsidiaries.	• variations in weather and the occurrence of hurricanes and other storms and disasters, including uncertainties associated with efforts to remediate
FORWARD-LOOKING INFORMATION	the effects of hurricanes, ice storms, or other weather events and the recovery
In this report and from time to time, Entergy Corporation makes statements concerning	of costs associated with restoration, including accessing funded storm reserves,
its expectations, beliefs, plans, objectives, goals, strategies, and future	federal and local cost recovery mechanisms, securitization, and insurance
events or performance. Such statements are “forward-looking statements”	• effects of climate change, including the potential for increases in sea
within the meaning of the Private Securities Litigation Reform Act of 1995.	levels or coastal land and wetland loss
Words such as “may,” “will,” “could,” “project,” “believe,” “anticipate,” “intend,”	• changes in the quality and availability of water supplies and the related
“expect,” “estimate,” “continue,” “potential,” “plan,” “predict,” “forecast,”	regulation of water use and diversion
and other similar words or expressions are intended to identify forward-looking	• Entergy’s ability to manage its capital projects and operation
statements but are not the only means to identify these statements. Although Entergy	and maintenance costs
believes that these forward-looking statements and the underlying assumptions are	• Entergy’s ability to purchase and sell assets at attractive prices
reasonable, it cannot provide assurance that they will prove correct. Any	and on other attractive terms
forward-looking statement is based on information current as of the date of this	• the economic climate, and particularly economic conditions in Entergy’s
report and speaks only as of the date on which such statement is made.	Utility service area and the northern United States and events and
Except to the extent required by the federal securities laws, Entergy undertakes	circumstances that could influence economic conditions in those areas,
no obligation to publicly update or revise any forward-looking statements,	including power prices, and the risk that anticipated load growth
whether as a result of new information, future events, or otherwise.	may not materialize
Forward-looking statements involve a number of risks and uncertainties.	• federal income tax reform, including the enactment of the Tax Cuts and Jobs
There are factors that could cause actual results to differ materially from those	Act, and its intended and unintended consequences on financial results and
expressed or implied in the forward-looking statements, including (a) those	future cash flows, including the potential impact to credit ratings, which
factors discussed or incorporated by reference in Item 1A. Risk Factors contained	may affect Entergy’s ability to borrow funds or increase the cost of
in the Form 10-K for the year ended Dec. 31, 2017, (b) those factors discussed or	borrowing in the future
incorporated by reference in Management’s Financial Discussion and Analysis	• the effects of Entergy’s strategies to reduce tax payments, especially in
contained in the Form 10-K for the year ended Dec. 31, 2017, and (c) the following	light of federal income tax reform
factors (in addition to others described elsewhere in this report and in	• changes in the financial markets and regulatory requirements for the
subsequent securities filings):	issuance of securities, particularly as they affect access to
• resolution of pending and future rate cases, formula rate proceedings and related	capital and Entergy’s ability to refinance existing securities, execute
negotiations, including various performance-based rate discussions,	share repurchase programs, and fund investments and acquisitions
Entergy’s utility supply plan, and recovery of fuel and purchased power costs	• actions of rating agencies, including changes in the ratings of
• long-term risks and uncertainties associated with the termination of the System	debt and preferred stock, changes in general corporate ratings,
Agreement in 2016, including the potential absence of federal authority to resolve	and changes in the rating agencies’ ratings criteria
certain issues among the Utility operating companies and their retail regulators	• changes in inflation and interest rates
• regulatory and operating challenges and uncertainties and economic risks	• the effect of litigation and government investigations or proceedings
associated with the Utility operating companies’ participation in MISO,	• changes in technology, including (i) Entergy’s ability to implement new
including the benefits of continued MISO participation, the effect of current or	technologies, (ii) the impact of changes relating to new, developing, or
projected MISO market rules and market and system conditions in the MISO	alternative sources of generation such as distributed energy and energy
markets, the allocation of MISO system transmission upgrade costs, and the effect	storage, energy efficiency, demand side management and other measures
of planning decisions that MISO makes with respect to future transmission	that reduce load, and competition from other companies offering products
investments by the Utility operating companies	and services to our customers based on new or emerging technologies
• changes in utility regulation, including with respect to retail and wholesale	• the effects, including increased security costs, of threatened or actual
competition, the ability to recover net utility assets and other potential stranded	terrorism, cyber-attacks or data security breaches, natural or man-made
costs, and the application of more stringent transmission reliability requirements	electromagnetic pulses that affect transmission or generation infrastructure,
or market power criteria by the FERC or the U.S. Department of Justice	accidents, and war or a catastrophic event such as a nuclear accident or a
• changes in the regulation or regulatory oversight of Entergy’s nuclear generating	natural gas pipeline explosion
facilities and nuclear materials and fuel, including with respect to the planned, potential	• Entergy’s ability to attract and retain talented management, directors,
or actual shutdown of nuclear generating facilities owned or operated by	and employees with specialized skills
Entergy Wholesale Commodities and the effects of new or existing safety or	• changes in accounting standards and corporate governance
environmental concerns regarding nuclear power plants and nuclear fuel	• declines in the market prices of marketable securities and resulting funding
• resolution of pending or future applications, and related regulatory proceedings	requirements and the effects on benefits costs for Entergy’s defined benefit
and litigation, for license renewals or modifications or other authorizations required	pension and other postretirement benefit plans
of nuclear generating facilities and the effect of public and political opposition on	• future wage and employee benefit costs, including changes
these applications, regulatory proceedings and litigation	in discount rates and returns on benefit plan assets

• the performance of and deliverability of power from Entergy’s generation	• changes in decommissioning trust fund values or earnings or in the
resources, including the capacity factors at Entergy's nuclear generating facilities	timing of, requirements for, or cost to decommission Entergy's nuclear plant
• increases in costs and capital expenditures that could result from the commitment	sites and the implementation of decommissioning of such sites
of substantial human and capital resources required for the operation and maintenance	following shutdown
of Entergy’s nuclear generating facilities	• the decision to cease merchant power generation at all Entergy
• Entergy’s ability to develop and execute on a point of view regarding future	Wholesale Commodities nuclear power plants by mid-2022, including
prices of electricity, natural gas, and other energy-related commodities	the implementation of the planned shutdowns of Pilgrim, Indian Point 2,
• prices for power generated by Entergy’s merchant generating	Indian Point 3, and Palisades
facilities and the ability to hedge, meet credit support requirements for hedges,	• the effectiveness of Entergy’s risk management policies and procedures
sell power forward or otherwise reduce the market price risk associated	and the ability and willingness of its counterparties to satisfy their
with those facilities, including the Entergy Wholesale Commodities nuclear plants	financial and performance commitments
especially in light of the planned shutdown or sale of each of these nuclear plants	• factors that could lead to impairment of long-lived assets
• the prices and availability of fuel and power Entergy must purchase	• the ability to successfully complete strategic transactions Entergy may
for its Utility customers, and Entergy’s ability to meet credit support	undertake, including mergers, acquisitions, divestitures, or restructurings,
requirements for fuel and power supply contracts	regulatory or other limitations imposed as a result of any such strategic
• volatility and changes in markets for electricity, natural gas,	transaction and the success of the business following any such
uranium, emissions allowances, and other energy-related commodities,	strategic transaction
and the effect of those changes on Entergy and its customers
• changes in law resulting from federal or state energy legislation or	REGULATION G COMPLIANCE
legislation subjecting energy derivatives used in hedging and risk	Financial performance measures shown in this report include those
management transactions to governmental regulation	calculated and presented in accordance with generally accepted
• changes in environmental laws and regulations, agency positions, or associated	accounting principles (GAAP), as well as those that are considered
litigation, including requirements for reduced emissions of sulfur dioxide, nitrogen	non-GAAP measures. This report includes non-GAAP measures
oxide, greenhouse gases, mercury, particulate matter, heat, and other regulated air	of operational earnings; operational EPS; adjusted earnings;
and water emissions, requirements for waste management and disposal and for the	operational adjusted EBITDA; operational ROIC; operational ROE;
remediation of contaminated sites, wetlands protection and permitting,	operational return on average member's equity; operational non-fuel operation
and changes in costs of compliance with these environmental laws and regulations	and maintenance expense; operational common dividend payout ratio;
• changes in laws and regulations, agency positions, or associated litigation related	gross liquidity; total debt, excluding securitization debt;
to protected species and associated critical habitat designations	net debt to net capital ratio; debt to capital ratio, excluding
• the effects of changes in federal, state or local laws and regulations,	securitization debt; net debt to net capital ratio, excluding securitization debt;
and other governmental actions or policies, including changes in	parent debt to total debt ratio, excluding securitization debt;
monetary, fiscal, tax, environmental, or energy policies	debt to operational adjusted EBITDA, excluding securitization debt;
operational FFO to debt ratio, excluding securitization debt; operational net revenue when describing Entergy’s results of operations and financial performance. We have prepared reconciliations of these measures to the most directly comparable GAAP measures. Reconciliations can be found on pages 7, 10, and 53 – 66.

ENTERGY AT A GLANCE

VISION, MISSION AND STAKEHOLDER OBJECTIVES

We power life. This is our vision. It goes much further than powering the grid. Together, we help improve lives, build businesses and create prosperity. “We power life” is Entergy’s promise to create a better future for us all.

We exist to grow a world-class energy business that creates sustainable value for our four stakeholders – customers, employees, communities and owners. This is our mission.

• For our customers, we create value by delivering top-quartile customer satisfaction through anticipating customer needs and exceeding their expectations while keeping rates reasonable.

• For our employees, we create value by earning top-quartile organizational health scores and top-decile safety performance and by providing a rewarding, engaging, diverse and inclusive work environment with fair compensation and benefits and opportunities for career advancement.

• For our communities, we create value by achieving top-decile corporate social responsibility performance through economic development, philanthropy, volunteerism and advocacy and by operating our business safely and in a socially and environmentally responsible way.

• For our owners, we create value by delivering top-quartile returns through the relentless pursuit of opportunities to optimize our business.

BUSINESS STRATEGY

Our strategy to achieve our stakeholder objectives has two key areas of focus. First, we invest in the utility for the benefit of our customers, which supports steady, predictable growth in earnings and dividends. Second, we manage risk by ensuring our utility investments are customer-centric and supported by progressive regulatory constructs, and by exiting our merchant business.

ENTERGY BY THE NUMBERS

GAAP Revenues	$11.1 billion
GAAP Net Income	$425.4 million
GAAP Earnings Per Share	$2.28
Dividends Declared Per Share	$3.50
Total Assets	$46.7 billion
Employees at Year-end	13,504
Utility Retail Electric Customers	2.9 million
Utility Billed Retail Electric Energy Sales	112,859 GWh
Interconnected High-Voltage Transmission Lines	15,700 circuit miles
EWC Billed Electric Energy Sales	30,501 GWh
Total Owned and Leased Generating Capability by Fuel Source in MW:	
Nuclear	8,796
Gas/Oil	14,452
Coal	2,410
Hydro	71
Solar	2

ENTERGY AT A GLANCE

OPERATIONS

UTILITY
Entergy’s utility companies generate, transmit, distribute, and sell	ENTERGY WHOLESALE COMMODITIES (EWC)
electric power, and operate a small natural gas distribution business.	Entergy has announced the sale or closure of the EWC nuclear assets, completing
• Five electric utilities with 2.9 million customers	its plan to exit the merchant power business and transition to a pure-play utility.
• Four states – Arkansas, Louisiana, Mississippi, Texas
• 22,000 MW generating capacity	EWC owns, operates and decommissions nuclear power plants located in the
• Two gas utilities with 199,000 customers	northern United States and sells the electric power produced by its operating plants to wholesale customers. EWC also provides operations and management services,
ENTERGY ARKANSAS, INC. (E-AR)	including decommissioning services, to nuclear power plants owned by other utilities
Entergy Arkansas generates, transmits, distributes, and sells electric	in the United States. EWC also owns interests in non-nuclear power plants that sell
power to 709,000 retail customers in Arkansas.	the electric power produced by those plants to wholesale customers.

ENTERGY LOUISIANA, LLC (E-LA)	• 3,568 MW nuclear-owned generating capacity in four units in northern U.S.
Entergy Louisiana generates, transmits, distributes, and sells electric	• Pilgrim Nuclear Power Station in Plymouth, Massachusetts
power to 1,078,000 retail customers in Louisiana. Entergy	• Indian Point Energy Center Units 2 and 3 in Buchanan, New York
Louisiana also provides natural gas utility service to 93,000 customers in	• Palisades Nuclear Plant in Covert, Michigan
the Baton Rouge, Louisiana area.	• 394 net owned MW non-nuclear generating capacity
• 800 MW under management support services contract
ENTERGY MISSISSIPPI, INC. (E-MS)	• Cooper Nuclear Station located near Brownville, Nebraska
Entergy Mississippi generates, transmits, distributes, and sells electric
power to 449,000 retail customers in Mississippi.	James A. FitzPatrick Nuclear Power Plant was sold on March 31, 2017. Entergy plans to close Pilgrim on May 31, 2019, Indian Point 2 on April 30, 2020, Indian Point 3 on
ENTERGY NEW ORLEANS, LLC (E-NO)	April 30, 2021, and Palisades on May 31, 2022.
Entergy New Orleans generates, transmits, distributes, and sells
electric power to 200,000 retail customers in the city of New Orleans,	Vermont Yankee Nuclear Power Station was shutdown at the end of 2014.
Louisiana. Entergy New Orleans also provides natural gas utility	Entergy has entered into an agreement to sell Vermont Yankee and the transaction
service to 106,000 customers in the city of New Orleans.	is expected to close in December 2018.

ENTERGY TEXAS, INC. (E-TX)
Entergy Texas generates, transmits, distributes, and sells electric power to 448,000 retail customers in Texas.

SYSTEM ENERGY RESOURCES, INC. (SERI)
System Energy owns or leases 90% of the Grand Gulf 1 nuclear generating facility. System Energy sells its power and capacity from
Grand Gulf 1 at wholesale to Entergy Arkansas (36%), Entergy Louisiana (14%),
Entergy Mississippi (33%) and Entergy New Orleans (17%).

UTILITY NUCLEAR PLANTS
Entergy owns and operates five nuclear units at four plant sites to serve its regulated utility business: Arkansas Nuclear One (ANO) Units 1 and 2 near Russellville, Arkansas; Grand Gulf Nuclear Station Unit 1 in Port Gibson,
Mississippi; River Bend Station in St. Francisville, Louisiana and
Waterford Steam Electric Station Unit 3 in Killona, Louisiana.

SELECTED FINANCIAL AND OPERATING DATA

SELECTED FINANCIAL DATA
	2017	2016	2015	2014	2013
GAAP MEASURES
Operating Revenues ($ millions)	11,074	10,846	11,513	12,495	11,391
As-Reported Net Income (Loss) Attributable to Entergy Corporation ($ millions)	412	(584)	(177)	941	712
As-Reported Earnings Per Share ($)	2.28	(3.26)	(0.99)	5.22	3.99
Common Dividend Paid Per Share ($)	3.50	3.42	3.34	3.32	3.32
Common Dividend Payout Ratio – As-Reported (%)	154	(104)	(339)	64	83
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,300	1,272	1,076	1,050	957
Operational Earnings Per Share ($)	7.20	7.11	6.00	5.83	5.36
Special Items ($ millions)	(889)	(1,855)	(1,252)	(109)	(245)
Special Items Per Share ($)	(4.92)	(10.37)	(6.99)	(0.61)	(1.37)
Common Dividend Payout Ratio – Operational (%)	49	48	56	57	62

UTILITY ELECTRIC OPERATING DATA
	2017	2016	2015	2014	2013
Retail Kilowatt-Hour Sales (millions)	112,859	112,595	112,312	110,910	107,781
Peak Demand (megawatts)	21,671	21,387	21,730	20,472	21,581
Retail Customers – Year End (thousands)	2,884	2,868	2,845	2,818	2,800

ENTERGY WHOLESALE COMMODITIES OPERATING DATA
	2017	2016	2015	2014	2013
Billed Electric Energy Sales (gigawatt hours)	30,501	35,881	39,745	44,424	45,127

EMPLOYEES
	2017	2016	2015	2014	2013
Total Employees – Year End	13,504	13,513	13,579	13,393	13,808

OWNED AND LEASED CAPABILITY (MW)(a)
As of December 31, 2017

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	EWC(b)(c)	Total
Gas/Oil	2,136	6,603	2,944	491	2,065	—	213	14,452
Coal	1,189	360	414	—	266	—	181	2,410
Total Fossil	3,325	6,963	3,358	491	2,331	—	394	16,862
Nuclear	1,821	2,136	—	—	—	1,271	3,568	8,796
Hydro	71	—	—	—	—	—	—	71
Solar	—	—	1	1	—	—	—	2
Total	5,217	9,099	3,359	492	2,331	1,271	3,962	25,731
 (a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Nuclear reflects Net MW in Operation. Net MW in Operation is the installed capacity owned and operated. Excludes management services contract for Cooper Nuclear Station.
(c) Fossil reflects nameplate rating of generating unit and excludes capacity under contract.

CONSOLIDATED ENTERGY CORPORATION AND SUBSIDIARIES DATA

CONSOLIDATED QUARTERLY FINANCIAL METRICS

	2017					2016					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
ROIC – as-reported (%)(a)	(1.3)	(1.9)	(1.8)	3.4	3.4	0.7	2.4	7.0	(0.7)	(0.7)	4.1
ROE – as-reported (%)(a)	(8.4)	(9.8)	(9.4)	5.1	5.1	(2.5)	1.7	13.4	(6.7)	(6.7)	11.8
Book value per share	$44.90	$46.63	$48.38	$44.28	$44.28	$52.38	$54.54	$56.21	$45.12	$45.12	($0.84)
End of period shares outstanding (millions)	179.4	179.5	179.6	180.5	180.5	178.7	178.9	179.1	179.1	179.1	1.4
Cash and cash equivalents ($ millions)	1,083	934	546	781	781	1,092	996	1,307	1,188	1,188	(407)
Revolver capacity ($ millions)	4,185	4,163	4,213	4,174	4,174	3,794	4,173	4,243	3,720	3,720	454
Commercial paper ($ millions)	1,088	1,147	1,272	1,467	1,467	578	853	264	344	344	1,123
Total debt ($ millions)	15,611	16,285	16,224	16,677	16,677	15,092	14,837	15,073	15,275	15,275	1,402
Securitization debt ($ millions)	637	602	582	545	545	752	716	698	661	661	(116)
Debt to capital (%)	65.4	65.5	64.6	67.1	67.1	60.9	59.6	59.4	64.8	64.8	2.3
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	71	70	68	67	67	77	76	74	72	72	(5)
Leases – Entergy’s share	397	397	397	429	429	359	359	359	397	397	32
Power purchase agreements accounted for as leases(b)	166	166	166	136	136	195	195	195	166	166	(30)
Total off-balance sheet liabilities	634	633	631	632	632	631	630	628	635	635	($3)

NON-GAAP MEASURES
ROIC – operational (%)(a)	6.7	6.5	6.5	7.1	7.1	5.8	7.5	7.9	7.2	7.2	(0.1)
ROE – operational (%)(a)	13.9	13.3	13.0	16.2	16.2	10.4	14.3	15.6	14.7	14.7	1.5
Gross liquidity ($ millions)	5,268	5,097	4,759	4,955	4,955	4,886	5,169	5,550	4,908	4,908	47
Debt to capital, excluding securitization debt (%)	64.4	64.7	63.8	66.3	66.3	59.7	58.4	58.3	63.8	63.8	2.5
Net debt to net capital, excluding securitization debt (%)	62.7	63.2	62.9	65.2	65.2	57.8	56.6	55.9	61.8	61.8	3.4
Parent debt to total debt, excluding securitization debt (%)	21.1	20.5	20.9	21.9	21.9	19.5	19.1	19.4	19.8	19.8	2.1
Debt to operational adjusted EBITDA, excluding securitization debt (times)	4.4	4.6	4.6	4.8	4.8	4.6	4.4	4.2	4.1	4.1	0.7
Operational FFO to debt, excluding securitization debt (%)	17.3	15.2	15.3	15.9	15.9	21.0	21.1	21.1	18.8	18.8	(2.9)
Totals may not foot due to rounding.
(a) Rolling twelve months.
(b) For further detail, see Note 10 on page 156 of the 2017 SEC Form 10-K.

CONSOLIDATED ANNUAL FINANCIAL METRICS

	2017	2016	2015	2014	2013
GAAP MEASURES
ROIC – as-reported (%)	3.4	(0.7)	1.0	5.6	4.7
ROE – as-reported (%)	5.1	(6.7)	(1.8)	9.6	7.6
Book value per share	$44.28	$45.12	$51.89	$55.83	$54.00
End of period shares outstanding (millions)	180.5	179.1	178.4	179.2	178.4
Cash and cash equivalents ($ millions)	781	1,188	1,351	1,422	739
Revolver capacity ($ millions)	4,174	3,720	3,582	3,592	3,977
Commercial paper ($ millions)	1,467	344	422	484	1,045
Total debt ($ millions)	16,677	15,275	13,850	13,917	13,562
Securitization debt ($ millions)	545	661	775	777	883
Debt to capital (%)	67.1	64.8	59.1	57.4	57.7
Off-balance sheet liabilities ($ millions)
Debt of joint ventures – Entergy’s share	67	72	77	81	86
Leases – Entergy’s share	429	397	359	422	456
Power purchase agreements accounted for as leases(a)	136	166	195	224	253
Total off-balance sheet liabilities	632	635	631	727	795

NON-GAAP MEASURES
ROIC – operational (%)	7.1	7.2	6.3	6.1	5.8
ROE – operational (%)	16.2	14.7	11.2	10.7	10.2
Gross liquidity ($ millions)	4,955	4,908	4,933	5,014	4,716
Debt to capital, excluding securitization debt (%)	66.3	63.8	57.7	56.0	56.1
Net debt to net capital, excluding securitization debt (%)	65.2	61.8	55.0	53.2	54.6
Parent debt to total debt, excluding securitization debt (%)	21.9	19.8	21.9	20.4	21.9
Debt to operational adjusted EBITDA, excluding securitization debt (times)	4.8	4.1	4.1	3.7	4.0
Operational FFO to debt, excluding securitization debt (%)	15.9	18.8	25.7	27.8	27.0
Totals may not foot due to rounding.
(a) For further detail, see Note 10 on page 156 of the 2017 SEC Form 10-K.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2017					2016					FY
(After-tax, per share in $) (a)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
AS-REPORTED
Utility	0.92	1.35	2.22	(0.26)	4.22	1.09	2.09	2.47	0.67	6.34	(2.12)
Parent & Other	(0.30)	(0.32)	(0.32)	(0.04)	(0.97)	(0.25)	(0.32)	(0.35)	(0.32)	(1.24)	0.27
Entergy Wholesale Commodities	(0.16)	1.24	0.31	(2.36)	(0.97)	0.44	1.39	0.04	(10.23)	(8.36)	7.39
CONSOLIDATED AS-REPORTED EARNINGS (LOSS)	0.46	2.27	2.21	(2.66)	2.28	1.28	3.16	2.16	(9.88)	(3.26)	5.54
LESS SPECIAL ITEMS
Utility	—	—	—	(1.00)	(1.00)	—	—	—	—	—	(1.00)
Parent & Other	—	—	—	0.29	0.29	—	—	—	—	—	0.29
Entergy Wholesale Commodities	(0.53)	(0.84)	(0.14)	(2.71)	(4.21)	(0.07)	0.05	(0.15)	(10.19)	(10.37)	6.16
TOTAL SPECIAL ITEMS	(0.53)	(0.84)	(0.14)	(3.42)	(4.92)	(0.07)	0.05	(0.15)	(10.19)	(10.37)	5.45
OPERATIONAL
Utility	0.92	1.35	2.22	0.74	5.22	1.09	2.09	2.47	0.67	6.34	(1.12)
Parent & Other	(0.30)	(0.32)	(0.32)	(0.33)	(1.26)	(0.25)	(0.32)	(0.35)	(0.32)	(1.24)	(0.02)
Entergy Wholesale Commodities	0.37	2.08	0.45	0.35	3.24	0.51	1.34	0.19	(0.04)	2.01	1.23
CONSOLIDATED OPERATIONAL EARNINGS (LOSS)	0.99	3.11	2.35	0.76	7.20	1.35	3.11	2.31	0.31	7.11	0.09

Weather Impact	(0.16)	(0.09)	(0.25)	0.06	(0.44)	(0.14)	(0.09)	0.18	0.11	0.06	(0.50)

SHARES OF COMMON STOCK OUTSTANDING
($ millions)
End of period	179.4	179.5	179.6	180.5	180.5	178.7	178.9	179.1	179.1	179.1	1.4
Weighted average - diluted	179.8	180.2	180.5	180.3	180.5	179.0	179.5	180.0	179.1	178.9	1.6
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding line item in the chart above by the diluted average number of common shares outstanding for the period.

UTILITY, PARENT & OTHER QUARTERLY RESULTS – GAAP TO NON-GAAP RECONCILIATION

	2017					2016					FY
($ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
Utility as-reported earnings (loss)	164.7	243.5	400.8	(47.4)	761.6	194.9	375.6	443.3	120.4	1,134.2	(372.6)
Parent & Other as-reported earnings (loss)	(54.4)	(56.9)	(57.9)	(6.3)	(175.5)	(44.0)	(58.6)	(62.8)	(57.1)	(222.5)	47.1
UP&O AS-REPORTED EARNINGS (LOSS)	110.3	186.6	343.0	(53.8)	586.1	151.0	317.0	380.5	63.3	911.7	(325.6)
LESS:
Special items	—	—	—	(128.5)	(128.5)	—	—	—	—	—	(128.5)
Weather	(47.5)	(25.9)	(72.7)	18.3	(127.8)	(41.3)	(26.6)	55.0	31.0	18.1	(145.9)
Tax effect of weather (a)	18.3	10.0	28.0	(7.0)	49.2	15.9	10.2	(21.1)	(12.0)	(7.0)	56.2
Estimated weather impact (after-tax)	(29.2)	(15.9)	(44.7)	11.3	(78.6)	(25.4)	(16.3)	33.8	19.1	11.1	(89.7)
Customer sharing	—	—	—	—	—	—	(16.1)	—	—	(16.1)	16.1
Tax effect of customer sharing (a)	—	—	—	—	—	—	6.2	—	—	6.2	(6.2)
Other income tax items	(9.4)	0.5	0.2	(22.3)	(31.0)	6.0	132.4	(6.6)	(4.9)	126.9	(157.9)
Tax items, net of customer sharing	(9.4)	0.5	0.2	(22.3)	(31.0)	6.0	122.5	(6.6)	(4.9)	117.0	(147.9)
UP&O ADJUSTED EARNINGS (LOSS)	148.9	202.0	387.5	85.7	824.2	170.3	210.9	353.2	49.2	783.6	40.6
(After-tax, per share in $) (b)
Utility as-reported earnings (loss)	0.92	1.35	2.22	(0.26)	4.22	1.09	2.09	2.47	0.67	6.34	(2.12)
Parent & Other as-reported earnings (loss)	(0.30)	(0.32)	(0.32)	(0.04)	(0.97)	(0.25)	(0.32)	(0.35)	(0.32)	(1.24)	0.27
UP&O AS-REPORTED EARNINGS (LOSS)	0.62	1.03	1.90	(0.30)	3.25	0.84	1.77	2.12	0.35	5.10	(1.85)
LESS:
Special items	—	—	—	(0.71)	(0.71)	—	—	—	—	—	(0.71)
Weather	(0.16)	(0.09)	(0.25)	0.06	(0.44)	(0.14)	(0.09)	0.18	0.11	0.06	(0.50)
Tax items, net of customer sharing	(0.05)	—	—	(0.12)	(0.17)	0.03	0.68	(0.04)	(0.03)	0.66	(0.82)
UP&O ADJUSTED EARNINGS (LOSS)	0.83	1.12	2.15	0.48	4.57	0.95	1.18	1.98	0.27	4.38	0.18
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rates that are expected to apply to those adjustments.
(b) Per share amounts are calculated by dividing the corresponding line item in the chart above by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

	2017					2016					FY
(Pre-tax except for income tax effects and total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY
SPECIAL ITEMS
Tax reform	—	—	—	(180.7)	(180.7)	—	—	—	—	—	(180.7)
Total	—	—	—	(180.7)	(180.7)	—	—	—	—	—	(180.7)
PARENT & OTHER
SPECIAL ITEMS
Tax reform	—	—	—	52.1	52.1	—	—	—	—	—	52.1
Total	—	—	—	52.1	52.1	—	—	—	—	—	52.1
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Items associated with decisions to close or sell EWC nuclear plants	(230.9)	(232.8)	(39.3)	(140.6)	(643.7)	(19.9)	(19)	(42.4)	(2,828.5)	(2,909.8)	2,266.2
Gain on the sale of FitzPatrick	16.3	—	—	—	16.3	—	—	—	—	—	16.3
DOE litigation awards	—	—	—	—	—	—	33.8	—	—	33.8	(33.8)
Income tax effect on adjustments above (a)	75.1	81.5	13.7	49.2	219.6	7.0	(5.2)	15.0	1,003.9	1,020.7	(801.1)
Income tax benefit resulting from FitzPatrick transaction	44.5	—	—	—	44.5	—	—	—	—	—	44.5
Tax reform	—	—	—	(396.7)	(396.7)	—	—	—	—	—	(396.7)
Total	(95.1)	(151.3)	(25.5)	(488.1)	(760.0)	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	1,095.2
TOTAL SPECIAL ITEMS	(95.1)	(151.3)	(25.5)	(616.7)	(888.6)	(12.9)	9.6	(27.5)	(1,824.6)	(1,855.3)	966.7

	2017					2016					FY
(After-tax, per share in $) (b)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY
SPECIAL ITEMS
Tax reform	—	—	—	(1.00)	(1.00)	—	—	—	—	—	(1.00)
Total	—	—	—	(1.00)	(1.00)	—	—	—	—	—	(1.00)
PARENT & OTHER
SPECIAL ITEMS
Tax reform	—	—	—	0.29	0.29	—	—	—	—	—	0.29
Total	—	—	—	0.29	0.29	—	—	—	—	—	0.29
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Items associated with decisions to close or sell EWC nuclear plants	(0.84)	(0.84)	(0.14)	(0.51)	(2.32)	(0.07)	(0.07)	(0.15)	(10.19)	(10.49)	8.17
Gain on the sale of FitzPatrick	0.06	—	—	—	0.06	—	—	—	—	—	0.06
DOE litigation awards	—	—	—	—	—	—	0.12	—	—	0.12	(0.12)
Income tax benefit resulting from FitzPatrick transaction	0.25	—	—	—	0.25	—	—	—	—	—	0.25
Tax reform	—	—	—	(2.20)	(2.20)	—	—	—	—	—	(2.20)
Total	(0.53)	(0.84)	(0.14)	(2.71)	(4.21)	(0.07)	0.05	(0.15)	(10.19)	(10.37)	6.16
TOTAL SPECIAL ITEMS	(0.53)	(0.84)	(0.14)	(3.42)	(4.92)	(0.07)	0.05	(0.15)	(10.19)	(10.37)	5.45
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED QUARTERLY SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

	2017					2016					FY
(Pre-tax except for Income taxes and Total, $ millions)	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
UTILITY SPECIAL ITEMS
Net revenue (a)	—	—	—	55.5	55.5	—	—	—	—	—	55.5
Income taxes (c)	—	—	—	(236.2)	(236.2)	—	—	—	—	—	(236.2)
Total	—	—	—	(180.7)	(180.7)	—	—	—	—	—	(180.7)
PARENT & OTHER SPECIAL ITEMS
Income taxes (c)	—	—	—	52.1	52.1	—	—	—	—	—	52.1
Total	—	—	—	52.1	52.1	—	—	—	—	—	52.1
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Net revenue (b)	90.6	0.5	—	—	91.0	—	—	7.5	33.3	40.7	50.3
Non-fuel O&M	(120.3)	(37.1)	(21.6)	(22.3)	(201.3)	(11.5)	22.7	(29.3)	(57.5)	(75.6)	(125.7)
Asset write-offs and impairments	(211.8)	(193.6)	(16.2)	(116.8)	(538.4)	(7.4)	(7.0)	(18.8)	(2,802.5)	(2,835.6)	2,297.3
Taxes other than income taxes	(4.1)	(2.5)	(1.5)	(1.6)	(9.6)	(1.0)	(0.9)	(1.8)	(1.8)	(5.5)	(4.1)
Gain on sale of asset	16.3	—	—	—	16.3	—	—	—	—	—	16.3
Miscellaneous net (other income)	14.6	—	—	—	14.6	—	—	—	—	—	14.6
Income taxes (c)	119.6	81.5	13.7	(347.4)	(132.7)	7.0	(5.2)	15.0	1,003.9	1,020.7	(1,153.4)
Total	(95.1)	(151.3)	(25.5)	(488.1)	(760.0)	(12.9)	9.6	(27.4)	(1,824.6)	(1,855.3)	1,095.2
TOTAL SPECIAL ITEMS (after-tax)	(95.1)	(151.3)	(25.5)	(616.7)	(888.6)	(12.9)	9.6	(27.4)	(1,824.6)	(1,855.3)	966.7
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net.
(b) Operating revenue less fuel, fuel related expenses and purchased power.
(c) Income taxes represents the income tax effect of the special items which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform. The 2017 period also includes the income tax benefit which resulted from the FitzPatrick transaction.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL RESULTS – GAAP TO NON-GAAP RECONCILIATION

(After-tax, per share in $) (a)	2017	2016	2015	2014	2013
AS-REPORTED
Utility	4.22	6.34	6.12	4.60	4.64
Parent & Other	(0.97)	(1.24)	(1.15)	(1.00)	(0.89)
Entergy Wholesale Commodities	(0.97)	(8.36)	(5.96)	1.62	0.24
CONSOLIDATED AS-REPORTED EARNINGS	2.28	(3.26)	(0.99)	5.22	3.99
LESS SPECIAL ITEMS
Utility	(1.00)	—	—	(0.04)	(0.16)
Parent & Other	0.29	—	—	—	0.02
Entergy Wholesale Commodities	(4.21)	(10.37)	(6.99)	(0.57)	(1.23)
TOTAL SPECIAL ITEMS	(4.92)	(10.37)	(6.99)	(0.61)	(1.37)
OPERATIONAL
Utility	5.22	6.34	6.12	4.64	4.80
Parent & Other	(1.26)	(1.24)	(1.15)	(1.00)	(0.91)
Entergy Wholesale Commodities	3.24	2.01	1.03	2.19	1.47
CONSOLIDATED OPERATIONAL EARNINGS	7.20	7.11	6.00	5.83	5.36
Weather Impact	(0.44)	(0.06)	0.19	0.07	—
Totals may not foot due to rounding.
(a) Per share amounts are calculated by dividing the corresponding line item in the chart above by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY ITEM TYPE
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for income tax effects and total, $ millions)	2017	2016	2015	2014	2013
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	(35.7)
HCM implementation expenses	—	—	—	(13.2)	(33.1)
Income tax effect on Utility adjustments above	—	—	—	5.6	39.9
Tax reform	(180.7)	—	—	—	—
Total	(180.7)	—	—	(7.6)	(29.0)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	5.5
HCM implementation expenses	—	—	—	—	(3.0)
Income tax effect on Parent & Other adjustments above	—	—	—	—	1.2
Tax reform	52.1	—	—	—	—
Total	52.1	—	—	—	3.6
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Items associated with decisions to close or sell EWC nuclear plants	(643.7)	(2,909.8)	(2,053.5)	(154.5)	(343.1)
Top Deer investment impairment	—	—	(36.8)	—	—
Gain on the sale of RISEC	—	—	154.0	—	—
Gain on the sale of FitzPatrick	16.3	—	—	—	—
DOE litigation awards	—	33.8	—	—	—
HCM implementation expenses	—	—	—	(3.4)	(24.4)
Income tax effect on EWC adjustments above (a)	219.6	1,020.7	683.8	56.1	147.7
Income tax benefit resulting from FitzPatrick transaction	44.5	—	—	—	—
Tax reform	(396.7)	—	—	—	—
Total	(760.0)	(1,855.3)	(1,252.4)	(101.8)	(219.8)
TOTAL SPECIAL ITEMS	(888.6)	(1,855.3)	(1,252.4)	(109.4)	(245.2)

(After-tax, per share in $) (b)	2017	2016	2015	2014	2013
UTILITY SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	(0.05)
HCM implementation expenses	—	—	—	(0.04)	(0.11)
Tax reform	(1.00)	—	—	—	—
Total	(1.00)	—	—	(0.04)	(0.16)
PARENT & OTHER SPECIAL ITEMS
Transmission business spin-merge expenses	—	—	—	—	0.03
HCM implementation expenses	—	—	—	—	(0.01)
Tax reform	0.29	—	—	—	—
Total	0.29	—	—	—	0.02
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Items associated with decisions to close or sell EWC nuclear plants	(2.32)	(10.49)	(7.42)	(0.56)	(1.15)
Top Deer investment impairment	—	—	(0.13)	—	—
Gain on the sale of RISEC	—	—	0.56	—	—
Gain on the sale of FitzPatrick	0.06
DOE litigation awards	—	0.12	—	—	—
HCM implementation expenses	—	—	—	(0.01)	(0.08)
Income tax benefit resulting from FitzPatrick transaction	0.25	—	—	—	—
Tax reform	(2.20)	—	—	—	—
Total	(4.21)	(10.37)	(6.99)	(0.57)	(1.23)
TOTAL SPECIAL ITEMS	(4.92)	(10.37)	(6.99)	(0.61)	(1.37)
Totals may not foot due to rounding.
(a) Income tax effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply.
(b) EPS effect is calculated by multiplying the pre-tax amount by the estimated income tax rate that is expected to apply to each adjustment and then dividing by the diluted average number of common shares outstanding for the period.

FINANCIAL RESULTS

ENTERGY CORPORATION CONSOLIDATED ANNUAL SPECIAL ITEMS - BY INCOME STATEMENT LINE ITEM
Shown as Positive/(Negative) Impact on Earnings

(Pre-tax except for Income taxes and Total, $ millions)	2017	2016	2015	2014	2013
UTILITY SPECIAL ITEMS
Net revenue (a)	55.5	—	—	—	5.7
Non-fuel O&M	—	—	—	(12.6)	(64.0)
Asset write-offs and impairments	—	—	—	—	(9.4)
Taxes other than income taxes	—	—	—	(0.6)	(1.0)
Income taxes (c)	(236.2)	—	—	5.6	39.7
Total	(180.7)	—	—	(7.6)	(29.0)
PARENT & OTHER SPECIAL ITEMS
Non-fuel O&M	—	—	—	—	(0.3)
Asset write-offs and impairments	—	—	—	—	(2.8)
Income taxes (c)	52.1	—	—	—	6.7
Total	52.1	—	—	—	3.6
ENTERGY WHOLESALE COMMODITIES SPECIAL ITEMS
Net revenue (b)	91.0	40.7	—	—	—
Non-fuel O&M	(201.3)	(75.6)	(17.0)	(46.8)	(37.1)
Asset write-offs and impairments	(538.4)	(2,835.6)	(2,036.2)	(107.5)	(329.3)
Taxes other than income taxes	(9.6)	(5.5)	(0.3)	(3.6)	(1.1)
Gain on sale of asset	16.3	—	154.0	—	—
Miscellaneous net (other income)	14.6	—	(36.8)	—	—
Income taxes (c)	(132.7)	1,020.7	683.8	56.1	147.7
Total	(760.0)	(1,855.3)	(1,252.4)	(101.8)	(219.8)
TOTAL SPECIAL ITEMS (after-tax)	(888.6)	(1,855.3)	(1,252.4)	(109.4)	(245.2)
Totals may not foot due to rounding.
(a) Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net.
(b) Operating revenue less fuel, fuel related expenses and purchased power.
(c) Income taxes represents the income tax effect of the special items which were calculated using the estimated income tax rate that is expected to apply to each item, as well as tax adjustments as a result of tax reform. The 2017 period also includes the income tax benefit which resulted from the FitzPatrick transaction.

(Page left blank intentionally)

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

In thousands, except share data, for the years ended December 31,	2017	2016	2015	2014	2013
OPERATING REVENUES:
Electric	$9,278,895	$8,866,659	$9,308,678	$9,591,902	$8,942,360
Natural gas	138,856	129,348	142,746	181,794	154,353
Competitive businesses	1,656,730	1,849,638	2,061,827	2,721,225	2,294,234
Total	11,074,481	10,845,645	11,513,251	12,494,921	11,390,947
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,991,589	1,809,200	2,452,171	2,632,558	2,445,818
Purchased power	1,427,950	1,220,527	1,390,805	1,915,414	1,554,332
Nuclear refueling outage expenses	168,151	208,678	251,316	267,679	256,801
Other operation and maintenance	3,423,689	3,296,711	3,354,981	3,310,536	3,331,934
Asset write-offs, impairments, and related charges	538,372	2,835,637	2,104,906	179,752	341,537
Decommissioning	405,685	327,425	280,272	272,621	242,104
Taxes other than income taxes	617,556	592,502	619,422	604,606	600,350
Depreciation and amortization	1,389,978	1,347,187	1,337,276	1,318,638	1,261,044
Other regulatory charges (credits) – net	(131,901)	94,243	175,304	(13,772)	45,597
Total	9,831,069	11,732,110	11,966,453	10,488,032	10,079,517
Gain on sale of asset	16,270	—	154,037	—	43,569
OPERATING INCOME (LOSS)	1,259,682	(886,465)	(299,165)	2,006,889	1,354,999
OTHER INCOME:
Allowance for equity funds used during construction	95,088	67,563	51,908	64,802	66,053
Interest and investment income	288,197	145,127	187,062	147,686	199,300
Miscellaneous – net	(12,701)	(41,617)	(95,997)	(42,016)	(59,762)
Total	370,584	171,073	142,973	170,472	205,591
INTEREST EXPENSE:
Interest expense	707,212	700,545	670,096	661,083	629,537
Allowance for borrowed funds used during construction	(44,869)	(34,175)	(26,627)	(33,576)	(25,500)
Total	662,343	666,370	643,469	627,507	604,037
INCOME (LOSS) BEFORE INCOME TAXES	967,923	(1,381,762)	(799,661)	1,549,854	956,553
Income taxes	542,570	(817,259)	(642,927)	589,597	225,981
CONSOLIDATED NET INCOME (LOSS)	425,353	(564,503)	(156,734)	960,257	730,572
Preferred dividend requirements of subsidiaries	13,741	19,115	19,828	19,536	18,670
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$411,612	($583,618)	($176,562)	$940,721	$711,902
Basic earnings (loss) per average common share	$2.29	($3.26)	($0.99)	$5.24	$3.99
Diluted earnings (loss) per average common share	$2.28	($3.26)	($0.99)	$5.22	$3.99
Basic average number of common shares outstanding	179,671,797	178,885,660	179,176,356	179,506,151	178,211,192
Diluted average number of common shares outstanding	180,535,893	178,885,660	179,176,356	180,296,885	178,570,400

FINANCIAL RESULTS

2017 CONSOLIDATING INCOME STATEMENT (unaudited)
		PARENT &		ENTERGY
In thousands, except share data, for the year ended December 31, 2017.	UTILITY	OTHER	EWC	CONSOLIDATED
OPERATING REVENUES:
Electric	$9,279,010	($115)	$—	$9,278,895
Natural gas	138,856	—	—	138,856
Competitive businesses	—	—	1,656,730	1,656,730
Total	9,417,866	(115)	1,656,730	11,074,481
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	1,908,576	(115)	83,128	1,991,589
Purchased power	1,323,161	115	104,674	1,427,950
Nuclear refueling outage expenses	154,010	—	14,141	168,151
Other operation and maintenance	2,467,997	27,128	928,564	3,423,689
Asset write-offs, impairments, and related charges	—	—	538,372	538,372
Decommissioning	150,727	—	254,958	405,685
Taxes other than income taxes	536,407	1,532	79,617	617,556
Depreciation and amortization	1,195,179	1,678	193,121	1,389,978
Other regulatory charges (credits) - net	(131,901)	—	—	(131,901)
Total	7,604,156	30,338	2,196,575	9,831,069
Gain on sale of asset	—	—	16,270	16,270
OPERATING INCOME (LOSS)	1,813,710	(30,453)	(523,575)	1,259,682
OTHER INCOME:
Allowance for equity funds used during construction	95,088	—	—	95,088
Interest and investment income	218,317	(154,241)	224,121	288,197
Miscellaneous – net	(12,050)	(5,004)	4,353	(12,701)
Total	301,355	(159,245)	228,474	370,584
INTEREST EXPENSE:
Interest expense	592,170	91,328	23,714	707,212
Allowance for borrowed funds used during construction	(44,869)	—	—	(44,869)
Total	547,301	91,328	23,714	662,343
INCOME (LOSS) BEFORE INCOME TAXES	1,567,764	(281,026)	(318,815)	967,923
Income taxes	794,616	(105,566)	(146,480)	542,570
CONSOLIDATED NET INCOME (LOSS)	773,148	(175,460)	(172,335)	425,353
Preferred dividend requirements of subsidiaries	11,553	—	2,188	13,741
NET INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$761,595	($175,460)	($174,523)	$411,612
Basic earnings (loss) per average common share	$4.24	($0.98)	($0.97)	$2.29
Diluted earnings (loss) per average common share	$4.22	($0.97)	($0.97)	$2.28
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2017	2016	2015	2014	2013
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$56,629	$129,579	$63,497	$131,327	$129,979
Temporary cash investments	724,644	1,058,265	1,287,464	1,290,699	609,147
Total cash and cash equivalents	781,273	1,187,844	1,350,961	1,422,026	739,126
Accounts receivable:
Customer	673,347	654,995	608,491	596,917	670,641
Allowance for doubtful accounts	(13,587)	(11,924)	(39,895)	(35,663)	(34,311)
Other	169,377	158,419	178,364	220,342	195,028
Accrued unbilled revenues	383,813	368,677	321,940	321,659	340,828
Total accounts receivable	1,212,950	1,170,167	1,068,900	1,103,255	1,172,186
Deferred fuel costs	95,746	108,465	—	155,140	116,379
Accumulated deferred income taxes	—	—	—	27,783	175,073
Fuel inventory – at average cost	182,643	179,600	217,810	205,434	208,958
Materials and supplies – at average cost	723,222	698,523	873,357	918,584	915,006
Deferred nuclear refueling outage costs	133,164	146,221	211,512	214,188	192,474
Prepayments and other	156,333	193,448	344,872	343,223	410,489
Total	3,285,331	3,684,268	4,067,412	4,389,633	3,929,691
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	198	198	4,341	36,234	40,350
Decommissioning trust funds	7,211,993	5,723,897	5,349,953	5,370,932	4,903,144
Non-utility property – at cost (less accumulated depreciation)	260,980	233,641	219,999	213,791	199,375
Other	441,862	469,664	468,704	405,169	210,616
Total	7,915,033	6,427,400	6,042,997	6,026,126	5,353,485
PROPERTY, PLANT AND EQUIPMENT:
Electric	47,287,370	45,191,216	44,467,159	44,881,419	42,935,712
Property under capital lease	620,544	619,527	952,465	945,784	941,299
Natural gas	453,162	413,224	392,032	377,565	366,365
Construction work in progress	1,980,508	1,378,180	1,456,735	1,425,981	1,514,857
Nuclear fuel	923,200	1,037,899	1,345,422	1,542,055	1,566,904
Total property, plant and equipment	51,264,784	48,640,046	48,613,813	49,172,804	47,325,137
Less – accumulated depreciation and amortization	21,600,424	20,718,639	20,789,452	20,449,858	19,443,493
Property, plant and equipment – net	29,664,360	27,921,407	27,824,361	28,722,946	27,881,644
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	—	761,280	775,528	836,064	849,718
Other regulatory assets (includes securitization property of
$485,031 as of December 31, 2017,
$600,996 as of December 31, 2016, $714,044 as
of December 31, 2015, $724,839 as of December 31, 2014,
and $822,218 as of December 31, 2013)	4,935,689	4,769,913	4,704,796	4,968,553	3,893,363
Deferred fuel costs	239,298	239,100	238,902	238,102	172,202
Goodwill	377,172	377,172	377,172	377,172	377,172
Accumulated deferred income taxes	178,204	117,885	54,903	48,351	62,011
Other	112,062	1,606,009	561,610	807,508	771,004
Total	5,842,425	7,871,359	6,712,911	7,275,750	6,125,470
TOTAL ASSETS	$46,707,149	$45,904,434	$44,647,681	$46,414,455	$43,290,290

FINANCIAL RESULTS

CONSOLIDATED BALANCE SHEETS (unaudited)

In thousands, as of December 31,	2017	2016	2015	2014	2013
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$760,007	$364,900	$214,374	$899,375	$457,095
Notes payable and commercial paper	1,578,308	415,011	494,348	598,407	1,046,887
Accounts payable	1,452,216	1,285,577	1,071,798	1,166,431	1,173,313
Customer deposits	401,330	403,311	419,407	412,166	370,997
Taxes accrued	214,967	181,114	210,077	128,108	191,093
Accumulated deferred income taxes	—	—	—	38,039	28,307
Interest accrued	187,972	187,229	194,565	206,010	180,997
Deferred fuel costs	146,522	102,753	235,986	91,602	57,631
Obligations under capital leases	1,502	2,423	2,709	2,508	2,323
Pension and other postretirement liabilities	71,612	76,942	62,513	57,994	67,419
Other	221,771	180,836	184,181	248,251	484,510
Total	5,036,207	3,200,096	3,089,958	3,848,891	4,060,572

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	4,466,503	7,495,290	8,306,865	9,133,161	8,724,635
Accumulated deferred investment tax credits	219,634	227,147	234,300	247,521	263,765
Obligations under capital leases	22,015	24,582	27,001	29,710	32,218
Regulatory liability for income taxes - net	2,900,204	—	—	—	—
Other regulatory liabilities	1,588,520	1,572,929	1,414,898	1,383,609	1,295,955
Decommissioning and asset retirement cost liabilities	6,185,814	5,992,476	4,790,187	4,458,296	3,933,416
Accumulated provisions	478,273	481,636	460,727	418,128	115,139
Pension and other postretirement liabilities	2,910,654	3,036,010	3,187,357	3,638,295	2,320,704
Long-term debt (includes securitization bonds
of $544,921 as of December 31, 2017, $661,175 as of
December 31, 2016, $774,696 as of December 31, 2015,
$776,817 as of December 31, 2014, and $883,013 as of
December 31, 2013)	14,315,259	14,467,655	13,111,556	12,386,710	12,022,993
Other	393,748	1,121,619	449,856	557,649	583,667
Total	33,480,624	34,419,344	31,982,747	32,253,079	29,292,492

Commitments and Contingencies

Subsidiaries' preferred stock without sinking fund	197,803	203,185	318,185	210,760	210,760

EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000
shares; issued 254,752,788 shares in 2017, 2016, 2015,
2014, and 2013	2,548	2,548	2,548	2,548	2,548
Paid-in capital	5,433,433	5,417,245	5,403,758	5,375,353	5,368,131
Retained earnings	7,977,702	8,195,571	9,393,913	10,169,657	9,825,053
Accumulated other comprehensive income (loss)	(23,531)	(34,971)	8,951	(42,307)	(29,324)
Less – treasury stock, at cost (74,235,135 shares in 2017,
75,623,363 shares in 2016, 76,363,763 shares in 2015,
75,512,079 shares in 2014, and 76,381,936 shares in 2013)	5,397,637	5,498,584	5,552,379	5,497,526	5,533,942
Total common shareholders' equity	7,992,515	8,081,809	9,256,791	10,007,725	9,632,466
Subsidiaries' preferred stock without sinking fund	—	—	—	94,000	94,000
Total	7,992,515	8,081,809	9,256,791	10,101,725	9,726,466
TOTAL LIABILITIES AND EQUITY	$46,707,149	$45,904,434	$44,647,681	$46,414,455	$43,290,290

FINANCIAL RESULTS

2017 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2017.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$50,270	$971	$5,388	$56,629
Temporary cash investments	494,158	3,663	226,822	724,644
Total cash and cash equivalents	544,428	4,634	232,210	781,273
Notes receivable	—	(514,418)	514,418	—
Accounts receivable:
Customer	561,751	—	111,596	673,347
Allowance for doubtful accounts	(13,587)	—	—	(13,587)
Associated companies	43,639	(55,019)	11,381	1
Other	159,396	—	9,981	169,377
Accrued unbilled revenues	383,813	—	—	383,813
Total accounts receivable	1,135,012	(55,019)	132,958	1,212,950
Deferred fuel costs	95,746	—	—	95,746
Fuel inventory – at average cost	178,813	—	3,830	182,643
Materials and supplies – at average cost	672,715	—	50,506	723,222
Deferred nuclear refueling outage costs	130,103	—	3,061	133,164
Prepayments and other	150,568	(8,677)	14,442	156,333
Total	2,907,385	(573,480)	951,425	3,285,331
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	1,390,785	(1,390,673)	86	198
Decommissioning trust funds	3,162,649	—	4,049,344	7,211,993
Non-utility property – at cost (less accumulated depreciation)	251,904	(13)	9,089	260,980
Other	439,264	—	2,598	441,862
Total	5,244,602	(1,390,686)	4,061,117	7,915,033
PROPERTY, PLANT AND EQUIPMENT:
Electric	46,332,630	4,406	950,333	47,287,370
Property under capital lease	620,544	—	—	620,544
Natural gas	453,162	—	—	453,162
Construction work in progress	1,949,769	253	30,487	1,980,508
Nuclear fuel	822,260	—	100,941	923,200
Total property, plant and equipment	50,178,365	4,659	1,081,761	51,264,784
Less – accumulated depreciation and amortization	21,003,295	198	596,931	21,600,424
Property, plant and equipment – net	29,175,070	4,461	484,830	29,664,360
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	—	—	—	—
Other regulatory assets (includes securitization property of
$485,031 as of December 31, 2017)	4,935,689	—	—	4,935,689
Deferred fuel costs	239,298	—	—	239,298
Goodwill	374,099	—	3,073	377,172
Accumulated deferred income taxes	32,238	40,541	105,425	178,204
Other	70,288	9,635	32,139	112,062
Total	5,651,612	50,176	140,637	5,842,425
TOTAL ASSETS	$42,978,669	($1,909,529)	$5,638,009	$46,707,149
Totals may not foot due to rounding.

FINANCIAL RESULTS

2017 CONSOLIDATING BALANCE SHEET (unaudited)
				ENTERGY
In thousands, as of December 31, 2017.	UTILITY	PARENT & OTHER	EWC	CONSOLIDATED
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$760,007	$—	$—	$760,007
Notes payable and commercial paper:
Associated companies	—	(6,433)	6,433	—
Other	111,345	1,466,963	—	1,578,308
Accounts payable:
Associated companies	31,970	(67,310)	35,340	—
Other	1,211,661	109	240,446	1,452,216
Customer deposits	401,330	—	—	401,330
Taxes accrued	241,877	(12,298)	(14,612)	214,967
Interest accrued	161,077	26,603	292	187,972
Deferred fuel costs	146,522	—	—	146,522
Obligations under capital leases	1,502	—	—	1,502
Pension and other postretirement liabilities	59,378	—	12,234	71,612
Other	129,001	1,958	90,812	221,771
Total	3,255,670	1,409,592	370,945	5,036,207

NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	5,288,573	(151,174)	(670,896)	4,466,503
Accumulated deferred investment tax credits	219,634	—	—	219,634
Obligations under capital leases	22,015	—	—	22,015
Regulatory liability for income taxes - net	2,900,204	—	—	2,900,204
Other regulatory liabilities	1,588,520	—	—	1,588,520
Decommissioning and retirement cost liabilities	3,002,469	—	3,183,345	6,185,814
Accumulated provisions	477,742	—	531	478,273
Pension and other postretirement liabilities	2,170,518	—	740,136	2,910,654
Long-term debt (includes securitization bonds
of $544,921 as of December 31, 2017)	12,163,671	2,048,518	103,070	14,315,259
Other	714,509	(393,075)	72,314	393,748
Total	28,547,855	1,504,269	3,428,500	33,480,624

Subsidiaries' preferred stock without sinking fund	173,554	—	24,249	197,803

COMMON EQUITY:
Common shareholders' equity:
Common stock, $.01 par value, authorized 500,000,000 shares;
issued 254,752,788 shares in 2017	2,030,268	(2,228,823)	201,103	2,548
Paid-in capital	2,934,943	1,006,941	1,491,549	5,433,433
Retained earnings	6,304,977	1,676,129	(3,404)	7,977,702
Accumulated other comprehensive income (loss)	(148,598)	—	125,067	(23,531)
Less – treasury stock, at cost (74,235,135 shares in 2017)	120,000	5,277,637	—	5,397,637
Total	11,001,590	(4,823,390)	1,814,315	7,992,515

TOTAL LIABILITIES AND EQUITY	$42,978,669	($1,909,529)	$5,638,009	$46,707,149
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

In thousands, for the years ended December 31,	2017	2016	2015	2014	2013
OPERATING ACTIVITIES:
Consolidated net income (loss)	$425,353	$(564,503)	$(156,734)	$960,257	$730,572
Adjustments to reconcile consolidated net income (loss)
to net cash flow provided by operating activities:
Depreciation, amortization, and decommissioning, including nuclear fuel amortization	2,078,578	2,123,291	2,117,236	2,127,892	2,012,076
Deferred income taxes, investment tax credits, and non-current taxes accrued	529,053	(836,257)	(820,350)	596,935	311,789
Asset write-offs, impairments, and related charges	357,251	2,835,637	2,104,906	123,527	341,537
Gain on sale of asset/business	(16,270)	—	(154,037)	—	(43,569)
Changes in working capital:
Receivables	(97,637)	(96,975)	38,152	98,493	(180,648)
Fuel inventory	(3,043)	38,210	(12,376)	3,524	4,873
Accounts payable	101,802	174,421	(135,211)	(12,996)	94,436
Prepaid taxes and taxes accrued	33,853	(28,963)	81,969	(62,985)	(142,626)
Interest accrued	742	(7,335)	(11,445)	25,013	(3,667)
Deferred fuel costs	56,290	(241,896)	298,725	(70,691)	(4,824)
Other working capital accounts	(4,331)	31,197	(113,701)	112,390	(66,330)
Changes in provisions for estimated losses	(3,279)	20,905	42,566	301,871	(248,205)
Changes in other regulatory assets	595,504	(48,469)	262,317	(1,061,537)	1,105,622
Changes in other regulatory liabilities	2,915,795	158,031	61,241	87,654	397,341
Deferred tax rate change recognized as regulatory liability / asset	(3,665,498)	—	—	—	—
Changes in pensions and other postretirement liabilities	(130,686)	(136,919)	(446,418)	1,308,166	(1,433,663)
Other	(549,977)	(421,676)	134,344	(647,952)	314,505
Net cash flow provided by operating activities	2,623,500	2,998,699	3,291,184	3,889,561	3,189,219
INVESTING ACTIVITIES:
Construction/capital expenditures	(3,607,532)	(2,780,222)	(2,500,860)	(2,119,191)	(2,287,593)
Allowance for equity funds used during construction	96,000	68,345	53,635	68,375	69,689
Nuclear fuel purchases	(377,324)	(314,706)	(493,604)	(537,548)	(517,825)
Payment for purchase of plant or assets	(16,762)	(949,329)	—	—	(17,300)
Proceeds from sale of assets and businesses	100,000	—	487,406	10,100	147,922
Insurance proceeds received for property damages	26,157	20,968	24,399	40,670	—
Changes in securitization account	1,323	4,007	(5,806)	1,511	155
NYPA value sharing payment	—	—	(70,790)	(72,000)	(71,736)
Payments to storm reserve escrow account	(2,878)	(1,544)	(69,163)	(276,057)	(7,716)
Receipts from storm reserve escrow account	11,323	—	5,916	—	260,279
Decrease (increase) in other investments	1,078	9,055	571	46,983	(82,955)
Litigation proceeds for reimbursement of spent nuclear fuel storage costs	25,493	169,085	18,296	—	21,034
Proceeds from nuclear decommissioning trust fund sales	3,162,747	2,408,920	2,492,176	1,872,115	2,031,552
Investment in nuclear decommissioning trust funds	(3,260,674)	(2,484,627)	(2,550,958)	(1,989,446)	(2,147,099)
Net cash flow used in investing activities	(3,841,049)	(3,850,048)	(2,608,782)	(2,954,488)	(2,601,593)
FINANCING ACTIVITIES:
Proceeds from the issuance of:
Long-term debt	1,809,390	6,800,558	3,502,189	3,100,069	3,746,016
Preferred stock of subsidiary	14,399	—	107,426	—	24,249
Treasury stock	80,729	33,114	24,366	194,866	24,527
Retirement of long-term debt	(1,585,681)	(5,311,324)	(3,461,518)	(2,323,313)	(3,814,666)
Repurchase of common stock	—	—	(99,807)	(183,271)	—
Repurchase/redemptions of preferred stock	(20,599)	(115,283)	(94,285)	—	—
Changes in credit borrowings and commercial paper – net	1,163,296	(79,337)	(104,047)	(448,475)	250,889
Other	(7,731)	(6,872)	(9,136)	23,579	—
Dividends paid:
Common stock	(628,885)	(611,835)	(598,897)	(596,117)	(593,037)
Preferred stock	(13,940)	(20,789)	(19,758)	(19,511)	(18,802)
Net cash flow provided by (used in) financing activities	810,978	688,232	(753,467)	(252,173)	(380,824)

Effect of exchange rates on cash and cash equivalents	—	—	—	—	(245)
Net increase (decrease) in cash and cash equivalents	(406,571)	(163,117)	(71,065)	682,900	206,557
Cash and cash equivalents at beginning of period	1,187,844	1,350,961	1,422,026	739,126	532,569
Cash and cash equivalents at end of period	$781,273	$1,187,844	$1,350,961	$1,422,026	$739,126

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CASH FLOW (unaudited)

$ thousands, for the years ended December 31,	2017	2016	2015	2014	2013
SUPPLEMENTAL DISCLOSURE OF
CASH FLOW INFORMATION:
Cash paid (received) during the period for:
Interest – net of amount capitalized	678,371	746,779	663,630	611,376	570,212
Income taxes	(13,375)	95,317	103,589	77,799	127,735

CASH FLOW INFORMATION BY BUSINESS

			PARENT &		ENTERGY
For the years ended December 31, 2017, 2016, 2015, 2014, and 2013.		UTILITY	OTHER	EWC	CONSOLIDATED
($ thousands)
2017
Net cash flow provided by operating activities		2,938,587	(452,430)	137,343	2,623,500
Net cash flow provided by (used in) investing activities		(3,646,943)	(438)	(193,668)	(3,841,049)
Net cash flow provided by (used in) financing activities		505,877	449,109	(144,008)	810,978

2016
Net cash flow provided by operating activities		2,860,511	(107,950)	246,138	2,998,699
Net cash flow provided by (used in) investing activities		(3,671,452)	(394)	(178,202)	(3,850,048)
Net cash flow provided by (used in) financing activities		938,780	103,847	(354,395)	688,232

2015
Net cash flow provided by operating activities		2,906,716	(77,374)	461,842	3,291,184
Net cash flow provided by (used in) investing activities		(2,565,963)	3,709	(46,527)	(2,608,782)
Net cash flow provided by (used in) financing activities		(695,099)	70,643	(129,012)	(753,467)

2014
Net cash flow provided by operating activities		3,318,660	(463,377)	1,034,278	3,889,561
Net cash flow provided by (used in) investing activities		(2,635,690)	293,429	(612,227)	(2,954,488)
Net cash flow provided by (used in) financing activities		(260,772)	174,440	(165,840)	(252,173)

2013
Net cash flow provided by (used in) operating activities		2,208,089	251,118	730,011	3,189,219
Net cash flow provided by (used in) investing activities		(1,989,855)	(51)	(611,689)	(2,601,593)
Net cash flow provided by (used in) financing activities		(47,150)	(251,132)	(82,542)	(380,824)
Totals may not foot due to rounding.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF CHANGES IN EQUITY (unaudited)

		Common Shareholders’ Equity
($ thousands)	Subsidiaries’ Preferred Stock	Common Stock	Treasury Stock	Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income (Loss)	Total
Balance at December 31, 2012	94,000	2,548	(5,574,819)	5,357,852	9,704,591	(293,083)	9,291,089

Consolidated net income (a)	18,670	—	—	—	711,902	—	730,572
Other comprehensive income	—	—	—	—	—	263,759	263,759
Common stock issuances related to stock plans	—	—	40,877	10,279	—	—	51,156
Common stock dividends declared	—	—	—	—	(591,440)	—	(591,440)
Preferred dividend requirements of subsidiaries (a)	(18,670)	—	—	—	—	—	(18,670)

Balance at December 31, 2013	94,000	2,548	(5,533,942)	5,368,131	9,825,053	(29,324)	9,726,466

Consolidated net income (a)	19,536	—	—	—	940,721	—	960,257
Other comprehensive loss	—	—	—	—	—	(12,983)	(12,983)
Common stock repurchases	—	—	(183,271)	—	—	—	(183,271)
Common stock issuances related to stock plans	—	—	219,687	7,222	—	—	226,909
Common stock dividends declared	—	—	—	—	(596,117)	—	(596,117)
Preferred dividend requirements of subsidiaries (a)	(19,536)	—	—	—	—	—	(19,536)

Balance at December 31, 2014	94,000	2,548	(5,497,526)	5,375,353	10,169,657	(42,307)	10,101,725
Consolidated net income (loss) (a)	19,828	—	—	—	(176,562)	—	(156,734)
Other comprehensive income	—	—	—	—	—	51,258	51,258
Common stock repurchases	—	—	(99,807)	—	—	—	(99,807)
Preferred stock repurchases/redemptions	(94,000)	—	—	—	(285)	—	(94,285)
Common stock issuances related to stock plans	—	—	44,954	28,405	—	—	73,359
Common stock dividends declared	—	—	—	—	(598,897)	—	(598,897)
Preferred dividend requirements of subsidiaries (a)	(19,828)	—	—	—	—	—	(19,828)

Balance at December 31, 2015	—	2,548	(5,552,379)	5,403,758	9,393,913	8,951	9,256,791
Consolidated net income (loss) (a)	19,115	—	—	—	(583,618)	—	(564,503)
Other comprehensive loss	—	—	—	—	—	(43,922)	(43,922)
Common stock issuances related to stock plans	—	—	53,795	13,487	—	—	67,282
Common stock dividends declared	—	—	—	—	(611,835)	—	(611,835)
Subsidiaries' capital stock redemptions	—	—	—	—	(2,889)	—	(2,889)
Preferred dividend requirements of subsidiaries (a)	(19,115)	—	—	—	—	—	(19,115)

Balance at December 31, 2016	—	2,548	(5,498,584)	5,417,245	8,195,571	(34,971)	8,081,809
Consolidated net income (loss) (a)	13,741	—	—	—	411,612	—	425,353
Other comprehensive loss	—	—	—	—	—	11,440	11,440
Common stock issuances related to stock plans	—	—	100,947	16,188	—	—	117,135
Common stock dividends declared	—	—	—	—	(628,885)	—	(628,885)
Subsidiaries' capital stock redemptions	—	—	—	—	(596)	—	(596)
Preferred dividend requirements of subsidiaries (a)	(13,741)	—	—	—	—	—	(13,741)

Balance at December 31, 2017	—	2,548	(5,397,637)	5,433,433	7,977,702	(23,531)	7,992,515
(a) Consolidated net income and preferred dividend requirements of subsidiaries for 2017, 2016, 2015, 2014 and 2013 include $13.7 million, $19.1 million, $14.9 million, $12.9 million and $12.0 million, respectively, of preferred dividends on subsidiaries’ preferred stock without sinking fund that is not presented as equity.

FINANCIAL RESULTS

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS) (unaudited)

In thousands, for the years ended December 31,	2017	2016	2015	2014	2013
NET INCOME (LOSS)	$425,353	$(564,503)	$(156,734)	$960,257	$730,572
Other comprehensive income (loss)
Cash flow hedges net unrealized gain (loss)
(net of tax expense (benefit) of ($22,570), ($55,298), $3,752, $96,141 and ($87,940)
for 2017 to 2013, respectively)	(41,470)	(101,977)	7,852	179,895	(161,682)
Pension and other postretirement liabilities
(net of tax expense (benefit) of ($4,057), ($3,952), $61,576, ($152,763), and $220,899
for 2017 to 2013, respectively)	(61,653)	(2,842)	103,185	(281,566)	302,489
Net unrealized investment gains (losses)
(net of tax expense (benefit) of $80,069, $57,277, ($45,904), $66,594 and $118,878
for 2017 to 2013, respectively)	115,311	62,177	(59,138)	89,439	122,709
Foreign currency translation
(net of tax expense (benefit) of $403, $689, $345, ($404) and $131
for 2017 to 2013, respectively)	(748)	(1,280)	(641)	(751)	243
Other comprehensive income (loss)	11,440	(43,922)	51,258	(12,983)	263,759
COMPREHENSIVE INCOME (LOSS)	436,793	(608,425)	(105,476)	947,274	994,331
Preferred dividend requirements of subsidiaries	13,741	19,115	19,828	19,536	18,670
COMPREHENSIVE INCOME (LOSS) ATTRIBUTABLE TO ENTERGY CORPORATION	$423,052	$(627,540)	$(125,304)	$927,738	$975,661

CONSOLIDATED CAPITAL EXPENDITURES

HISTORICAL CAPITAL EXPENDITURES
($ millions)	2017	2016	2015	2014	2013
Utility
Generation	1,325	1,728	692	594	820
Transmission	887	750	633	466	400
Distribution	833	771	727	656	653
Other	400	293	166	112	154
Entergy Wholesale Commodities	179	188	353	363	349
Total Historical Capital Expenditures	3,624	3,730	2,571	2,191	2,377

ENTERGY CORPORATION SECURITIES DETAIL

ENTERGY CORPORATION LONG-TERM DEBT					CURRENT OR	AS OF
			MATURITY	FIRST CALL	FIRST CALL	DECEMBER 31,
CUSIP		RATE	DATE	DATE	PRICE	2017	2016

	$3.5B Bank Credit Facility	2.55%	08/22 (b)			$210	$700
	Commercial Paper (a)	1.49%				1,467	344
29364GAF0	5.125% Notes	5.13%	09/20	Now	MW (T+.40%)	450	450
29364GAH6	4.00% Notes	4.0%	07/22	Now	MW (T+.30%)	650	650
29364GAJ2	2.95% Notes	2.95%	09/26	Now	MW (T+.25%)	750	750
	Total					$3,527	$2,894
(a) Entergy Corporation has a commercial paper program with a program limit of up to $2.0 billion.
(b) The maturity date was extended in August 2017.

SECURITIES RATINGS (OUTLOOK)
CORPORATE CREDIT
As of 5/18/18	MOODY’S	S&P
Entergy Corporation	Baa2 (negative)	BBB+ (stable)

					CALL PRICE
				AS OF	PER SHARE
PREFERRED MEMBER INTERESTS			DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	DESCRIPTION	RATE	2017	2016	2,017

	Held by Entergy Louisiana:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$684	$684	$100.00
	(6,843,780 shares in 2017 and 2016) (a)
None	Class B preferred non-voting membership interest units of Entergy Holdings Co. LLC	9.00%	413	413	100.00
	(4,126,940 shares in 2017 and 2016) (a)
None	Class C preferred non-voting membership interest units of Entergy Holdings Co. LLC	7.50%	294	294	100.00
	(2,935,153 shares in 2017 and 2016) (a)
	Preferred member interests		$1,391	$1,391
OTHER NON-CURRENT LIABILITIES:
None	Class A preferred non-voting membership interest units of Entergy Holdings Co. LLC	10.00%	$50	$50	100.00
	(500,000 shares in 2017 and 2016) (a)(b)
	Other non-current liabilities		$50	$50
	Total		$1,441	$1,441
(a) Distributions are payable quarterly and have a liquidation price of $100 per unit. The preferred membership interests are callable at the option of Entergy Holdings Company LLC after ten years under the terms of the LLC agreement.

(b) On February 16, 2012, Entergy Gulf States Louisiana, L.L.C. sold 500,000 units of Class A preferred, non-voting, membership interest units of Entergy Holdings Company LLC. to a non-affiliated third party. This preferred membership interest is reflected in the Parent & Other disclosure segment in ‘Other Non-Current Liabilities’ on the balance sheet.

Totals may not foot due to rounding.

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UTILITY SELECTED DATA

UTILITY QUARTERLY FINANCIAL METRICS
	2017					2016					FY %
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Net Income ($ millions)	164.7	243.5	400.8	(47.4)	761.6	194.9	375.6	443.3	120.4	1,134.2	(32.9)
As-Reported Net Revenue ($ millions)	1,404.2	1,549.4	1,811.3	1,553.1	6,318.0	1,375.1	1,524.2	1,859.1	1,421.1	6,179.5	2.2
As-Reported Non-Fuel O&M ($ millions)	604.2	643.8	639.9	734.2	2,622.1	546.6	614.8	624.6	701.3	2,487.3	5.4
ROIC – As-Reported (%)(a)	6.4	5.7	5.4	4.7	4.7	6.6	7.5	7.7	6.8	6.8	(30.9)
ROE – As-Reported (%)(a)	10.8	9.3	8.7	7.1	7.1	11.2	12.9	13.3	11.3	11.3	(37.2)
Debt to Capital Ratio (%)	53.6	54.4	53.5	53.9	53.9	54.3	53.8	53.6	53.8	53.8	0.2
NON-GAAP MEASURES
Operational Earnings ($ millions)	1,104.0	971.9	929.4	942.3	942.3	1,068.4	1,244.3	1,327.5	1,134.2	1,134.2	(16.9)
Operational Net Revenue ($ millions)	1,404.2	1,549.4	1,811.3	1,497.6	6,262.5	1,375.1	1,524.2	1,859.1	1,421.1	6,179.5	1.3
Operational Non-Fuel O&M ($ millions)	604.2	643.8	639.9	734.2	2,622.1	546.6	614.8	624.6	701.3	2,487.3	5.4
ROIC – Operational (%)(a)	6.4	5.7	5.4	5.5	5.5	6.6	7.5	7.7	6.8	6.8	(19.1)
ROE – Operational (%)(a)	10.8	9.3	8.7	8.8	8.8	11.2	12.9	13.3	11.3	11.3	(22.1)
Debt to Capital Ratio, excluding securitization debt (%)	52.3	53.2	52.3	52.8	52.8	52.8	52.3	52.1	52.4	52.4	0.8
Net Debt to Net Capital Ratio, excluding securitization debt (%)	51.3	51.8	51.7	51.7	51.7	51.3	51.2	50.6	50.7	50.7	2.0
(a) Rolling twelve months. Totals may not foot due to rounding.

UTILITY ANNUAL FINANCIAL METRICS
							2017	2016	2015	2014	2013
GAAP MEASURES
As-Reported Net Income ($ millions)							761.6	1,134.2	1,096.9	829.1	828.9
As-Reported Net Revenue ($ millions)							6,318.0	6,179.5	5,828.9	5,734.7	5,523.8
As-Reported Non-Fuel O&M ($ millions)							2,622.1	2,487.3	2,560.6	2,394.6	2,388.9
ROIC – As-Reported (%)(a)							4.7	6.8	7.0	5.8	5.9
ROE – As-Reported (%)(a)							7.1	11.3	11.9	9.3	9.6
Debt to Capital Ratio (%)							53.9	53.8	52.6	54.9	53.8
NON-GAAP MEASURES
Operational Earnings ($ millions)							942.3	1,134.2	1,096.9	836.7	857.8
Operational Net Revenue ($ millions)							6,262.5	6,179.4	5,828.9	5,734.7	5,518.1
Operational Non-Fuel O&M ($ millions)							2,622.1	2,487.3	2,560.6	2,382.0	2,324.9
ROIC – Operational (%)(a)							5.5	6.8	7.0	5.9	6.1
ROE – Operational (%)(a)							8.8	11.3	11.9	9.4	10.0
Debt to Capital Ratio, excluding securitization debt (%)							52.8	52.4	50.8	53.1	51.6
Net Debt to Net Capital Ratio, excluding securitization debt (%)							51.7	50.7	49.2	50.6	50.2

UTILITY SECURITIES RATINGS (OUTLOOK)
	MORTGAGE BONDS		PREFERRED STOCK
As of 5/11/18	MOODY’S	S&P	MOODY’S	S&P
Entergy Arkansas, Inc.	A2 (stable)	A (stable)	Baa3	BBB-
Entergy Louisiana, LLC	A2 (stable)	A (stable)	n/a	n/a
Entergy Mississippi, Inc.	A2 (stable)	A (stable)	Baa3	BBB-
Entergy New Orleans, LLC	Baa2 (stable)	A (stable)	n/a	n/a
Entergy Texas, Inc.	Baa1 (stable)	A (stable)	n/a	n/a
System Energy Resources, Inc.	Baa1 (stable)	A (stable)	n/a	n/a

UTILITY HISTORICAL CAPITAL EXPENDITURES(a)
($ millions)	2017	2016	2015	2014	2013
Entergy Arkansas	736	904	625	535	489
Entergy Louisiana	1,673	1,505	845	757	978
Entergy Mississippi	435	310	236	180	168
Entergy New Orleans	115	328	86	62	89
Entergy Texas	348	338	320	196	182
System Energy Resources	92	88	70	64	52
Other(b)	46	69	36	34	52
Total	3,445	3,542	2,218	1,828	2,010
(a) Historical capital expenditures include storm capital spending.
(b) Corresponds to Entergy Services, Inc., Entergy Operations, Inc., and System Fuels, Inc.

UTILITY FINANCIAL RESULTS

2017 UTILITY CONSOLIDATING INCOME STATEMENT (unaudited)

							OTHER/
In thousands, for the year ending December 31, 2017.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
OPERATING REVENUES:
Electric	$2,139,919	$4,246,020	$1,198,229	$631,744	$1,544,893	$633,458	$(1,115,253)	$9,279,010
Natural gas	—	54,530	—	84,326	—	—	—	138,856
Total	2,139,919	4,300,550	1,198,229	716,070	1,544,893	633,458	(1,115,253)	9,417,866
OPERATING EXPENSES:
Operation and maintenance:
Fuel, fuel-related expenses, and gas purchased for resale	402,777	912,060	185,816	111,082	225,517	71,700	(376)	1,908,576
Purchased power	230,652	980,070	328,463	282,178	610,279	—	(1,108,481)	1,323,161
Nuclear refueling outage expenses	83,968	52,074	—	—	—	17,968	—	154,010
Other operation and maintenance	707,825	969,400	243,480	109,270	230,616	213,534	(6,128)	2,467,997
Decommissioning	56,860	49,457	—	—	—	43,347	1,063	150,727
Taxes other than income taxes	103,662	175,359	95,051	54,590	79,254	26,180	2,311	536,407
Depreciation and amortization	277,146	467,369	143,479	52,945	117,520	137,767	(1,047)	1,195,179
Other regulatory charges (credits) – net	(16,074)	(152,080)	(19,134)	10,889	82,328	(37,831)	—	(131,901)
Total	1,846,816	3,453,709	977,155	620,954	1,345,514	472,665	(1,112,658)	7,604,156
OPERATING INCOME	293,103	846,841	221,074	95,116	199,379	160,793	(2,595)	1,813,710
OTHER INCOME:
Allowance for equity funds used during construction	18,452	51,485	9,667	2,418	6,722	6,345	—	95,088
Interest and investment income	35,882	164,550	85	707	981	17,538	(1,426)	218,317
Miscellaneous – net	(299)	(11,960)	510	24	193	(521)	—	(12,050)
Total	54,035	204,075	10,262	3,149	7,896	23,362	(1,426)	301,355
INTEREST EXPENSE:
Interest expense	122,075	275,185	51,260	21,281	86,719	37,141	(1,491)	592,170
Allowance for borrowed funds used during construction	(8,585)	(25,914)	(3,875)	(847)	(4,098)	(1,551)	—	(44,869)
Total	113,490	249,271	47,385	20,434	82,621	35,590	(1,491)	547,301
INCOME BEFORE INCOME TAXES	233,648	801,645	183,951	77,831	124,654	148,565	(2,530)	1,567,764
Income taxes	93,804	485,298	73,919	33,278	48,481	69,969	(10,133)	794,616
NET INCOME	139,844	316,347	110,032	44,553	76,173	78,596	7,603	773,148
Preferred dividend requirements and other	1,428	—	953	841	—	—	8,331	11,553
EARNINGS APPLICABLE TO
COMMON STOCK/EQUITY	$138,416	$316,347	$109,079	$43,712	$76,173	$78,596	$(728)	$761,595
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2017 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2017.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
ASSETS
CURRENT ASSETS:
Cash and cash equivalents:
Cash	$6,184	$5,836	$1,607	$30	$32	$78	$36,503	$50,270
Temporary cash investments	32	30,071	4,489	32,711	115,481	287,109	24,265	494,158
Total cash and cash equivalents	6,216	35,907	6,096	32,741	115,513	287,187	60,768	544,428
Securitization recovery trust account	3,748	—	—	1,455	37,683	—	(42,886)
Accounts receivable:
Customer	110,016	254,308	72,039	51,006	74,382	—	—	561,751
Allowance for doubtful accounts	(1,063)	(8,430)	(574)	(3,057)	(463)	—	—	(13,587)
Associated companies	38,765	143,524	45,081	22,976	90,629	170,149	(467,485)	43,639
Other	65,209	60,893	9,738	6,471	9,831	6,526	728	159,396
Accrued unbilled revenues	105,120	153,118	54,256	20,638	50,682	—	—	383,813
Total account receivable	318,047	603,413	180,540	98,034	225,061	176,675	(466,757)	1,135,012
Deferred fuel costs	63,302	—	32,444	—	—	—	—	95,746
Fuel inventory – at average cost	29,358	39,728	45,606	1,890	42,731	—	19,500	178,813
Materials and supplies – at average cost	192,853	299,881	42,571	10,381	38,605	88,424	—	672,715
Deferred nuclear refueling outage costs	56,485	65,711	—	—	—	7,908	—	130,103
Prepaid taxes	—	—	—	26,479	—	—	(26,479)	—
Prepayments and other	12,108	34,035	7,041	8,030	19,710	2,489	67,155	150,568
Total	682,117	1,078,675	314,298	179,010	479,303	562,683	(388,699)	2,907,385
OTHER PROPERTY AND INVESTMENTS:
Investment in affiliates – at equity	—	1,390,587	—	—	457	—	(259)	1,390,785
Decommissioning trust funds	944,890	1,312,073	—	—	—	905,686	—	3,162,649
Non-utility property – at cost (less accumulated depreciation)	—	245,255	4,592	1,016	376	—	665	251,904
Storm reserve escrow account	—	284,759	—	79,546	—	—	(364,305)	—
Escrow accounts	—	—	31,969	—	—	—	(31,969)	—
Other	3,160	18,999	—	2,373	19,235	—	395,497	439,264
Total	948,050	3,251,673	36,561	82,935	20,068	905,686	(371)	5,244,602
PROPERTY, PLANT AND EQUIPMENT
Electric	11,059,538	19,678,536	4,660,297	1,302,235	4,569,295	4,327,849	734,880	46,332,630
Property under capital lease	—	—	125	—	—	588,281	32,138	620,544
Natural gas	—	191,899	—	261,263	—	—	—	453,162
Construction work in progress	280,888	1,281,452	149,367	46,993	102,088	69,937	19,044	1,949,769
Nuclear fuel	277,345	337,402	—	—	—	207,513	—	822,260
Total property, plant and equipment	11,617,771	21,489,289	4,809,789	1,610,491	4,671,383	5,193,580	786,062	50,178,365
Less – accumulated depreciation and amortization	4,762,352	8,703,047	1,681,306	631,178	1,579,387	3,175,018	471,007	21,003,295
Property, plant and equipment – net	6,855,419	12,786,242	3,128,483	979,313	3,091,996	2,018,562	315,055	29,175,070
DEFERRED DEBITS AND OTHER ASSETS:
Regulatory assets:
Regulatory asset for income taxes - net	—	—	—	—	—	—	—	—
Other regulatory assets (includes securitization property
of $485,031 as of December 31, 2017)	1,567,437	1,145,842	397,909	251,433	661,398	444,327	467,343	4,935,689
Deferred fuel costs	67,096	168,122	—	4,080	—	—	—	239,298
Goodwill	—	—	—	—	—	—	374,099	374,099
Accumulated deferred income taxes	—	—	—	—	—	—	32,238	32,238
Other	13,910	18,310	2,124	1,065	26,973	7,629	277	70,288
Total	$1,648,443	$1,332,274	$400,033	$256,578	$688,371	$451,956	$873,957	$5,651,612
TOTAL ASSETS	$10,134,029	$18,448,864	$3,879,375	$1,497,836	$4,279,738	$3,938,887	$799,940	$42,978,669
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

2017 UTILITY CONSOLIDATING BALANCE SHEET (unaudited)

							OTHER/
In thousands, as of December 31, 2017.	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS(a)	UTILITY
LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Currently maturing long-term debt	$—	$675,002	$—	$—	$—	$85,004	$—	$760,007
Short-term borrowings	49,974	43,540	—	—	—	17,830	(111,344)	—
Notes payable and commercial paper:
Associated companies	—	—	—	2,077	—	—	(2,077)	—
Other	—	—	—	—	—	—	—	111,345
Accounts payable:
Associated companies	365,915	126,685	55,689	47,472	59,347	16,878	(640,016)	31,970
Other	215,942	404,374	77,326	29,777	126,095	62,868	295,279	1,211,661
Customer deposits	97,687	150,623	83,654	28,442	40,925	—	—	401,330
Taxes accrued	47,321	18,157	82,843	—	45,659	46,584	1,313	241,877
Interest accrued	18,215	75,528	22,901	5,487	25,556	13,389	—	161,077
Deferred fuel costs	—	71,447	—	7,774	67,301	—	—	146,522
Obligations under capital leases	—	—	—	—	—	—	1,502	1,502
Pension and other postretirement liabilities	—	—	—	—	—	—	59,378	59,378
Other	29,922	79,037	12,785	7,351	8,132	2,434	(10,660)	129,001
Total	824,976	1,644,393	335,198	128,380	373,015	244,987	(406,625)	3,255,670
NON-CURRENT LIABILITIES:
Accumulated deferred income taxes and taxes accrued	1,190,669	2,050,371	488,806	283,302	544,642	776,420	(45,637)	5,288,573
Accumulated deferred investment tax credits	34,104	121,870	8,867	2,323	11,983	39,406	1,081	219,634
Obligations under capital leases	—	—	—	—	—	—	22,015	22,015
Regulatory liability for income taxes - net	985,823	725,368	411,011	119,259	412,620	246,122	—	2,900,204
Other regulatory liabilities	363,591	761,059	—	—	6,850	455,991	1,029	1,588,520
Decommissioning and asset retirement cost liabilities	981,213	1,140,461	9,219	3,076	6,835	861,664	—	3,002,469
Accumulated provisions	34,729	302,448	44,764	85,083	10,115	—	603	477,742
Pension and other postretirement liabilities	353,274	748,384	101,498	20,755	17,853	121,874	806,880	2,170,518
Long-term debt (includes securitization bonds
of $544,921 as of December 31, 2017)	2,952,399	5,469,069	1,270,122	418,447	1,587,150	466,484	—	12,163,671
Long-term payable - associated companies	—	—	—	16,346	—	—	(16,346)	—
Gas system rebuild insurance proceeds	—	—	—	—	—	—	—	—
Other	5,147	176,637	11,639	5,317	48,508	15,130	452,133	714,509
Total	6,900,949	11,495,667	2,345,926	953,908	2,646,556	2,983,091	1,221,758	28,547,855
Commitments and Contingencies

Preferred stock without sinking fund	31,350	—	20,381	—	—	—	121,823	173,554

EQUITY:
Common stock or member's equity	470	5,355,204	199,326	415,548	49,452	658,350	(4,648,082)	2,030,268
Paid-in capital/capital stock expense and other	790,264	—	167	—	596,994	—	1,547,518	2,934,943
Retained earnings	1,586,020	—	978,377	—	613,721	52,459	3,074,400	6,304,977
Accumulated other comprehensive (loss)	—	(46,400)	—	—	—	—	(102,198)	(148,598)
Less – treasury stock, at cost	—	—	—	—	—	—	120,000	120,000
Total	2,376,754	5,308,804	1,177,870	415,548	1,260,167	710,809	(248,362)	11,001,590

TOTAL LIABILITIES AND EQUITY	$10,134,029	$18,448,864	$3,879,375	$1,497,836	$4,279,738	$3,938,887	$799,940	$42,978,669
Totals may not foot due to rounding.
(a) Primarily reflects other Entergy subsidiaries, including Entergy Utility Holding Company, LLC, Entergy Services, Inc., Entergy Operations, Inc. and the elimination of intercompany transactions.

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS

	2017	2016	2015	2014	2013
ENTERGY ARKANSAS, INC.
As-Reported Earnings ($ millions)	138.4	161.9	67.4	114.5	155.1
Less Special Items ($ millions)	3.4	—	—	(1.4)	(2.8)
Operational Earnings ($ millions)	135.0	161.9	67.4	115.9	157.9
GAAP MEASURES
ROIC – As-Reported (%)	4.0	4.8	2.9	4.0	5.4
ROE – As-Reported (%)	6.0	7.8	3.6	6.5	9.4
Debt to Capital Ratio (%)	55.5	55.3	56.8	58.1	56.4
Total Debt ($ millions)	3,002	2,831	2,642	2,689	2,380
Total Preferred ($ millions)	31	31	116	116	116
Total Equity ($ millions)	2,377	2,253	1,892	1,824	1,720
NON-GAAP MEASURES
ROIC – Operational (%)	3.9	4.8	2.9	4.1	5.6
ROE – Operational (%)	5.8	7.8	3.6	6.5	9.6
Total Debt, excluding securitization debt ($ millions)	2,968	2,783	2,581	2,615	2,293
Debt to Capital, excluding securitization debt (%)	55.2	54.9	56.2	57.4	55.5
Net Debt to Net Capital, excluding securitization debt (%)	55.2	54.7	56.1	55.3	54.1

ENTERGY LOUISIANA, LLC
As-Reported Earnings ($ millions)	316.3	622.0	440.9	438.2	406.3
Less Special Items ($ millions)	(182.6)	—	—	(3.5)	(9.1)
Operational Earnings ($ millions)	499.0	622.0	440.9	441.7	415.4
GAAP MEASURES
ROIC – As-Reported (%)	4.2	7.6	6.3	6.4	6.1
Return on Average Members’ Equity – As-Reported (%)	6.1	12.7	9.8	10.2	9.4
Debt to Capital Ratio (%)	53.8	53.4	50.8	53.4	51.5
Total Debt ($ millions)	6,188	5,817	4,897	4,980	4,706
Total Preferred ($ millions)	—	—	—	110	110
Total Equity ($ millions)	5,309	5,082	4,794	4,316	4,364
NON-GAAP MEASURES
ROIC – Operational (%)	5.9	7.7	6.4	6.5	6.3
Return on Average Member's Equity – Operational (%)	9.6	12.7	9.8	10.3	9.6
Total Debt, excluding securitization debt ($ millions)	6,110	5,717	4,776	4,839	4,545
Debt to Capital, excluding securitization debt (%)	53.5	52.9	50.2	52.7	50.6
Net Debt to Net Capital, excluding securitization debt (%)	53.4	52.0	50.0	51.0	49.8

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2017	2016	2015	2014	2013
ENTERGY MISSISSIPPI, INC.
As-Reported Earnings ($ millions)	109.1	106.7	89.9	72.0	79.3
Less Special Items ($ millions)	(3.4)	—	—	(1.2)	(5.4)
Operational Earnings ($ millions)	112.5	106.7	89.9	73.2	84.7
GAAP MEASURES
ROIC – As-Reported (%)	5.9	6.6	6.1	5.3	5.7
ROE – As-Reported (%)	9.6	10.1	9.1	7.5	8.7
Debt to Capital (%)	51.5	50.2	49.7	50.9	51.0
Total Debt ($ millions)	1,270	1,121	1,048	1,048	1,044
Total Preferred ($ millions)	20	20	50	50	50
Total Equity ($ millions)	1,178	1,095	1,012	962	952
NON-GAAP MEASURES
ROIC – Operational (%)	6.1	6.6	6.1	5.4	5.9
ROE – Operational (%)	9.9	10.1	9.1	7.7	9.3
Net Debt to Net Capital (%)	51.3	48.4	45.9	49.3	51.0

ENTERGY NEW ORLEANS, LLC
As-Reported Earnings ($ millions)	43.7	47.9	44.0	30.0	11.6
Less Special Items ($ millions)	(6.1)	—	—	(0.4)	(2.9)
Operational Earnings ($ millions)	49.8	47.9	44.0	30.4	14.5
GAAP MEASURES
ROIC – As-Reported (%)	6.5	7.7	8.7	7.6	4.5
ROE – As-Reported (%)	10.4	12.3	15.2	13.8	5.8
Debt to Capital (%)	51.3	50.1	48.1	55.1	56.9
Total Debt ($ millions)	437	449	343	304	298
Total Preferred ($ millions)	—	20	20	20	20
Total Equity ($ millions)	416	427	350	228	206
NON-GAAP MEASURES
ROIC – Operational (%)	8.0	8.6	9.5	7.7	5.0
ROE – Operational (%)	11.8	12.3	15.2	14.0	7.2
Total Debt, excluding securitization debt ($ millions)	362	364	247	304	298
Debt to Capital, excluding securitization debt (%)	46.6	44.9	40.0	55.1	56.9
Net debt to net capital, excluding securitization debt	44.2	36.9	30.0	51.3	53.9

ENTERGY TEXAS, INC.
As-Reported Net Income ($ millions)	76.2	107.5	69.6	74.8	57.9
Less Special Items ($ millions)	(3.0)	—	—	(1.1)	(8.8)
Operational Net Income ($ millions)	79.2	107.5	69.6	75.9	66.7
GAAP MEASURES
ROIC – As-Reported (%)	4.7	6.4	5.0	5.3	4.6
ROE – As-Reported (%)	6.5	10.6	7.5	8.4	6.6
Debt to Capital (%)	55.7	58.5	60.2	62.2	63.5
Total Debt ($ millions)	1,587	1,508	1,452	1,469	1,545
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	1,260	1,069	961	892	887
NON-GAAP MEASURES
ROIC – Operational (%)	5.6	7.8	6.5	7.1	6.8
ROE – Operational (%)	6.8	10.6	7.5	8.5	7.7
Total Debt, excluding securitization debt ($ millions)	1,229	1,079	955	907	921
Debt to Capital, excluding securitization debt (%)	49.4	50.2	49.8	50.4	50.9
Net Debt to Net Capital, excluding securitization debt (%)	46.9	50.1	49.8	49.6	49.6

UTILITY FINANCIAL RESULTS

UTILITY SELECTED ANNUAL FINANCIAL METRICS (CONTINUED)

	2017	2016	2015	2014	2013
SYSTEM ENERGY RESOURCES, INC.
As-Reported Net Income ($ millions)	78.6	96.7	111.3	96.3	113.7
Less Special Items ($ millions)	—	—	—	—	—
Operational Net Income ($ millions)	78.6	96.7	111.3	96.3	113.7
GAAP MEASURES
ROIC – As-Reported (%)	7.6	8.8	9.3	8.2	8.3
ROE – As-Reported (%)	10.8	12.7	13.5	11.0	13.3
Debt to Capital (%)	44.5	45.5	42.3	45.5	46.2
Total Debt ($ millions)	569	618	573	727	751
Total Preferred ($ millions)	—	—	—	—	—
Total Equity ($ millions)	711	739	781	871	876
NON-GAAP MEASURES
ROIC – Operational (%)	7.6	8.8	9.3	8.2	8.3
ROE – Operational (%)	10.8	12.7	13.5	11.0	13.3
Net Debt to Net Capital (%)	28.5	33.5	30.5	36.7	41.6

UTILITY SECURITIES DETAIL

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY ARKANSAS, INC.
					FIRST	CURRENT OR
BONDS:				MATURITY	CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	PRICE	2017	2016
($ millions)
29364DAQ3	3.75% Series	M	3.75%	02/21	Now	MW (T + .20%)	$350	$350
29364DAR1	3.05% Series	M	3.05%	06/23	Now	MW (T + .20%)	250	250
29364DAS9	3.7% Series	M	3.70%	06/24	Now	MW (T + .15%)	375	375
29364DAU4	3.5% Series	M	3.50%	04/26	Now	MW (T + .20%)	600	380
29364DAT7	4.95% Series	M	4.95%	12/44	Now	MW (T + .30%)	250	250
29364D761	4.90% Series	M	4.90%	12/52	Now	100%	200	200
29364D753	4.75% Series	M	4.75%	06/63	6/1/2018	100%	125	125
29364D100	4.88% Series	M	4.88%	09/66	9/1/2021	100%	410	410
472712ES3	1.55% Series – Jefferson County	G(a,d)	1.55%	2017	Non-Call Life		—	55
453424BT9	2.38% Series – Independence County	G(a,d)	2.38%	2021	Non-Call Life		45	45
	Total bonds						2,605	2,440
OTHER LONG-TERM DEBT:
	2.62% Series K – Variable Interest Entity Note Payable		2.62%	12/17			—	60
	3.65% Series L – Variable Interest Entity Note Payable		3.65%	07/21			90	90
	3.17% Series M – Variable Interest Entity Note Payable		3.17%	12/23			40	40
	Credit Facility - Variable Interest Entity		2.87%	5/19			25	—
29365YAA1	2.30% Series Senior Secured – Securitization Bond		2.30%	08/21			36	50
	Long-Term United States Department of Energy Obligation(b)						183	182
	Unamortized Premium and Discount – Net						5	1
	Unamortized Debt Issuance Costs						(34)	(34)
	Other						2	2
TOTAL LONG-TERM DEBT							2,952	2,830
Less Amount Due Within One Year							—	115
Long-Term Debt Excluding Amount Due Within One Year							$2,952	$2,715
Fair Value of Long-Term Debt(c)							$2,866	$2,624
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.0%	3.9%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) Pursuant to the Nuclear Waste Policy Act of 1982, Entergy’s nuclear owner/licensee subsidiaries have contracts with the DOE for spent nuclear fuel disposal service. The contracts include a one-time fee for generation prior to April 7, 1983. Entergy Arkansas is the only Entergy company that generated electric power with nuclear fuel prior to that date and includes the one-time fee, plus accrued interest, in long-term debt.

(c) The fair value excludes long-term DOE obligations of $183 million at Entergy Arkansas and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(d) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

			SHARES AUTHORIZED				CALL
			AND OUTSTANDING				PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2017	2016	2017	2016	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364D209	4.32% Series	4.32%	70,000	70,000	$7	$7	$103.65
29364D506	4.72% Series	4.72%	93,500	93,500	9	9	107.00
29364D308	4.56% Series	4.56%	75,000	75,000	8	8	102.83
29364D407	4.56% 1965 Series	4.56%	75,000	75,000	8	8	102.50
	Total without sinking fund		313,500	313,500	$31	$31
Totals may not foot due to rounding.

ENTERGY UTILITY HOLDING COMPANY, LLC
		SHARES
		AUTHORIZED AND OUTSTANDING
PREFERRED STOCK:		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP	RATE	2017	2016	2017	2016
($ millions)
Without sinking fund:
Cumulative, $100 par value:
7.5% Series(a)	7.50%	110,000	110,000	$ 107	$ 107
6.25% Series(b)	6.25%	15,000	0	14	—
Total without sinking fund		125,000	110,000	$ 122	$ 107
(a) Dollar amount outstanding is net of $2,575 thousand of preferred stock issuance costs.
(b) Dollar amount outstanding is net of $602 thousand of preferred stock issuance costs.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY LOUISIANA, LLC
						CURRENT OR
BONDS:				MATURITY	FIRST CALL	FIRST CALL	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	PRICE	2017	2016
($ millions)
29365PAN2	6.0% Series	M	6.00%	05/18	Now	MW (T + .40%)	$375	$375
29364WAJ7	6.50% Series	M	6.50%	09/18	Now	MW (T + .40%)	300	300
29365PAQ5	3.95% Series	M	3.95%	10/20	Now	MW (T + .25%)	250	250
29364WAN8	4.8% Series	M	4.80%	05/21	Now	MW (T + .25%)	200	200
29364WAR9	3.30% Series	M	3.30%	12/22	Now	MW (T + .25%)	200	200
29364WAS7	4.05% Series	M	4.05%	09/23	Now	MW (T + .20%)	325	325
29365PAP7	5.59% Series	M	5.59%	10/24	Now	MW (T + .40%)	300	300
29364WAK4	5.40% Series	M	5.40%	11/24	Now	MW (T + .35%)	400	400
29365PAR3	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	110	110
29364WAU2	3.78% Series	M	3.78%	04/25	Now	MW (T + .20%)	190	190
29364WAM0	4.44% Series	M	4.44%	01/26	Now	MW (T + .30%)	250	250
29364WAY4	2.4% Series	M	2.40%	10/26	Now	MW (T + .15%)	400	400
29364WAZ1	3.12% Series	M	3.12%	09/27	Now	MW (T + .15%)	450	—
29364WAW8	3.25% Series	M	3.25%	04/28	Now	MW (T + .25%)	425	425
29364WAX6	3.05% Series	M	3.05%	06/31	Now	MW (T + .25%)	325	325
29364WAT5	5.0% Series	M	5.00%	07/44	Now	MW (T + .25%)	170	170
29364WAV0	4.95% Series	M	4.95%	01/45	Now	MW (T + .30%)	450	450
29364W504	5.25% Series	M	5.25%	07/52	Now	100%	200	200
29364W603	4.7% Series	M	4.70%	06/63	6/1/2018	100%	100	100
29364W108	4.88% Series	M	4.88%	09/66	9/1/2021	100%	270	270
5463984Y1	3.375% Series – Louisiana Public Facilities Authority	G(a,c)	3.38%	2,028	3/1/2021	100%	84	84
5463984Z8	3.5% Series – Louisiana Public Facilities Authority	G(a,c)	3.50%	2,030	6/1/2021	100%	115	115
	Total bonds						5,889	5,439
OTHER LONG-TERM DEBT:
	3.25% Series G – Variable Interest Entity Note Payable		3.25%	07/17			—	25
	3.25% Series Q – Variable Interest Entity Note Payable		3.25%	07/17			—	75
	3.38% Series R – Variable Interest Entity Note Payable		3.38%	08/20			70	70
	3.92% Series H – Variable Interest Entity Note Payable		3.92%	02/21			40	40
	3.22% Series I – Variable Interest Entity Note Payable		3.22%	12/23			20	20
	Credit Facility - Variable Interest Entity		2.38%	05/19			66	—
	Credit Facility - Variable Interest Entity		2.64%	05/19			36	—
29366AAA2	2.04% Series Senior Secured - Securitization Bond		2.04%	06/21			79	101
	Waterford 3 Lease Obligation 8.09%		8.09%				—	57
	Waterford Series Collateral Trust Mortgage notes			07/17			—	43
	Unamortized Premium and Discount – Net						(14)	(15)
	Unamortized Debt Issuance Costs						(49)	(49)
	Other						7	7
TOTAL LONG-TERM DEBT							6,144	5,813
Less Amount Due Within One Year							675	200
Long-Term Debt Excluding Amount Due Within One Year							$5,469	$5,613
Fair Value of Long-Term Debt(b)							$6,390	$5,929
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.3%	4.4%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

(c) The bonds are secured by a series of collateral first mortgage bonds.
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY MISSISSIPPI, INC.
					FIRST
BONDS:				MATURITY	CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2017	2016
($ millions)
29364NAP3	6.64% Series	M	6.64%	07/19	Now	MW (T + .50%)	$150	$150
29364NAR9	3.1% Series	M	3.10%	07/23	Now	MW (T + .25%)	250	250
29364NAS7	3.75% Series	M	3.75%	07/24	Now	MW (T + .15%)	100	100
29364NAU2	3.25% Series	M	3.25%	12/27	Now	MW (T + .15%)	150	—
29364NAT5	2.85% Series	M	2.85%	06/28	Now	MW (T + .20%)	375	375
29364N108	4.90% Series	M	4.90%	10/66	10/1/2021	100%	260	260
	Total bonds						1,285	1,135
OTHER LONG-TERM DEBT:
	Unamortized Premium and Discount – Net						(1)	(1)
	Unamortized Debt Issuance Cost						(14)	(13)
TOTAL LONG-TERM DEBT							1,270	1,121
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,270	$1,121
Fair Value of Long-Term Debt(a)							$1,286	$1,086
*M = Mortgage Bond
Weighted-average annualized coupon rate							3.9%	4.0%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

			SHARES AUTHORIZED
			AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2017	2016	2017	2016	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364N207	4.36% Series	4.36%	$59,920	$59,920	$6	$6	$103.86
29364N306	4.56% Series	4.56%	43,887	43,887	4	4	107.00
29364N405	4.92% Series	4.92%	100,000	100,000	10	10	102.88
	Total without sinking fund		$203,807	$203,807	$20	$20

ENTERGY NEW ORLEANS, INC.
					FIRST
BONDS:				MATURITY	CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2017	2016
($ millions)
29364PAM5	5.10% Series	M	5.10%	12/20	Now	MW (T + .35%)	$25	$25
29364PAN3	3.9% Series	M	3.90%	07/23	Now	MW (T + .30%)	100	100
29364PAP8	4.0% Series	M	4.00%	06/26	Now	MW (T + .35%)	85	85
29364P509	5.0% Series	M	5.00%	12/52	Now	100%	30	30
29364P103	5.5% Series	M	5.50%	04/66	4/1/2021	100%	110	110
	Total bonds						350	350
OTHER LONG-TERM DEBT:
29277VAA4	2.67% Series Senior Secured - Securitization Bond		2.67%	06/27			77	87
	Payable to Entergy Louisiana			11/35			18	21
	Unamortized Premium and Discount – Net						—	—
	Unamortized Debt Issuance Cost						(8)	(9)
TOTAL LONG-TERM DEBT							437	449
Less Amount Due Within One Year							2	2
Long-Term Debt Excluding Amount Due Within One Year							$435	$447
Fair Value of Long-Term Debt(a)							$456	$455
*M = Mortgage
Weighted-average annualized coupon rate							4.3%	4.2%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

			SHARES AUTHORIZED
			AND OUTSTANDING				CALL PRICE PER SHARE
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,		AS OF DECEMBER 31,
CUSIP		RATE	2017	2016	2017	2016	2017
($ millions)
	Without sinking fund:
	Cumulative, $100 par value:
29364P301	4.75% Series	4.75%	—	77,798	$—	$8
29364P202	4.36% Series	4.36%	—	60,000	—	6
29364P400	5.56% Series	5.56%	—	60,000	—	6
	Total without sinking fund		—	197,798	$—	$20
Totals may not foot due to rounding.

UTILITY LONG-TERM DEBT AND PREFERRED STOCK

ENTERGY TEXAS, INC.
					FIRST		AS OF
BONDS:				MATURITY	CALL	CURRENT OR	DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2017	2016
($ millions)
29365TAA2	7.125% Series	M	7.13%	02/19	Now	MW (T + .50%)	$500	$500
29365TAE4	2.55% Series	M	2.55%	06/21	Now	MW (T + .20%)	125	125
29365TAC8	4.1% Series	M	4.10%	09/21	Now	MW (T + .35%)	75	75
29365TAF1	3.45% Series	M	3.45%	12/27	Now	MW (T + .20%)	150	—
29365TAD6	5.15% Series	M	5.15%	06/45	6/25/2016	MW (T + .35%)	250	250
29365T104	5.625% Series	M	5.63%	06/64	6/19/2016	100%	135	135
	Total bonds						1,235	1,085
OTHER LONG-TERM DEBT:
29365QAB6	5.79% Series Senior Secured, Series A - Securitization Bond		5.79%	10/18			—	24
29365KAB9	3.65% Series Senior Secured, Series A - Securitization Bond		3.65%	08/19			31	75
29365QAC4	5.93% Series Senior Secured, Series A - Securitization Bond		5.93%	06/22			110	114
29365KAC7	4.38% Series Senior Secured - Securitization Bond		4.38%	11/23			219	219
	Unamortized Premium and Discount – Net						(1)	(2)
	Unamortized Debt Issuance Costs						(10)	(11)
	Other						4	4
TOTAL LONG-TERM DEBT							1,587	1,508
Less Amount Due Within One Year							—	—
Long-Term Debt Excluding Amount Due Within One Year							$1,587	$1,508
Fair Value of Long-Term Debt(a)							$1,662	$1,600
*M = Mortgage Bond
Weighted-average annualized coupon rate							5.3%	5.5%
(a) The fair value includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

BONDS:				MATURITY	FIRST CALL	CURRENT OR	AS OF DECEMBER 31,
CUSIP		TYPE*	RATE	DATE	DATE	FIRST CALL PRICE	2017	2016
($ millions)
605277AB8	5.875% Series – Mississippi Business Finance Corp.	G(a)	5.88%	2022	Now	100%	$134	$134
871911AS2	4.10% Series	M	4.10%	04/23	Now	MW (T + 0.40%)	250	250
	Total bonds						384	384
OTHER LONG-TERM DEBT:
	4.02% Series H – Variable Interest Entity Note Payable		4.02%	02/17			—	50
	3.78% Series I – Variable Interest Entity Note Payable		3.78%	10/18			85	85
	Credit Facility – Variable Interest Entity		2.52%	05/19			50	—
361561AA1	Grand Gulf Lease Obligation 5.13%		5.13%				34	34
	Unamortized Premium and Discount – Net						—	(1)
	Unamortized Debt Issuance Costs						(1)	(2)
	Other						—	—
TOTAL LONG-TERM DEBT							551	551
Less Amount Due Within One Year							85	50
Long-Term Debt Excluding Amount Due Within One Year							$466	$501
Fair Value of Long-Term Debt(b)							$529	$530
*M = Mortgage Bond; G = Governmental Bond
Weighted-average annualized coupon rate							4.4%	4.5%
(a) Consists of pollution control revenue bonds and environmental revenue bonds.
(b) The fair value excludes lease obligations of $34 million at System Energy and includes debt due within one year. Fair values are classified as Level 2 in the fair value hierarchy (see pgs. 210 - 218 of 2017 10K) and are based on prices derived from inputs such as benchmark yields and reported trades.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY TOTAL CAPABILITY
				OWNED &
	OPERATED			LEASED	OPERATED
As of December 31, 2017	PLANTS	UNITS		(MW)(a)	(MW)(b)
Plants that use fuel type:
Gas/Oil	24	52		14,239	14,550
Coal	3	5		2,229	3,864
Petroleum Coke	1	2		—	204
Total Fossil	28	59		16,468	18,618
Hydro	3	7		71	151
Nuclear	4	5		5,228	5,371
Solar	4	4		2	2
Total Capability	39	75		21,769	24,142
All plants that have units with multiple fuel types are in the Gas & Oil plant count.
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.
(b) Certain Entergy subsidiaries jointly own electric generating facilities with affiliates or third parties, which Entergy operates for the participating parties.

UTILITY SELECTED OPERATING DATA
	2017	2016	2015	2014	2013
SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	46,221	51,976	43,732	34,158	30,364
Coal	10,730	9,164	8,263	13,970	13,567
Nuclear	34,695	35,871	39,682	40,986	38,676
Hydro	93	184	144	142	131
Total Net Generation	91,739	97,195	91,821	89,256	82,739
Purchased Power:
Affiliated Companies	—	—	—	—	349
Non-affiliated Companies	37,535	31,251	34,047	35,291	33,994
Total Purchased Power	37,535	31,251	34,047	35,291	34,343
Total Sources of Energy	129,274	128,446	125,868	124,547	117,081
USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	33,834	35,112	36,068	35,932	35,169
Commercial	28,745	29,197	29,348	28,827	28,547
Industrial	47,769	45,739	44,382	43,723	41,653
Governmental	2,511	2,547	2,514	2,428	2,412
Total Retail	112,859	112,595	112,312	110,910	107,781
Sales for Resale	11,550	11,054	9,274	9,462	3,020
Unbilled Energy	364	406	(96)	(485)	530
Total Electric Energy Sales	124,773	124,055	121,490	119,887	111,331
Line Losses and Company Usage	4,505	4,391	4,378	4,660	5,750
Total Uses of Energy	129,278	128,446	125,868	124,547	117,081
Electric Energy Sales (Weather Adjusted)(GWh):
Residential	35,692	35,362	35,413	35,188	35,143
Commercial	29,015	28,767	29,022	28,907	28,573
Industrial	47,769	45,739	44,382	43,723	41,653
Governmental	2,519	2,540	2,509	2,430	2,413
Total Weather Adjusted Sales	114,995	112,408	111,326	110,248	107,782
Peak Demand (MW)	21,671	21,387	21,730	20,472	21,581
Operational Summer Capacity at Peak (MW)	24,279	24,656	24,504	24,367	23,802
Annual System Load Factor (%)	62	63	61	65	62
Retail Electric Sales Growth Rate (%)	0.2	0.3	1.3	2.9	0.7
Retail Electric Sales Weather-Adjusted Growth Rate (%)	2.3	1.0	1.0	2.3	0.2
Regional Gross Domestic Product Rate (%)	1.9	0.6	1.1	1.5	(0.3)
National Gross Domestic Product Rate (%)	2.3	1.5	2.9	2.6	1.7
Average Fuel Cost (cents/KWh)
Natural Gas	2.60	2.44	2.65	4.36	4.12
Nuclear Fuel	0.86	0.63	0.85	0.89	0.92
Coal	2.35	2.65	2.85	2.63	2.70

Purchased Power	4.02	3.71	3.63	5.14	4.32
Certain prior year data has been reclassified to conform with current year presentation.
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

2017 CONSOLIDATING UTILITY ELECTRIC STATISTICAL INFORMATION

	E-AR	E-LA	E-MS	E-NO	E-TX	SERI	ELIMINATIONS	UTILITY	%
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	768,389	1,197,651	502,305	250,164	636,254	—	—	3,354,763	36%
Commercial	495,252	955,539	422,692	227,835	378,453	—	—	2,479,771	27%
Industrial	471,958	1,534,496	158,649	35,642	383,814	—	—	2,584,559	28%
Governmental	18,818	68,707	41,049	77,098	24,901	—	—	230,573	2%
Total Retail	1,754,417	3,756,393	1,124,695	590,739	1,423,422	—	—	8,649,666	93%
Sales for Resale	249,028	341,632	18,238	29,027	79,694	644,458	(1,109,189)	252,888	3%
Other	136,474	147,995	55,296	11,978	41,777	(11,000)	(6,063)	376,457	4%
Total	2,139,919	4,246,020	1,198,229	631,744	1,544,893	633,458	(1,115,252)	9,278,895	100%

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,079	23,507	6,727	2,675	5,233	—	—	46,221	36%
Coal	5,563	1,876	1,904	—	1,387	—	—	10,730	8%
Nuclear	12,693	15,379	—	—	—	6,623	—	34,695	27%
Hydro	93	—	—	—	—	—	—	93	—%
Solar	—	—	2	2	—	—	—	4	—%
Total Net Generation	26,428	40,762	8,633	2,677	6,620	6,623	—	91,743	71%
Purchased Power:
Affiliated Companies	2,403	3,128	2,667	3,874	2,711	—	(14,783)	—	—%
Non-affiliated Companies	1,731	19,984	3,332	921	11,567	—	—	37,535	29%
Total Purchased Power	4,134	23,112	5,999	4,795	14,278	—	(14,783)	37,535	29%
Total Sources of Energy	30,562	63,874	14,632	7,472	20,898	6,623	(14,783)	129,278	100%

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,298	13,357	5,308	2,155	5,716	—	—	33,834	30%
Commercial	5,825	11,342	4,783	2,248	4,548	—	—	28,745	26%
Industrial	7,528	29,754	2,536	429	7,521	—	—	47,769	42%
Governmental	237	790	421	790	273	—	—	2,511	2%
Total Retail	20,888	55,243	13,048	5,622	18,058	—	—	112,859	100%
Sales for Resale	8,331	6,504	857	1,703	2,263	6,675	(14,783)	11,550	—
Unbilled Energy	43	2	22	28	269	—	—	364	—
Total Electric Energy Sales	29,262	61,749	13,927	7,353	20,590	6,675	(14,783)	124,773	—
Line Losses and Company Usage	1,300	2,125	705	119	308	(52)	—	4,505	—
Total Uses of Energy	30,562	63,874	14,632	7,472	20,898	6,623	(14,783)	129,278	—

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.53	8.97	9.46	11.61	11.13	—	—	9.92	—
Commercial	8.50	8.42	8.84	10.14	8.32	—	—	8.63	—
Industrial	6.27	5.16	6.26	8.31	5.10	—	—	5.41	—
Governmental	7.94	8.70	9.75	9.76	9.12	—	—	9.18	—

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31, 2017)
Residential	590,999	929,024	375,281	179,754	391,613	—	—	2,466,671	85%
Commercial	93,910	130,600	64,583	16,505	48,591	—	—	354,189	12%
Industrial	23,770	10,830	3,970	2,110	5,513	—	—	46,193	2%
Governmental	751	7,971	5,066	1,883	2,157	—	—	17,828	1%
Total Retail Customers	709,430	1,078,425	448,900	200,252	447,874	—	—	2,884,881	100%
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.
	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	768,389	789,472	823,983	754,513	772,059
Commercial	495,252	495,455	515,145	461,238	469,367
Industrial	471,958	445,525	477,217	424,151	432,852
Governmental	18,818	18,456	19,821	18,314	19,206
Total Retail	1,754,417	1,748,908	1,836,166	1,658,216	1,693,484
Sales for Resale	249,028	167,149	323,571	412,805	429,141
Other	136,474	170,551	93,827	101,370	67,534
Total Electric Operating Revenues	2,139,919	2,086,608	2,253,564	2,172,391	2,190,159

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	8,079	8,327	5,768	3,508	3,200
Coal	5,563	4,457	4,423	7,753	7,481
Nuclear	12,693	13,420	13,838	14,476	11,946
Hydro	93	184	144	142	131
Total Net Generation	26,428	26,388	24,172	25,879	22,758
Purchased Power:
Affiliated Companies	2,403	1,938	3,797	3,319	4,017
Non-affiliated Companies	1,731	2,315	4,408	3,324	4,608
Total Purchased Power	4,134	4,253	8,205	6,643	8,625
Total Sources of Energy	30,562	30,641	32,378	32,522	31,383

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	7,298	7,618	8,016	8,070	7,921
Commercial	5,825	5,988	6,020	5,934	5,929
Industrial	7,528	6,795	6,889	6,808	6,769
Governmental	237	237	235	238	241
Total Retail	20,888	20,638	21,160	21,050	20,860
Sales for Resale	8,331	8,724	10,219	10,301	8,929
Unbilled Energy	43	156	(119)	(98)	100
Total Electric Energy Sales	29,262	29,518	31,260	31,253	29,889
Line Losses and Company Usage	1,300	1,123	1,118	1,269	1,494
Total Uses of Energy	30,562	30,641	32,378	32,522	31,383

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	10.53	10.36	10.28	9.35	9.75
Commercial	8.50	8.27	8.56	7.77	7.92
Industrial	6.27	6.56	6.93	6.23	6.39
Governmental	7.94	7.79	8.43	7.69	7.97

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	590,999	589,048	587,634	585,896	585,157
Commercial	93,910	93,183	92,248	91,005	90,354
Industrial	23,770	23,922	24,303	23,996	24,198
Governmental	751	727	735	692	686
Total Retail Customers	709,430	706,880	704,920	701,589	700,395
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY ARKANSAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Cecil Lynch	2	100%	1949	—	Gas/Oil	Retired							—	—	—
	3	100%	1954	—	Gas/Oil	Retired
Harvey Couch	1	100%	1943	—	Gas/Oil	Retired							—	—	—
	2	100%	1954	—	Gas/Oil	Retired
Lake Catherine	1	100%	1950	—	Gas/Oil	Retired
	2	100%	1950	—	Gas/Oil	Retired
	3	100%	1953	—	Gas/Oil	Retired
	4	100%	1970	528	Gas/Oil	Peaking	13,122	0.4	145	76,197			93,574	244.1	22,844
Hamilton Moses	1	100%	1951	—	Gas/Oil	Retired							—	—	—
	2	100%	1951	—	Gas/Oil	Retired
Mabelvale	1	100%	1970	—	Gas/Oil	Retired							—	—	—
	2	100%	1970	—	Gas/Oil	Retired
	3	100%	1970	—	Gas/Oil	Retired
	4	100%	1970	—	Gas/Oil	Retired
Robert Ritchie	1	100%	1961	—	Gas/Oil	Retired							—	—	—
	3	100%	1970	—	Gas/Oil	Retired							—	—	—
Ouachita	1	100%	2002	252	Gas	Intermediate	7,169	3	80	661,634		Dry LNB, SCR	2,918,656	27.6	80,418
	2	100%	2002	253	Gas	Intermediate		3	66	514,318		Dry LNB, SCR
Hot Spring	1	100%	2002	606	Gas	Intermediate	7,471	7	106	1,339,587		Dry LNB, SCR	3,447,996	27.0	92,951
Independence	1	31.5%	1983	257	Coal	Base	10,330	2,417	1,004	1,015,777	6	OFA, ESP, ACI	999,311	28.7	28,679
White Bluff	1	57%	1980	465	Coal	Base	10,247	8,183	4,679	3,203,917	25	OFA, ESP, ACI	4,563,427	27.6	126,074
	2	57%	1981	467	Coal	Base		5,047	1,830	2,008,144	11	OFA, ESP, ACI
Cecil Lynch	Diesel	100%	1967	—	Oil	Retired							—	—	—
Carpenter	1	100%	1932	30	Hydro	Peaking							69,475	17.9	1,242
	2	100%	1932	30	Hydro	Peaking
Remmel	1	100%	1925	4	Hydro	Peaking							23,963	33.5	804
	2	100%	1925	4	Hydro	Peaking
	3	100%	1925	4	Hydro	Peaking
Union Power Station	2	100%	2003	497	Gas	Intermediate	7,361	3	69	618,154		Dry LNB, SCR	1,618,334	32.5	52,542
Arkansas	1	100%	1974	835	Nuclear PWR(c)	Base	10,373						12,692,915	32.5	412,431
Nuclear One	2	100%	1980	986	Nuclear PWR(c)	Base
Total				5,217				15,663	7,979	9,437,728	42		26,427,652	31.0	817,985
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter and mercury emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

(c) PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Total may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC
	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	1,197,651	1,195,721	1,292,903	1,358,221	1,303,928
Commercial	955,539	930,024	987,464	1,044,352	1,002,987
Industrial	1,534,496	1,350,484	1,418,773	1,569,202	1,457,013
Governmental	68,707	66,530	67,560	69,212	67,234
Total Retail	3,756,393	3,542,759	3,766,700	4,040,987	3,831,162
Sales for Resale	341,632	418,060	442,172	506,478	369,316
Other	147,995	165,524	152,652	121,349	139,795
Total Electric Operating Revenues	4,246,020	4,126,343	4,361,524	4,668,814	4,340,273

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	23,507	26,210	22,450	16,421	12,873
Coal	1,876	1,599	1,462	1,995	2,006
Nuclear	15,379	17,152	15,301	17,311	16,955
Hydro	—	—	—	—	—
Total Net Generation	40,762	44,961	39,213	35,727	31,834
Purchased Power:
Affiliated Companies	3,128	6,033	10,001	9,863	13,291
Non-affiliated Companies	19,984	14,685	15,241	17,132	15,115
Total Purchased Power	23,112	20,718	25,242	26,995	28,406
Total Sources of Energy	63,874	65,679	64,455	62,722	60,240

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	13,357	13,810	14,399	14,415	14,026
Commercial	11,342	11,478	11,700	11,555	11,402
Industrial	29,754	28,517	27,713	27,025	25,734
Governmental	790	794	756	732	723
Total Retail	55,243	54,599	54,568	53,727	51,885
Sales for Resale	6,504	9,035	8,270	7,291	6,147
Unbilled Energy	2	206	10	(197)	268
Total Electric Energy Sales	61,749	63,840	62,848	60,821	58,300
Line Losses and Company Usage	2,125	1,839	1,607	1,901	1,940
Total Uses of Energy	63,874	65,679	64,455	62,722	60,240

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	8.97	8.66	8.98	9.42	9.30
Commercial	8.42	8.10	8.44	9.04	8.80
Industrial	5.16	4.74	5.12	5.81	5.66
Governmental	8.70	8.38	8.94	9.46	9.30

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	929,024	923,383	916,095	927,579	922,438
Commercial	130,600	129,989	129,343	129,654	128,496
Industrial	10,830	10,768	10,629	10,805	10,533
Governmental	7,971	7,927	7,892	7,607	7,549
Total Retail Customers	1,078,425	1,072,067	1,063,959	1,075,645	1,069,016
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY LOUISIANA, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(d)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Acadia	2	100%	2002	551	Gas	Intermediate	7,323	6	90	1,125,563		SCR	2,651,010	28.6	75,823
Buras	8	100%	1971	11	Gas/Oil	Peaking	17,944						4,624	195.6	904
Little Gypsy	1	100%	1961	—	Gas/Oil	Retired	11,181						2,146,213	43.9	94,156
	2	100%	1966	409	Gas/Oil	Intermediate		3	679	556,675		BOOS
	3	100%	1969	517	Gas/Oil	Intermediate		5	2,056	888,591		BOOS/IFGR
Monroe	10	100%	1961	—	Gas	Retired							—	—	—
	11	100%	1965	—	Gas	Retired
	12	100%	1968	—	Gas	Retired
Ninemile Point	1	100%	1951	—	Gas/Oil	Retired	10,228						4,427,688	38.8	171,874
	2	100%	1953	—	Gas/Oil	Retired
	3	100%	1955	—	Gas/Oil	Retired
	4	100%	1971	681	Gas/Oil	Intermediate		6	2,652	1,120,475		BOOS/IFGR
	5	100%	1973	753	Gas/Oil	Intermediate		8	4,288	1,616,497		BOOS/IFGR
	6	100%	2014	560	Gas/Oil	Intermediate	7,065	8	174	1,588,733		SCR, Water/Steam Injection	4,349,242	28.7	124,780
Perryville	1	100%	2002	534	Gas	Intermediate	7,286	4	92	775,005		Dry LNB, SCR	1,900,770	33.2	63,111
	2	100%	2001	154	Gas	Peaking		—	10	42,116		Dry LNB
Sterlington	6	100%	1958	—	Gas/Oil	Retired	13,012						8,848	127.5	1,128
	7	100%	1974	47	Gas/Oil	Peaking		—	32	8,861
Waterford	1	100%	1975	407	Gas/Oil	Intermediate	11,240	2	413	293,461		LNCB, FGR	829,226	58.4	48,404
	2	100%	1975	407	Gas/Oil	Intermediate		1	295	260,604		LNCB, FGR
	4	100%	2009	33	Oil	Peaking		3	10	13,926		Water/Steam Injection
LA Station 2 (d)	10	100%	1950	—	Gas	Reserve							—	—	197
	11	100%	1950	—	Gas	Reserve
	12	100%	1953	—	Gas	Reserve
Willow Glen	1	100%	1960	—	Gas/Oil	Retired							—	—	2,439
	2	100%	1964	—	Gas/Oil	Retired
	3	100%	1968	—	Gas	Retired						ESP
	4	100%	1973	—	Gas/Oil	Retired
	5	100%	1976	—	Gas/Oil	Retired
Roy S. Nelson	3	100%	1960	—	Gas/Oil	Retired							(10,510)	—	1,997
	4	100%	1970	—	Gas/Oil	Reserve						Combus Mod/Fuel Reburn
Calcasieu	1	100%	2000	143	Gas	Peaking	12,283	1	134	172,173		Dry LNB	357,373	61.2	21,878
	2	100%	2001	156	Gas	Peaking		—	36	60,854		Dry LNB
Ouachita	3	100%	2002	249	Gas	Intermediate	7,112	3	64	501,419		Dry LNB, SCR	1,250,592	29.6	36,984
Roy S. Nelson	6	40%	1982	221	Coal	Base	11,890	4,122	1,046	1,349,092	6	LNB w/ Sep OFA, ESP, ACI	1,092,417	37.4	40,882
Big Cajun 2	3	24%	1983	139	Coal	Base	10,734	2,531	538	908,127	6	LNB w/ OFA, ESP, ACI	783,859	32.3	25,333
River Bend	1	100%	1986	967	Nuclear BWR(c)	Base	10,896						7,032,282	31.9	224,272
Waterford	3	100%	1985	1,169	Nuclear PWR(c)	Base	10,879						8,347,047	28.0	233,896
Union Power Station	3	100%	2003	497	Gas	Intermediate	7,312	5	115	1,049,064		Dry LNB, SCR	5,591,466	27.5	153,960
	4	100%	2003	494	Gas	Intermediate		6	121	1,079,728		Dry LNB, SCR
Total				9,099				6,711	12,845	13,410,964	12		40,762,147	32.4	1,322,019
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Low NOx Cell Burner (LNCB), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Water/Steam Injection, Flue Gas Recirculation (FGR), Induced Flue Gas Recirculation (IFGR), Burners-out-of-service (BOOS) and Activated Carbon Injection (ACI). Currently have no SO2 or CO2 control equipment operating on any unit.

(c) BWR = Boiling Water Reactor; PWR = Pressurized Water Reactor.
(d) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.
	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	502,305	458,547	565,514	585,371	526,618
Commercial	422,692	374,426	465,517	480,754	432,240
Industrial	158,649	133,951	163,651	174,615	155,742
Governmental	41,049	38,265	46,537	46,863	41,967
Total Retail	1,124,695	1,005,189	1,241,219	1,287,604	1,156,567
Sales for Resale	18,238	31,408	85,387	166,238	116,514
Other	55,296	58,052	70,379	70,351	61,459
Total Electric Operating Revenues	1,198,229	1,094,649	1,396,985	1,524,193	1,334,540

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	6,727	7,852	6,232	6,113	7,240
Coal	1,904	1,926	1,297	2,747	2,597
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Solar	2	2	—	—	—
Total Net Generation	8,633	9,780	7,529	8,860	9,837
Purchased Power:
Affiliated Companies	2,667	2,150	4,812	4,114	4,818
Non-affiliated Companies	3,332	3,353	3,470	3,780	1,428
Total Purchased Power	5,999	5,503	8,282	7,894	6,246
Total Sources of Energy	14,632	15,283	15,811	16,754	16,083

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,308	5,617	5,661	5,672	5,629
Commercial	4,783	4,894	4,913	4,821	4,815
Industrial	2,536	2,493	2,283	2,297	2,265
Governmental	421	439	433	414	409
Total Retail	13,048	13,443	13,290	13,204	13,118
Sales for Resale	857	1,021	1,679	2,850	1,847
Unbilled Energy	22	57	(72)	(32)	19
Total Electric Energy Sales	13,927	14,521	14,897	16,022	14,984
Line Losses and Company Usage	705	762	914	732	1,099
Total Uses of Energy	14,632	15,283	15,811	16,754	16,083

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	9.46	8.16	9.99	10.32	9.36
Commercial	8.84	7.65	9.48	9.97	8.98
Industrial	6.26	5.37	7.17	7.60	6.88
Governmental	9.75	8.72	10.75	11.31	10.26

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	375,281	374,119	372,194	370,265	369,686
Commercial	64,583	64,274	63,890	63,306	62,867
Industrial	3,970	4,028	3,959	3,847	3,752
Governmental	5,066	5,055	5,009	4,962	4,864
Total Retail Customers	448,900	447,476	445,052	442,380	441,169
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY MISSISSIPPI, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Attala	1	100%	2001	453	Gas	Intermediate	7,058	5	98	1,006,941		Dry LNB, SCR	2,295,278	28.1	64,529
Hinds	1	100%	2001	460	Gas	Intermediate	7,037	7	125	1,335,682		Dry LNB, SCR	3,245,510	25.8	83,843
Baxter Wilson	1	100%	1967	532	Gas/Oil	Intermediate	10,994	3	793	421,608			633,632	55.8	35,375
	2	100%	1971	531	Gas/Oil	Intermediate		—	2	4,973		Combus Mod/Fuel Reburn
Delta	1	100%	1953	—	Gas/Oil	Retired
	2	100%	1953	—	Gas/Oil	Retired
Gerald Andrus	1	100%	1975	729	Gas/Oil	Intermediate	12,163	2	437	287,709		OFA	386,449	67.5	26,092
Natchez	1	100%	1951	—	Gas/Oil	Retired
Rex Brown	1	100%	1948	—	Gas	Retired	12,041						166,515	61.9	10,312
	3	100%	1951	29	Gas/Oil	Peaking			2	3,070
	4	100%	1959	200	Gas/Oil	Intermediate		1	370	148,702
	5	100%	1968	9	Oil	Peaking
Independence	1	25%	1983	204	Coal	Base	10,547	1,918	797	806,172	5	OFA, ESP, ACI	1,903,544	28	53,359
	2	25%	1984	211	Coal	Base		2,953	1,377	1,191,271	9	OFA, ESP, ACI
DeSoto Solar	1	100%	2015	0.5	Solar	N/A							795	11	9
Brookhaven Solar	1	100%	2015	0.5	Solar	N/A							602	10.1	6
Hinds Solar	1	100%	2015	0.5	Solar	N/A							740	11.0	8
Total				3,359				4,888	4,001	5,206,128	14		8,633,065	31.7	273,533
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plan and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2, or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC
	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	250,164	231,274	219,788	228,913	221,007
Commercial	227,835	205,846	186,272	195,900	193,391
Industrial	35,642	32,787	30,523	33,022	35,178
Governmental	77,098	69,126	64,634	67,761	68,273
Total Retail	590,739	539,033	501,217	525,596	517,849
Sales for Resale	29,027	32,843	66,114	81,700	27,472
Other	11,978	14,944	16,991	17,792	19,310
Total Electric Operating Revenues	631,744	586,820	584,322	625,088	564,631

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	2,675	1,792	1,742	2,003	1,500
Coal	—	—	—	—	—
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Solar	2	1	—	—	—
Total Net Generation	2,677	1,793	1,742	2,003	1,500
Purchased Power:
Affiliated Companies	3,874	3,865	4,358	3,344	3,915
Non-affiliated Companies	921	1,535	1,478	1,818	926
Total Purchased Power	4,795	5,400	5,836	5,162	4,841
Total Sources of Energy	7,472	7,193	7,578	7,165	6,341

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	2,155	2,231	2,301	2,262	2,152
Commercial	2,248	2,268	2,257	2,181	2,130
Industrial	429	441	463	455	484
Governmental	790	794	825	783	778
Total Retail	5,622	5,734	5,846	5,681	5,544
Sales for Resale	1,703	1,212	1,655	1,397	531
Unbilled Energy	28	3	30	(35)	28
Total Electric Energy Sales	7,353	6,949	7,531	7,043	6,103
Line Losses and Company Usage	119	244	47	122	238
Total Uses of Energy	7,472	7,193	7,578	7,165	6,341

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.61	10.37	9.55	10.12	10.27
Commercial	10.14	9.08	8.25	8.98	9.08
Industrial	8.31	7.43	6.59	7.26	7.27
Governmental	9.76	8.71	7.83	8.65	8.78

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	179,754	177,993	176,223	173,067	170,202
Commercial	16,505	16,425	16,356	16,080	15,854
Industrial	2,110	2,117	2,246	2,206	2,255
Governmental	1,883	1,860	1,886	1,888	1,827
Total Retail Customers	200,252	198,395	196,711	193,241	190,138
Totals may not foot due to rounding.
On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's data presented above.

UTILITY STATISTICAL INFORMATION

ENTERGY NEW ORLEANS, LLC

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Michoud	1	100%	1957	—	Gas/Oil	Retired
	2	100%	1963	—	Gas/Oil	Retired
	3	100%	1967	—	Gas/Oil	Retired						Combus Mod/Fuel Reburn
Union Power Station	1	100%	2003	491	Gas	Intermediate	7,332	5	103	1,021,383		Dry LNB, SCR	2,675,414	27.1	72,495
New Orleans Solar	1	100%	2016	1	Solar	N/A							2,005	23.9	48
Total				492				5	103	1,021,383			2,677,419	27.1	72,543
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)	633,458	548,291	632,405	664,364	735,089

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	—	—	—	—	—
Coal	—	—	—	—	—
Nuclear	6,623	5,299	10,543	9,199	9,775
Hydro	—	—	—	—	—
Total Net Generation	6,623	5,299	10,543	9,199	9,775
Purchased Power	—	—	—	—	—
Total Sources of Energy	6,623	5,299	10,543	9,199	9,775

USES OF ENERGY (GWh)
Electric Energy Sales	6,675	5,384	10,547	9,219	9,794
Unbilled Energy	—	—	—	—	—
Line Losses and Company Usage	(52)	(85)	(4)	(20)	(19)
Total Uses of Energy	6,623	5,299	10,543	9,199	9,775
Totals may not foot due to rounding.

SYSTEM ENERGY RESOURCES, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION(c)	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY	(MWH)	MWH	($ thousands)
Grand Gulf	1	90%	1985	1,271	Nuclear BWR(b)	Base	10,708	—	—	—	—		6,622,966	39.6	262,272
Total				1,271									6,622,966	39.6	262,272
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize. Reflects estimate of the rerate for recovered performance (~ 55 MW) and uprate (~ 178 MW) completed in 2012. Approved Summer 2013 rating is 1,409 MW.

(b) BWR = Boiling Water Reactor.
(c) The nuclear heat rate as reflected in the FERC Form 1 is calculated by obtaining the thermal generation in MWhs from the plant multiplied by the industry standard of 3.4126 to obtain the MMBtu equivalency

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.
	2017	2016	2015	2014	2013
ELECTRIC OPERATING REVENUES ($ thousands)
Residential	636,254	612,660	632,667	654,064	596,396
Commercial	378,453	356,057	369,155	383,662	327,299
Industrial	383,814	364,614	372,217	421,913	324,767
Governmental	24,901	24,373	25,356	26,266	23,535
Total Retail	1,423,422	1,357,704	1,399,395	1,485,905	1,271,997
Sales for Resale	79,694	218,007	273,469	338,976	416,285
Other	41,777	39,908	34,339	27,101	40,517
Total Electric Operating Revenues	1,544,893	1,615,619	1,707,203	1,851,982	1,728,799

SOURCES OF ENERGY (GWh)
Net Generation:
Gas & Oil	5,233	7,795	7,539	6,113	5,551
Coal	1,387	1,182	1,081	1,475	1,483
Nuclear	—	—	—	—	—
Hydro	—	—	—	—	—
Total Net Generation	6,620	8,977	8,620	7,588	7,034
Purchased Power:
Affiliated Companies	2,711	6,048	6,235	5,859	5,538
Non-affiliated Companies	11,567	9,363	9,751	9,750	12,381
Total Purchased Power	14,278	15,411	15,986	15,609	17,919
Total Sources of Energy	20,898	24,388	24,607	23,197	24,953

USES OF ENERGY (GWh)
Electric Energy Sales:
Residential	5,716	5,836	5,889	5,810	5,726
Commercial	4,548	4,570	4,548	4,471	4,402
Industrial	7,521	7,493	7,036	7,140	6,404
Governmental	273	283	276	277	282
Total Retail	18,058	18,182	17,749	17,698	16,814
Sales for Resale	2,263	5,711	6,107	4,963	6,999
Unbilled Energy	269	(16)	55	(123)	115
Total Electric Energy Sales	20,590	23,877	23,911	22,538	23,928
Line Losses and Company Usage	308	511	696	659	1,025
Total Uses of Energy	20,898	24,388	24,607	23,197	24,953

AVERAGE ELECTRIC REVENUE (cents/KWh)
Residential	11.13	10.50	10.74	11.26	10.42
Commercial	8.32	7.79	8.12	8.58	7.44
Industrial	5.10	4.87	5.29	5.91	5.07
Governmental	9.12	8.61	9.19	9.48	8.35

NUMBER OF RETAIL ELECTRIC CUSTOMERS
(as of December 31)
Residential	391,613	388,143	379,838	373,436	368,347
Commercial	48,591	48,276	47,003	46,371	45,825
Industrial	5,513	5,417	5,435	5,415	5,143
Governmental	2,157	2,162	2,377	2,334	2,310
Total Retail Customers	447,874	443,998	434,653	427,556	421,625
Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

ENTERGY TEXAS, INC.

GENERATION PORTFOLIO
							PLANT						TOTAL PLANT – 2017
				OWNED &			AVG BTU								TOTAL
				LEASED			PER KWH	Emissions					NET	EXPENSES	PRODUCTION
			COMMERCIAL	CAPABILITY			NET	SO2	NOx	CO2	Hg		GENERATION	PER NET	EXPENSE
PLANT	UNIT	OWNERSHIP	OPERATION	(MW)(a)	FUEL TYPE	PURPOSE	GENERATION	(tons)	(tons)	(tons)	(lbs)	TECHNOLOGY(b)	(MWH)	MWH	($ thousands)
Roy S. Nelson	6	30%	1982	164	Coal	Base	11,890	3,047	773	997,155	5	LNB w/ Sep OFA, ESP, ACI	807,440	37.2	30,075
Big Cajun 2	3	18%	1983	101	Coal	Base	10,734	1,087	398	671,224	5	LNB w/ OFA, ESP, ACI	579,377	32.3	18,728
Lewis Creek	1	100%	1970	251	Gas/Oil	Intermediate	11,016	2	75	460,186		SCR	1,735,247	39.9	69,183
	2	100%	1971	252	Gas/Oil	Intermediate		3	93	560,468		SCR
Sabine	1	100%	1962	212	Gas/Oil	Intermediate	11,904	1	282	205,643			3,497,946	43.4	151,929
	2	100%	1962	—	Gas/Oil	Retired			—	—		Combus Mod/Fuel Reburn
	3	100%	1966	368	Gas/Oil	Intermediate		2	325	428,082		LNB w/ Sep OFA
	4	100%	1974	534	Gas	Intermediate		5	1,481	929,968		Combus Mod/Fuel Reburn
	5	100%	1979	449	Gas/Oil	Intermediate		4	491	689,011		LNB w/ Closed-coupled OFA
Total				2,331				4,934	3,918	4,941,737	9		6,620,010	40.8	269,916
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Combustion Modification/ Fuel Reburning (Combus Mod / Fuel Reburn), Dry Low NOx Burners (Dry LNB), Electrostatic Precipitator (ESP), Low NOx Burners with Closed-coupled Overfire Air (LNB w/ Closed-coupled OFA), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Low NOx Burner with Overfire Air (LNB w/ OFA), Overfire Air (OFA), Selective Catalytic Reduction (SCR) or Steam Injection and Activated Carbon Injection (ACI). Currently have no SO2or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

UTILITY STATISTICAL INFORMATION

UTILITY NUCLEAR PLANT STATISTICS
The following table shows plant performance for 2013 – 2017 based on 18/24 month operating cycle.

CAPABILITY FACTOR (%)	2017	2016	2015	2014	2013
ANO	78.0	82.8	90.8	89.8	79.5
Grand Gulf	55.4	71.3	88.6	84.4	74.6
River Bend	83.3	83.0	89.2	92.6	90.0
Waterford 3	88.5	87.9	88.0	92.9	80.7
Entergy Southeast Average	76.6	81.5	89.5	89.9	80.8
Industry Average	92.9	92.7	92.0	90.4	89.1

The following table shows plant performance for 2017 and averages for four three-year periods.

PRODUCTION COST ($/MWh) (a)	2017	2014-2016	2013-2015	2012-2014	2011-2013
ANO	32.5	26.1	24.8	23.2	22.4
Grand Gulf	39.5	24.4	23.9	26.2	24.9
River Bend	31.9	27.1	27.2	26.0	25.7
Waterford 3	28.0	24.7	25.7	25.1	24.0
Entergy Southeast Average	32.8	25.6	25.2	24.9	24.0
(a) Fuel and non-fuel operation and maintenance expenses according to accounting standards that directly relate to the production of electricity per MWh; excludes special items.

INDIVIDUAL PLANT INFORMATION

	ANO		GRAND GULF	RIVER BEND	WATERFORD 3
	UNIT 1	UNIT 2
Owner	Entergy Arkansas	Entergy Arkansas	System Energy - 90% Cooperative Energy - 10%	Entergy Louisiana	Entergy Louisiana
Commercial Operation Date	December 74	March 80	July 85	June 86	September 85
License Expiration Date	5/20/2034	7/17/2038	11/1/2044	8/29/2025	12/18/2024
Architect/Engineer	Bechtel Power	Bechtel Power	Bechtel Power	Stone & Webster	Ebasco
Reactor Manufacturer	Babcox & Wilcox	Combustion Engineering	General Electric	General Electric	Combustion Engineering
Reactor Type	PWR	PWR	BWR	BWR	PWR
Turbine Generator Manufacturer	Westinghouse	General Electric	Kraftwerk Union	General Electric	Westinghouse
Owned and Leased Capability (MW)(a)	833	985	1,272	967	1,165
Refueling Data:
Last Date	3/24/18 –	3/29/17 –	4/7/18 –	1/28/17 –	4/15/17 –
	5/22/18	7/8/2017	TBD(d)	3/13/2017	6/2/2017
Number of Days	59	102	TBD(d)	44	48
Next Scheduled Refueling	Fall 19	Fall 18	Spring 20	Spring 19	Spring 19
2017 Capability Factor (%)	83.7	72.2	55.4	83.3	88.5
($ in millions as of December 31, 2017)
Net Book Value	1,546(b)		1,631	1,475(c)	2,285
Decommissioning Trust Fair Values	945(b)		906	818(c)	494
Decommissioning Liability	968(b)		862	512(c)	595
(a) Owned and Leased Capability is the dependable load carrying capability as demonstrated under actual operating conditions based on the primary fuel (assuming no curtailments) that each station was designed to utilize.

(b) ANO Units 1 and 2 are reported together.
(c) 30% of River Bend is not subject to rate regulation by the Public Utility Commission of Texas, the Louisiana Public Service Commission, nor various municipal authorities, and is included in non-utility property on the balance sheet. The decommissioning trust fund balance and decommissioning liability include amounts for the 30% not subject to rate regulation.

(d) As of 5/25/18, Grand Gulf outage was still in process.

UTILITY REGULATORY INFORMATION

STATE REGULATORY COMMISSIONS

	ARKANSAS	LOUISIANA	MISSISSIPPI	NEW ORLEANS	TEXAS
Commission	Arkansas Public	Louisiana	Mississippi	New Orleans	Public Utility
	Service	Public Service	Public Service	City Council	Commission
	Commission	Commission	Commission		of Texas
Number of Commissioners	3	5	3	7	3
Method of Selection	Appointed by	Elected	Elected	Elected	Appointed by
	Governor				Governor
Term of Office	6 years –	6 years –	4 years –	4 years –	6 years –
	staggered	staggered	concurrent	concurrent	staggered
(2 term limit)
Chair/President	Appointed by	Selected by	Rotates every	Rotates annually	Appointed by
	Governor	peers – 1 year	1 - 2 years, as	from the	Governor
		term	determined by members	at-large positions

COMMISSION/COUNCIL MEMBERS
CURRENT
			PARTY	SERVICE BEGAN	TERM ENDS
ARKANSAS
Ted J. Thomas – Chairperson			Republican	1/15	1/21
Kimberly A. O'Guinn			Republican	1/17	1/23
Elana C. Wills			Nonpartisan	1/11	1/19
LOUISIANA
Eric Skrmetta - Chairperson			Republican	1/09	12/20
Craig Greene			Republican	6/17	12/18
Lambert C. Boissiere, III			Democrat	1/05	12/22
Foster L. Campbell, Jr.			Democrat	1/03	12/20
Mike Francis			Republican	11/16	12/22
MISSISSIPPI
Brandon Presley – Chairperson			Democrat	1/08	12/19
Cecil Brown – Vice-Chairperson			Democrat	1/16	12/19
Sam Britton			Republican	1/16	12/19
NEW ORLEANS
Jason Rogers Williams - Chairperson of Utility Committee			Democrat	5/14	5/22
Jared Brossett			Democrat	5/14	5/22
Helena Moreno			Democrat	5/18	5/22
Joseph Giarrusso			Democrat	5/18	5/22
Jay Banks			Democrat	5/18	5/22
Kristin Gisleson Palmer			Democrat	5/18	5/22
Cyndi Nguyen			Democrat	5/18	5/22
TEXAS
DeAnn Walker - Chairperson			Republican	9/17	9/21
Arthur D'Andrea			Republican	11/17	9/23
Vacant			N/A	N/A	N/A
As of 5/18/18

ENTERGY WHOLESALE COMMODITIES

EWC QUARTERLY FINANCIAL METRICS ($ millions)
	2017					2016					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	CHANGE
GAAP MEASURES
As-Reported Earnings	(27.7)	223.3	55.2	(425.3)	(174.5)	79.0	250.3	7.7	(1,832.3)	(1,495.3)	1,320.8
NON-GAAP MEASURES
Operational Adjusted EBITDA	200	61	197	98	557	219	58	135	68	480	77
Operational Earnings	67.4	374.6	80.7	62.8	585.5	91.9	240.7	35.2	(7.7)	360.0	225.5

EWC ANNUAL FINANCIAL METRICS ($ millions)
	2017	2016	2014	2014	2013
GAAP MEASURES
As-Reported Earnings	(174.5)	(1,495.3)	(1,067.8)	292.3	42.9
NON-GAAP MEASURES
Operational Adjusted EBITDA	557	480	515	950	553
Operational Earnings	585.5	360.0	184.6	394.1	262.7

EWC QUARTERLY OPERATIONAL METRICS
	2017					2016					FY
	1Q	2Q	3Q	4Q	FY	1Q	2Q	3Q	4Q	FY	% CHANGE
Owned Capacity (MW) (a)	4,800	3,962	3,962	3,962	3,962	4,880	4,880	4,880	4,800	4,800	(17)%
GWh billed	8,363	6,019	8,234	7,885	30,501	9,246	7,866	9,372	9,397	35,881	(15)%
As-reported net revenue ($ millions)	494	250	392	333	1,469	466	293	396	387	1,542	(5)%
Operational net revenue ($ millions)	404	250	392	333	1,378	466	293	389	353	1,502	(8)%
EWC Nuclear
Capacity Factor	80%	59%	98%	93%	83%	90%	76%	90%	91%	87%	(5)%
GWh billed	7,835	5,393	7,633	7,317	28,178	8,688	7,308	8,674	8,881	33,551	(16)%
Production cost per MWh (b)	$23.00	$27.11	$14.91	$18.73	$18.70	$21.91	$23.06	$23.77	$23.00	$22.93	(18)%
As-reported net revenue ($ millions)	491	247	391	327	1,456	464	290	396	382	1,533	(5)%
Operational net revenue ($ millions)	401	246	391	327	1,365	464	290	389	349	1,492	(9)%
Totals may not foot due to rounding.
(a) James A. FitzPatrick Nuclear Station (838 MW) was sold in March 2017 and investment in wind generation (80 MW) was sold in November 2016.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC ANNUAL OPERATIONAL METRICS
	2017	2016	2015	2014	2013
Owned Capacity (MW) (a)	3,962	4,800	4,880	6,068	6,068
GWh billed	30,501	35,881	39,745	44,424	45,127
As-reported net revenue ($ millions)	1,469	1,542	1,666	2,224	1,802
Operational net revenue ($ millions)	1,378	1,502	1,666	2,224	1,802
EWC Nuclear
Capacity Factor	83%	87%	91%	91%	89%
GWh billed	28,178	33,551	35,859	40,253	40,167
Production cost per MWh (b)	$18.70	$22.93	$25.30	$26.44	$26.35
As-reported net revenue ($ millions)	1,456	1,533	1,613	2,166	1,737
Operational net revenue ($ millions)	1,365	1,492	1,613	2,166	1,737
Totals may not foot due to rounding.
(a) Vermont Yankee (605 MW) ceased power production on 12/29/14, RISEC (583 MW) was sold in December 2015 and investment in wind generation (80 MW) was sold in November 2016.
(b) Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items.

EWC TOTAL CAPACITY
	OPERATED (a)			OWNED CAPACITY
As of December 31, 2017	PLANTS	UNITS	MW	MW	%
Gas/Oil	—	—	—	213	5
Coal	—	—	—	181	5
Total Fossil	—	—	—	394	10
Nuclear	4	5	4,368	3,568	90
Total Capacity	4	5	4,368	3,962	100
(a) Operated capacity includes management services contracts and excludes units operated by Entergy’s utility companies.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR PLANT STATISTICS
				PILGRIM
	INDIAN POINT		PALISADES	NUCLEAR
	ENERGY CENTER		NUCLEAR	POWER
	UNIT 2	UNIT 3	PLANT	STATION (a)
Entergy Purchase Date	9/6/2001	11/21/2000	4/11/2007	7/13/1999
Commercial Operation Date	August 74	August 76	December 71	December 72
License Expiration Date	9/28/13 (b)	12/12/15 (b)	3/24/2031	6/8/2032
Architect/Engineer	United Engineers & Constructors	United Engineers & Constructors	Combustion Engineering	Bechtel Power
Reactor Manufacturer	Westinghouse	Westinghouse	Combustion Engineering	General Electric
Reactor Type	PWR	PWR	PWR	BWR
Turbine Generator Manufacturer	General Electric	Westinghouse	Westinghouse	General Electric
Net MWs in Operation (MW)	1,028	1,041	811	688
Refueling Data:
Last Date	3/19/18 –	3/13/17 –	4/23/17 –	4/9/17 –
	4/21/2018	5/18/2017	5/20/2017	5/22/2017
Number of Days	33	66	27	43
Upcoming Refueling Outages		Spring 19	Fall 18
			Summer 20
2017 Capacity Factor	97%	71%	81%	80%
Net Book Value of Plant and Related Assets	145	167	56	53
($ in millions as of December 31, 2017)
Capacity Zone (ICAP/UCAP)	NYISO Lower Hudson Valley	NYISO Lower Hudson Valley	MISO	NEPOOL
Nearest Market Hub	Zone G (c)	Zone G (c)	Indiana	Mass Hub
(a) Shutdown of Pilgrim is planned for 5/31/19.
(b) Indian Point Unit 2 began operating under timely renewal on 9/28/13; Unit 3 began operating under timely renewal on 12/13/15.
(c) Indian Point physically located in NYISO Zone H.

EWC NUCLEAR PLANT ADDITIONAL INFORMATION
				PALISADES	PILGRIM
	INDIAN POINT			NUCLEAR	NUCLEAR	VERMONT
	UNIT 1	UNIT 2	UNIT 3	PLANT	STATION	YANKEE
Decommissioning Trust Asset	491	621	798	458	1,068	613 (a)
Decommissioning Liability	218	709	694	509 (b)	651	401
($ in millions as of December 31, 2017)
Planned closing date	n/a (c)	4/30/2020	4/30/2021	5/31/2022	5/31/2019	n/a (d)
(a) Vermont Yankee trust asset includes site restoration trust fund.
(b) Includes $39 million for Big Rock Point.
(c) Indian Point 1 has been shut down and in safe storage since the 1970s.
(d) Vermont Yankee plant ceased power production on 12/29/14.

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT STATISTICS
	NERC	COMMERCIAL	OWNERSHIP	NET	TOTAL	FUEL TYPE
PLANT	REGION	OPERATION	INTEREST	MW	MW	TECHNOLOGY
Independence – Unit 2	SERC	1983	14%	121	842	Coal
Nelson 6	SERC	1982	11%	60	550	Coal
RS Cogen	SERC	2002	50%	213	425	CCGT Cogen
Total				394	1,817

EWC NON-NUCLEAR WHOLESALE ASSETS PLANT EMISSIONS

		Emissions
PLANT	PURPOSE	SO2 (tons)	NOx (tons)	Co2 (tons)	Hg (lbs)	TECHNOLOGY (a)
Independence – Unit 2	Base	1,698	791	684,742	5	OFA, ESP, ACI

Nelson 6	Base	1,116	283	365,344	2	LNB w Sep OFA, ESP, ACI
RS Cogen	Base	4	393	835,352	—	Dry LNB/SCR
(a) Installed NOx and particulate matter emission control devices as stated in the EPA Monitoring Plans and operational: Overfire Air (OFA), Electrostatic Precipitator (ESP), Activated Carbon Injection (ACI), Low NOx Burners with Separated Overfire Air (LNB w/ Sep OFA), Dry Low NOx Burners (Dry LNB), and Selective Catalytic Reduction (SCR) or Steam Injection. Currently have no SO2 or CO2 control equipment operating on any unit.

Totals may not foot due to rounding.

ENTERGY WHOLESALE COMMODITIES

EWC NUCLEAR SECURITIES DETAIL
LONG-TERM DEBT:
NOTE TO NEW YORK POWER AUTHORITY (NYPA) RELATING TO THE PURCHASE OF FITZPATRICK AND INDIAN POINT 3

			ADDITIONAL LTD			TOTAL ENDING		TOTAL
		INTEREST	RELATED TO	INTEREST		LONG-TERM		INTEREST
($ thousands)	LONG-TERM DEBT(a)	EXPENSE	PURCHASE OF IP2	EXPENSE		DEBT		EXPENSE
2010	137,026	7,255	18,945	1,173		155,971		8,428
2011	123,669	6,643	9,694	750		133,363		7,393
2012	109,681	6,012	—	305		109,681		6,317
2013	95,011	5,331	—	—		95,011		5,331
2014	79,638	4,627	—	—		79,638		4,627
2015	29,262	2,972	—	—		29,262		2,972
2016	—	887	—	—		—		887
In August 2016, Entergy entered into a trust transfer agreement with NYPA to transfer the decommissioning trust funds and decommissioning liabilities for the Indian Point 3 and FitzPatrick plants to Entergy. As part of the trust transfer agreement, the original decommissioning agreements were amended, and the Entergy subsidiaries' obligation to make additional license extension payments to NYPA was eliminated.
Totals may not foot due to rounding.

EWC NON-NUCLEAR WHOLESALE ASSETS

EWC NON-NUCLEAR WHOLESALE ASSETS SECURITIES DETAIL
DEBT:
OUTSTANDING AS OF DECEMBER 31,
ENTERGY’S SHARE
($ millions)		2017	2016		MATURITY		RATE

RS Cogen Senior Project Debt
Bank Portion(a)		$6	$13		10/17/18		LIBOR + 2.25%
Institutional Portion		$38	$38		10/15/22		Fixed 8.73%
RS Cogen Subordinated Debt(b)		$23	$22		10/17/17		LIBOR + 4.50%
(a) RS Cogen spread on bank portion increases over time from 1.375% to 2.375%.
(b) Debt outstanding includes Entergy's portion of accrued but unpaid interest on Entergy's portion of the RS Cogen subordinated debt since the project went into default on the subordinated credit facility in 2008.

VERMONT YANKEE CREDIT FACILITY
OUTSTANDING AS OF DECEMBER 31,		RATE	2017	2016
		2.64%	$104	$45

			SHARES OUTSTANDING
PREFERRED STOCK:			AS OF DECEMBER 31,		AS OF DECEMBER 31,
($ millions)		RATE	2017	2016	2017	2016

Without Sinking Fund:
Entergy Finance Holding, Inc.		8.75%(a)	250,000	250,000	$24	$24
Authorized 250,000 shares, $100 par value, cumulative
Total without sinking fund			250,000	250,000	$24	$24
(a) Dollar amount outstanding is net of $751 thousand of preferred stock issuance costs.

DEFINITIONS OF OPERATIONAL MEASURES AND GAAP AND NON-GAAP FINANCIAL MEASURES

OPERATIONAL MEASURES
Owned capacity (MW)	Installed capacity owned and operated by EWC; investment in wind generation was sold in November 2016
Production cost per MWh	Fuel and non-fuel O&M expenses according to accounting standards that directly relate to the production of electricity per MWh (based on net generation), excluding special items
Billed electric energy sales (GWh billed)
Total number of GWh billed to customers and financially-settled instruments (does not include amounts from investment in wind generation that was accounted for under the equity method of accounting and which was sold in November 2016)

Capability factor	The percentage of the maximum energy generation a plant is capable of supplying to the grid, limited only by factors within control of plant management; a high capability factor indicates effective plant programs and practices to minimize unplanned energy losses and to optimize planned outages
Capacity factor	Normalized percentage of the period that the nuclear plants generate power
Refueling outage days	Number of days lost for a scheduled refueling and maintenance outage during the period

Financial measures defined below include measures prepared in accordance with generally accepted accounting principles (GAAP), as well as non-GAAP measures.
Non-GAAP measures are included in this report in order to provide metrics that remove the effect of less routine financial impacts from commonly used financial metrics.

FINANCIAL MEASURES – GAAP
As-reported non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power
As-reported net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net
Return on average invested capital (ROIC) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – as-reported	12-months rolling net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – as-reported	12-months rolling attributable to Entergy Corporation or subsidiary divided by average member's equity
Book value per share	End of period common equity divided by end of period shares outstanding
Common dividend payout – as-reported	Common dividend paid per share divided by earnings per share
Revolver capacity	Amount of undrawn capacity remaining on corporate and subsidiary revolvers, including Entergy Nuclear Vermont Yankee
Total debt	Sum of short-term and long-term debt, notes payable and commercial paper and capital leases on the balance sheet
Debt of joint ventures – Entergy’s share	Entergy's share of debt issued by business joint ventures at EWC
Leases - Entergy’s share	Operating leases held by subsidiaries capitalized at implicit interest rate
Debt to capital	Total debt divided by total capitalization
Securitization debt	Debt associated with securitization bonds issued to recover storm costs from hurricanes Rita, Ike and Gustav at Entergy Texas and Hurricane Isaac at Entergy New Orleans; the 2009 ice storm at Entergy Arkansas; and investment recovery of costs associated with the cancelled Little Gypsy repowering project at Entergy Louisiana

FINANCIAL MEASURES – NON-GAAP
Operational earnings	As-reported net income attributable to Entergy Corporation or subsidiary adjusted to exclude the effects of special items
Operational adjusted EBITDA	Earnings before interest, depreciation and amortization and income taxes excluding decommissioning expense and other than temporary impairment losses on decommissioning trust fund assets, excluding effects of special items;
for Entergy consolidated, also excludes AFUDC-equity funds and subtracts securitization proceeds
Adjusted earnings	As-reported net income attributable to Entergy Corporation or subsidiary excluding effects of special items and weather and normalizing for income tax
Operational net revenue	Operating revenue less fuel, fuel related expenses and gas purchased for resale, purchased power and other regulatory charges (credits) – net excluding the effects of special items
Operational non-fuel O&M	Operation and maintenance expenses excluding fuel, fuel-related expenses and gas purchased for resale and purchased power excluding the effects of special items
Common dividend payout – operational	Common dividend paid per share divided by operational earnings per share
Return on average invested capital (ROIC) – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary adjusted for preferred dividends and tax-effected interest expense divided by average invested capital
Return on average common equity (ROE) – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary divided by average common equity
Return on average member's equity – operational	12-months rolling operational net income attributable to Entergy Corporation or subsidiary divided by average member's equity
Gross liquidity	Sum of cash and revolver capacity
Debt to capital, excluding securitization debt	Total debt divided by total capitalization, excluding securitization debt
Net debt to net capital, excluding securitization debt	Total debt less cash and cash equivalents divided by total capitalization less cash and cash equivalents, excluding securitization debt
Parent debt to total debt, excluding securitization debt	End of period Entergy Corporation debt, including amounts drawn on credit revolver and commercial paper facilities, as a percent of total debt excluding securitization debt

Debt to operational EBITDA, excluding securitization debt	End of period total debt excluding securitization debt divided by 12-months rolling operational adjusted EBITDA
Operational FFO	Funds from operations; net cash flow provided by operations less AFUDC-borrowed funds, working capital items in operating cash flow (receivables, fuel inventory, accounts payable, prepaid taxes and taxes accrued, interest accrued and other working capital accounts) and securitization regulatory charge, excluding effects of special items
Operational FFO to debt, excluding securitization debt	12-months rolling operational FFO as a percentage of end of period total debt excluding securitization debt

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported net income (loss) attributable to Entergy Corporation (A)	412	(584)	(177)	941	712
Preferred dividends	14	19	20	20	19
Tax-effected interest expense	407	410	396	386	371
As-reported net income (loss) attributable to Entergy Corporation
adjusted for preferred dividends and tax-effected interest expense (B)	833	(155)	239	1,347	1,102

Special items (C)	(888)	(1,855)	(1,253)	(109)	(245)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,721	1,700	1,492	1,456	1,347

Operational earnings (A-C)	1,300	1,271	1,076	1,050	957

Average invested capital (D)	24,213	23,492	23,827	23,864	23,167

Average common equity (E)	8,037	8,669	9,632	9,820	9,415

($ per share)
As-Reported earnings per share (N)	2.28	(3.26)	(0.99)	5.22	3.99

Operational earnings per share (O)	7.20	7.11	6.00	5.83	5.36

Common dividend paid per share (P)	3.50	3.42	3.34	3.32	3.32

(%)
ROIC – As-Reported (B/D)	3.4	(0.7)	1.0	5.6	4.8
ROIC – Operational ((B-C)/D)	7.1	7.2	6.3	6.1	5.8

ROE – As-Reported (A/E)	5.1	(6.7)	(1.8)	9.6	7.6
ROE – Operational ((A-C)/E)	16.2	14.7	11.2	10.7	10.2

Common dividend payout – As-Reported % (P/N)	154	(105)	(339)	64	83
Common dividend payout – Operational % (P/O)	49	48	56	57	62
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q16-4Q17

($ millions)	1Q17	2Q17	3Q17	4Q17	1Q16	2Q16	3Q16	4Q16
As-reported net income (loss) attributable to Entergy Corporation, rolling 12	(731)	(888)	(878)	412	(245)	174	1,285	(584)
months (A)
Preferred dividends	17	15	14	14	20	21	21	19
Tax-effected interest expense	409	404	404	407	398	404	407	410
As-reported net income (loss) attributable to Entergy Corporation, rolling 12
months adjusted for preferred dividends and tax-effected interest expense (B)	(305)	(469)	(460)	833	173	599	1,713	(155)

Special items, rolling 12 months (C)	(1,937)	(2,098)	(2,097)	(888)	(1,261)	(1,250)	(212)	(1,855)

Operational earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,632	1,629	1,637	1,721	1,434	1,849	1,925	1,700

Operational earnings, rolling 12 months (A-C)	1,206	1,210	1,219	1,300	1,016	1,424	1,497	1,271

Average invested capital (D)	24,321	24,886	25,246	24,213	24,627	24,617	24,443	23,492

Average common equity (E)	8,709	9,064	9,380	8,037	9,747	9,958	9,613	8,669

(%)
ROIC – As-Reported (B/D)	(1.3)	(1.9)	(1.8)	3.4	0.7	2.4	7.0	(0.7)
ROIC – Operational ((B-C)/D)	6.7	6.5	6.5	7.1	5.8	7.5	7.9	7.2

ROE – As-Reported (A/E)	(8.4)	(9.8)	(9.4)	5.1	(2.5)	1.7	13.4	(6.7)
ROE – Operational ((A-C)/E)	13.9	13.3	13.0	16.2	10.4	14.3	15.6	14.7
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
Total debt (A)	16,677	15,275	13,850	13,917	13,562
Less securitization debt (B)	545	661	775	777	883
Total debt, excluding securitization debt (A-B)	16,132	14,614	13,075	13,140	12,679
Less cash and cash equivalents (C)	781	1,188	1,351	1,422	739
Net debt, excluding securitization debt (A-B-C)	15,351	13,426	11,724	11,718	11,940
Total capitalization (D)	24,867	23,560	23,425	24,229	23,499
Less securitization debt (E)	545	661	775	777	883
Total capitalization, excluding securitization debt (D-E)	24,322	22,899	22,650	23,452	22,616
Less cash and cash equivalents (F)	781	1,188	1,351	1,422	739
Net capitalization, excluding securitization debt (D-E-F)	23,541	21,711	21,299	22,030	21,877
(%)
Debt to capital (A/D)	67.1	64.8	59.1	57.4	57.7
Debt to capital, excluding securitization debt ((A-B)/D-E))	66.3	63.8	57.7	56.0	56.1
Net debt to net capital, excluding securitization debt ((A-B-C)/(D-E-F))	65.2	61.8	55.0	53.2	54.6

Revolver capacity (G)	4,174	3,720	3,582	3,592	3,977

Gross liquidity (C+G)	4,955	4,908	4,933	5,014	4,716

Entergy Corporation notes:
Due September 2015	—	—	—	550	550
Due January 2017	—	—	500	500	500
Due September 2020	450	450	450	450	450
Due July 2022	650	650	650	—	—
Due September 2026	750	750	—	—	—
Total parent long-term debt (H)	1,850	1,850	1,600	1,500	1,500
Revolver draw (I)	210	700	835	695	255
Commercial paper (J)	1,467	344	422	484	1,045

Total parent debt (H)+(I)+(J)	3,527	2,894	2,857	2,679	2,800

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J))/(A-B)	21.9	19.8	21.9	20.4	22.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q16-4Q17

($ millions)	1Q17	2Q17	3Q17	4Q17	1Q16	2Q16	3Q16	4Q16
Total debt (A)	15,611	16,285	16,224	16,677	15,092	14,837	15,073	15,275
Less securitization debt (B)	637	602	582	545	752	716	698	661
Total debt, excluding securitization debt (A-B)	14,974	15,683	15,642	16,132	14,340	14,121	14,375	14,614
Less cash and cash equivalents (C)	1,083	934	546	781	1,092	996	1,307	1,188
Net debt, excluding securitization debt (A-B-C)	13,891	14,749	15,096	15,351	13,248	13,125	13,068	13,426
Total capitalization (D)	23,871	24,859	25,118	24,867	24,771	24,913	25,375	23,560
Less securitization debt (E)	637	602	582	545	752	716	698	661
Total capitalization, excluding securitization debt (D-E)	23,234	24,257	24,536	24,322	24,019	24,197	24,677	22,899
Less cash and cash equivalents (F)	1,083	934	546	781	1,092	996	1,307	1,188
Net capitalization, excluding securitization debt (D-E-F)	22,151	23,323	23,990	23,541	22,927	23,201	23,370	21,711
(%)
Debt to capital (A/D)	65.4	65.5	64.6	67.1	60.9	59.6	59.4	64.8
Debt to capital, excluding securitization debt ((A-B)/D-E))	64.4	64.7	63.8	66.3	59.7	58.4	58.3	63.8
Net debt to net capital ratio, excluding securitization debt ((A-B-C)/(D-E-F))	62.7	63.2	62.9	65.2	57.8	56.6	55.9	61.8

Revolver capacity (G)	4,185	4,163	4,213	4,174	3,794	4,173	4,243	3,720

Gross liquidity (C+G)	5,268	5,097	4,759	4,955	4,886	5,169	5,550	4,908

Entergy Corporation notes:
Due January 2017	—	—	—	—	500	500	500	—
Due September 2020	450	450	450	450	450	450	450	450
Due July 2022	650	650	650	650	650	650	650	650
Due September 2026	750	750	750	750	—	—	750	750
Total parent long-term debt (H)	1,850	1,850	1,850	1,850	1,600	1,600	2,350	1,850
Revolver draw (I)	225	225	150	210	616	240	180	700
Commercial paper (J)	1,088	1,147	1,272	1,467	578	853	264	344

Total parent debt (H)+(I)+(J)	3,163	3,222	3,272	3,527	2,794	2,693	2,794	2,894

Parent debt to total debt, excluding securitization debt % ((H)+(I)+(J))/(A-B)	21.1	20.5	20.9	21.9	19.5	19.1	19.4	19.8
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
Total debt (A)	16,677	15,275	13,850	13,917	13,562
Less securitization debt (B)	545	661	775	777	883
Total debt, excluding securitization debt (C)	16,132	14,614	13,075	13,140	12,679
As-reported consolidated net income, rolling 12 months	425	(565)	(157)	960	731
Add back: interest expense, rolling 12 months	662	666	643	628	604
Add back: income taxes, rolling 12 months	543	(817)	(643)	590	226
Add back: depreciation and amortization, rolling 12 months	1,390	1,347	1,337	1,319	1,261
Add back: regulatory charges (credits), rolling 12 months	(132)	94	175	(14)	46
Subtract: securitization proceeds, rolling 12 months	146	132	137	130	127
Subtract: interest and investment income, rolling 12 months	288	145	187	148	199
Subtract: Allowance for equity funds used during construction, rolling 12 months	95	68	52	65	66
Add back: decommissioning expense, rolling 12 months	406	327	280	273	242
Adjusted EBITDA, rolling 12 months (non-GAAP) (D)	2,765	707	1,259	3,413	2,718
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	—	36
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	—	16	60
Add back: special items associated with decisions to close or sell EWC nuclear plants (pre-tax)	644	2,910	2,054	154	343
Add back: special item resulting from Tax Reform	(56)	—	—	—	—
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	—	—	37	—	—
Add back: special item for gain on the sale of FitzPatrick, rolling 12 months (pre-tax)	(16)	—	—	—	—
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	—	—	(154)	—	—
Add back: special item for DOE litigation awards for VY and FitzPatrick, rolling 12 months (pre-tax)	—	(34.0)	—	—	—
Operational adjusted EBITDA, rolling 12 months (non-GAAP) (E)	3,337	3,583	3,196	3,583	3,157
Debt to operational adjusted EBITDA, excluding securitization debt (times) (C)/(E)	4.8	4.1	4.1	3.7	4.0

Net cash flow provided by operating activities, rolling 12 months (F)	2,624	2,999	3,291	3,890	3,189
Allowance for borrowed funds used during construction, rolling 12 months (G)	(45)	(34)	(27)	(34)	(26)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(98)	(97)	38	98	(181)
Fuel inventory	(3)	38	(12)	4	5
Accounts payable	102	174	(135)	(13)	94
Prepaid taxes and taxes accrued	34	(29)	82	(63)	(143)
Interest accrued	1	(7)	(11)	25	(4)
Other working capital accounts	(4)	31	(114)	112	(66)
Securitization regulatory charges	116	114	107	97	93
Total (H)	148	224	(45)	260	(202)
FFO, rolling 12 months (F)+(G)-(H)	2,431	2,741	3,309	3,596	3,365
Add back: special item for transmission business spin-merge expenses, rolling 12 months (pre-tax)	—	—	—	—	36
Add back: special item for HCM implementation expenses, rolling 12 months (pre-tax)	—	—	—	51	24
Add back: special items associated with decisions to close or sell EWC nuclear plants (pre-tax)	126	6	55	7	4
Operational FFO, rolling 12 months (I)	2,557	2,747	3,364	3,654	3,429
Operational FFO to debt, excluding securitization debt (I)/(C)	15.9%	18.8%	25.7%	27.8%	27%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

CONSOLIDATED FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q16-4Q17

($ millions)	1Q17	2Q17	3Q17	4Q17	1Q16	2Q16	3Q16	4Q16
Total debt (A)	15,611	16,285	16,224	16,677	15,092	14,837	15,073	15,275
Less securitization debt (B)	637	602	582	545	752	716	698	661
Total debt, excluding securitization debt (C)	14,974	15,683	15,642	16,132	14,340	14,121	14,375	14,614
As-reported consolidated net income, rolling 12 months	(714)	(873)	(864)	425	(224)	194	1,306	(565)
Add back: interest expense, rolling 12 months	664	657	656	662	647	658	661	666
Add back: income taxes, rolling 12 months	(949)	(1,038)	(1,054)	543	(653)	(1,002)	(377)	(817)
Add back: depreciation and amortization, rolling 12 months	1,360	1,375	1,389	1,390	1,340	1,335	1,340	1,347
Add back: regulatory charges (credits), rolling 12 months	8	(7)	(21)	(132)	166	185	196	94
Subtract: securitization proceeds, rolling 12 months	143	145	144	146	136	137	140	132
Subtract: interest and investment income, rolling 12 months	169	203	223	288	152	158	157	145
Subtract: Allowance for equity funds used during construction, rolling 12 months	68	76	85	95	59	61	62	68
Add back: decommissioning expense, rolling 12 months	373	397	407	406	279	287	303	327
Adjusted EBITDA, rolling 12 months (non-GAAP) (D)	362	87	61	2,765	1,208	1,301	3,070	707
Add back: special items associated with decisions to close or sell EWC nuclear plants (pre-tax)	3,121	3,335	3,331	644	2,066	2,084	482	2,910
Add back: special item resulting from Tax Reform	—	—	—	(56)	—	—	—	—
Add back: special item for DOE litigation awards for VY and FitzPatrick	(34)	—	—	—	—	(34)	(34)	(34)
Add back: Top Deer investment impairment, rolling 12 months (pre-tax)	—	—	—	—	37	37	37	—
Add back: special item for gain on the sale of RISEC, rolling 12 months (pre-tax)	—	—	—	—	(154)	(154)	(154)	—
Add back: gain on the sale of FitzPatrick (pre-tax)	(16)	(16)	(16)	(16)	—	—	—	—
Operational adjusted EBITDA, rolling 12 months (non-GAAP) (E)	3,433	3,406	3,376	3,337	3,157	3,234	3,401	3,583
Debt to operational adjusted EBITDA, excluding securitization debt (times) (C)/(E)	4.4	4.6	4.6	4.8	4.6	4.4	4.2	4.1

Net cash flow provided by operating activities, rolling 12 months (F)	2,995	2,566	2,459	2,624	3,213	3,205	3,194	2,999
Allowance for borrowed funds used during construction, rolling 12 months (G)	(34)	(37)	(41)	(45)	(30)	(31)	(32)	(34)
Working capital items in net cash flow provided by operating activities, rolling 12 months:
Receivables	(17)	(33)	(24)	(98)	92	81	(10)	(97)
Fuel inventory	54	35	30	(3)	1	1	24	38
Accounts payable	194	139	(1)	102	(49)	15	55	174
Prepaid taxes and taxes accrued	(72)	(38)	9	34	134	108	3	(29)
Interest accrued	6	(2)	—	1	4	(2)	9	(7)
Other working capital accounts	119	62	28	(4)	(118)	(111)	(59)	31
Securitization regulatory charges	114	115	114	116	106	107	111	114
Total (H)	398	278	156	148	170	199	133	224
FFO, rolling 12 months (F)+(G)-(H)	2,563	2,251	2,262	2,431	3,013	2,975	3,029	2,741
Add back: special items associated with decisions to close or sell EWC nuclear plants (pre-tax)	24	126	126	126	4	6	6	6
Operational FFO, rolling 12 months (I)	2,587	2,377	2,388	2,557	3,017	2,981	3,035	2,747
Operational FFO to debt, excluding securitization debt (I)/(C)	17.3%	15.2%	15.3%	15.9%	21.0%	21.1%	21.1%	18.8%
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported earnings applicable to common stock/equity (A)	761.6	1,134.2	1,096.9	829.1	828.9
Preferred dividends	11.6	16.9	17.6	17.3	17.3
Tax-effected interest expense	337.1	343.4	334.6	327.5	313.1
As-reported earnings applicable to common stock/equity adjusted for
preferred dividends and tax-effected interest expense (B)	1,110.3	1,494.6	1,449.1	1,173.9	1,159.3

Utility special items
Transmission business spin-merge expenses	—	—	—	—	(8.7)
HCM implementation expenses	—	—	—	(7.6)	(20.3)
Tax reform	(180.7)	—	—	—	—
Total special items (C)	(180.7)	—	—	(7.6)	(29.0)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	1,291.0	1,494.6	1,449.1	1,181.5	1,188.3
Operational earnings (A-C)	942.3	1,134.2	1,096.9	836.7	857.8

As-reported Utility net revenue (D)	6,318.0	6,179.4	5,828.9	5,734.7	5,523.8

Utility special items included in net revenue
Transmission business spin-merge expenses	—	—	—	—	5.7
Tax reform	55.5	—	—	—	—
Total special items included in net revenue (E)	55.5	—	—	—	5.7

Operational Utility net revenue (D-E)	6,262.5	6,179.4	5,828.9	5,734.7	5,518.1

As-reported Utility non-fuel O&M (F)	2,622.0	2,487.3	2,560.6	2,394.6	2,388.9

Utility special items included in non-fuel O&M
Transmission business spin-merge expenses	—	—	—	12.6	28.3
HCM implementation expenses	—	—	—	—	35.7
Total special items included in non-fuel O&M (G)	—	—	—	12.6	64.0

Operational Utility non-fuel O&M (F-G)	2,622.0	2,487.3	2,560.6	2,382.0	2,324.9

Average invested capital (H)	23,601	21,896	20,642	20,213	19,488
Average common equity (I)	10,721	10,008	9,241	8,904	8,599

Gross debt (J)	13,059	12,349	10,955	11,163	10,674
Less securitization debt (K)	545	661	775	777	883
Gross debt, excluding securitization debt (J-K)	12,514	11,688	10,180	10,386	9,791
Less cash and cash equivalents (L)	544	747	619	973	551
Net debt, excluding securitization debt (J-K-L)	11,969	10,941	9,561	9,413	9,240

Total capitalization (M)	24,234	22,968	20,825	20,350	19,857
Less securitization debt (K)	545	661	775	777	883
Total capitalization, excluding securitization debt (M-K)	23,689	22,307	20,050	19,573	18,974
Less cash and cash equivalents (L)	544	747	619	973	551
Net capitalization, excluding securitization debt (M-K-L)	23,144	21,560	19,431	18,600	18,423

(%)
ROIC – As-Reported (B/H)	4.7	6.8	7.0	5.8	5.9
ROIC – Operational ((B-C)/H)	5.5	6.8	7.0	5.9	6.1
ROE – As-Reported (A/I)	7.1	11.3	11.9	9.3	9.6
ROE – Operational ((A-C)/I)	8.8	11.3	11.9	9.4	10.0
Debt to capital (J/M)	53.9	53.8	52.6	54.9	53.8
Debt to capital, excluding securitization debt ((J-K)/(M-K))	52.8	52.4	50.8	53.1	51.6
Net debt to net capital, excluding securitization debt ((J-K-L)/(M-K-L))	51.7	50.7	49.2	50.6	50.2
Calculations may differ due to rounding.

REG G RECONCILIATIONS

UTILITY FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q16-4Q17

($ millions)	1Q17	2Q17	3Q17	4Q17	1Q16	2Q16	3Q16	4Q16
As-reported earnings applicable to common stock/equity (A)	164.7	243.5	400.8	(47.4)	194.9	375.6	443.3	120.4
Less special items (B)	—	—	—	(180.7)	—	—	—	—
Operational earnings (A-B)	164.7	243.5	400.8	133.3	194.9	375.6	443.3	120.4

As-reported earnings applicable to common stock/equity-rolling 12 months (C)	1,104.0	971.9	929.4	761.6	1,068.4	1,244.3	1,327.5	1,134.2
Preferred dividends	15.1	13.3	11.7	11.6	18.0	18.4	18.7	16.9
Tax-effected interest expense	341.0	335.3	334.0	337.1	335.2	339.4	342.3	343.4
As-Reported earnings applicable to common stock/equity, rolling
12 months adjusted for preferred dividends and tax-effected	1,460.1	1,320.5	1,275.1	1,110.3	1,421.6	1,602.1	1,688.5	1,494.5
interest expense (D)

Special items in prior quarters	—	—	—	—	—	—	—	—
Special items in current quarter	—	—	—	(180.7)	—	—	—	—
Total special items (E)	—	—	—	(180.7)	—	—	—	—

Operational earnings, rolling 12 months adjusted for preferred
dividends and tax-effected interest expense (D-E)	1,460.1	1,320.5	1,275.1	1,291.0	1,421.6	1,602.1	1,688.5	1,494.5
Operational earnings, rolling 12 months (C-E)	1,104.0	971.9	929.4	942.3	1,068.4	1,244.3	1,327.5	1,134.2

As-reported Utility net revenue (F)	1,404.2	1,549.4	1,811.3	1,553.1	1,375.1	1,524.2	1,859.1	1,421.1

Utility special items included in net revenue
Tax reform	—	—	—	55.5	—	—	—	—
Total special items included in net revenue (G)	—	—	—	55.5	—	—	—	—

Operational Utility net revenue (F-G)	1,404.2	1,549.4	1,811.3	1,497.6	1,375.1	1,524.2	1,859.1	1,421.1

As-reported Utility non-fuel O&M (H)	604.2	643.8	639.9	734.2	546.6	614.8	624.6	701.3

Utility special items included in non-fuel O&M
Total special items included in non-fuel O&M (I)	—	—	—	—	—	—	—	—

Operational Utility non-fuel O&M (H-I)	604.2	643.8	639.9	734.2	546.6	614.8	624.6	701.3

Average invested capital (J)	22,804	23,170	23,474	23,601	21,466	21,421	21,788	21,777
Average common equity (K)	10,261	10,402	10,712	10,721	9,535	9,619	9,958	10,008

Gross debt (L)	12,403	13,006	12,885	13,059	12,211	12,057	12,251	12,349
Less securitization debt (M)	637	602	582	545	752	716	698	661
Gross debt, excluding securitization debt (L-M)	11,766	12,404	12,303	12,514	11,459	11,341	11,553	11,688
Less cash and cash equivalents (N)	436	687	313	544	663	492	708	747
Net debt, excluding securitization debt (L-M-N)	11,330	11,717	11,990	11,970	10,796	10,849	10,845	10,941

Total capitalization (O)	23,138	23,922	24,095	24,234	22,470	22,417	22,854	22,968
Less securitization debt (M)	637	602	582	545	752	716	698	661
Total capitalization, excluding securitization debt (O-M)	22,501	23,320	23,513	23,689	21,718	21,701	22,156	22,307
Less cash and cash equivalents (N)	436	687	313	544	663	492	708	747
Net capitalization, excluding securitization debt (O-M-N)	22,065	22,633	23,200	23,144	21,055	21,209	21,448	21,560

(%)
ROIC – As-Reported (D/J)	6.4	5.7	5.4	4.7	6.6	7.5	7.7	6.8
ROIC – Operational ((D-E)/J)	6.4	5.7	5.4	5.5	6.6	7.5	7.7	6.8
ROE – As-Reported (C/K)	10.8	9.3	8.7	7.1	11.2	12.9	13.3	11.3
ROE – Operational ((C-E)/K)	10.8	9.3	8.7	8.8	11.2	12.9	13.3	11.3
Debt to capital ratio (L/O)	53.6	54.4	53.5	53.9	54.3	53.8	53.6	53.8
Debt to capital, excluding securitization debt ((L-M)/(O-M))	52.3	53.2	52.3	52.8	52.8	52.3	52.1	52.4
Net debt to net capital, excluding securitization debt ((L-M-N)/(O-M-N))	51.3	51.8	51.7	51.7	51.3	51.2	50.6	50.7

Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY ARKANSAS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported earnings applicable to common stock (A)	138.4	161.9	67.4	114.5	155.1
Preferred dividends	1.4	5.3	6.9	6.9	6.9
Tax-effected interest expense	69.9	65.3	60.3	55.5	54.3
As-reported earnings applicable to common stock adjusted for
preferred dividends and tax-effected interest expense (B)	209.7	232.5	134.6	176.9	216.3

Special items
Transmission business spin-merge expenses	—	—	—	—	(0.4)
HCM implementation expenses	—	—	—	(1.4)	(2.4)
Tax reform	3.4	—	—	—	—
Total special items (C)	3.4	—	—	(1.4)	(2.8)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	206.3	232.5	134.6	178.3	219.1
Operational earnings (A-C)	135.0	161.9	67.4	115.9	157.9
Average invested capital (D)	5,263	4,883	4,640	4,423	4,026
Average invested capital, excluding securitization (E)	5,221	4,828	4,572	4,343	3,933
Average common equity (F)	2,315	2,072	1,858	1,772	1,650

Gross debt (G)	3,002	2,831	2,642	2,689	2,380
Less securitization debt (H)	35	48	61	74	87
Gross debt, excluding securitization debt (G-H)	2,968	2,783	2,581	2,615	2,293
Less cash and cash equivalents (I)	6	21	9	219	127
Net debt, excluding securitization debt (G-H-I)	2,961	2,762	2,572	2,396	2,166

Total capitalization (J)	5,410	5,115	4,650	4,630	4,216
Less securitization debt (K)	35	48	61	74	87
Total capitalization, excluding securitization debt (J-K)	5,375	5,067	4,589	4,556	4,129
Less cash and cash equivalents (L)	6	21	9	219	127
Net capitalization, excluding securitization debt (J-K-L)	5,369	5,046	4,580	4,337	4,002

(%)
ROIC – As-Reported (B/D)	4.0	4.8	2.9	4.0	5.4
ROIC – Operational ((B-C)/E)	4.0	4.8	2.9	4.1	5.6
ROE – As-Reported (A/F)	6.0	7.8	3.6	6.5	9.4
ROE – Operational ((A-C)/F)	5.8	7.8	3.6	6.5	9.6
Debt to capital (G/J)	55.5	55.3	56.8	58.1	56.4
Debt to capital, excluding securitization debt ((G-H)/(J-K))	55.2	54.9	56.2	57.4	55.5
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	55.2	54.7	56.1	55.3	54.1
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY TEXAS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported net income (A)	76.2	107.5	69.6	74.8	57.9
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	50.9	51.0	50.7	53.0	54.7
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	127.1	158.5	120.3	127.8	112.6

Special items
Transmission business spin-merge expenses	—	—	—	—	(3.2)
HCM implementation expenses	—	—	—	(1.1)	(5.6)
Tax reform	(3.0)	—	—	—	—
Total special items (C)	(3.0)	—	—	(1.1)	(8.8)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	130.1	158.5	120.3	128.9	121.4
Operational earnings (A-C)	79.2	107.5	69.6	75.9	66.7
Average invested capital (D)	2,712	2,495	2,387	2,396	2,445
Average invested capital, excluding securitization debt (E)	2,319	2,032	1,858	1,803	1,790
Average common equity (F)	1,165	1,015	927	889	871

Gross debt (G)	1,587	1,508	1,452	1,469	1,545
Less securitization debt (H)	358	429	497	562	624
Gross debt, excluding securitization debt (G-H)	1,229	1,079	955	907	921
Less cash and cash equivalents (I)	116	6	2	30	47
Net debt, excluding securitization debt (G-H-I)	1,114	1,073	953	877	874

Total capitalization (J)	2,847	2,577	2,413	2,361	2,432
Less securitization debt (K)	358	429	497	562	624
Total capitalization, excluding securitization debt (J-K)	2,489	2,148	1,916	1,799	1,808
Less cash and cash equivalents (L)	116	6	2	30	47
Net capitalization, excluding securitization debt (J-K-L)	2,374	2,142	1,914	1,769	1,761

(%)
ROIC – As-Reported (B/D)	4.7	6.4	5.0	5.3	4.6
ROIC – Operational ((B-C)/E)	5.6	7.8	6.5	7.1	6.8
ROE – As-Reported (A/F)	6.5	10.6	7.5	8.4	6.6
ROE – Operational ((A-C)/F)	6.8	10.6	7.5	8.5	7.7
Debt to capital (G/J)	55.7	58.5	60.2	62.2	63.5
Debt to capital, excluding securitization debt ((G-H)/(J-K))	49.4	50.2	49.8	50.4	50.9
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	46.9	50.1	49.8	49.6	49.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY LOUISIANA FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported earnings applicable to common equity (A)	316.3	622.0	440.9	438.2	406.3
Preferred dividends	—	—	5.7	7.8	7.8
Tax-effected interest expense	153.6	159.4	153.5	140.9	134.6
As-reported earnings applicable to common equity adjusted for
preferred dividends and tax-effected interest expense (B)	469.9	781.4	600.1	586.9	548.7

Special items
Transmission business spin-merge expenses	—	—	—	—	(4.0)
HCM implementation expenses	—	—	—	(3.5)	(5.1)
Tax reform	(182.6)	—	—	—	—
Total special items (C)	(182.6)	—	—	(3.5)	(9.1)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	652.5	781.4	600.1	590.4	557.8
Operational earnings (A-C)	499.0	622.0	440.9	441.7	415.4
Average invested capital (D)	11,197	10,266	9,481	9,235	8,977
Average invested capital, excluding securitization (E)	11,109	10,156	9,350	9,084	8,806
Average members’ equity (F)	5,195	4,910	4,487	4,282	4,335

Gross debt (G)	6,188	5,817	4,897	4,980	4,706
Less securitization debt (H)	78	99	121	141	162
Gross debt, excluding securitization debt (G-H)	6,110	5,718	4,776	4,839	4,545
Less cash and cash equivalents (I)	36	214	35	321	140
Net debt, excluding securitization debt (G-H-I)	6,074	5,504	4,741	4,518	4,405

Total capitalization (J)	11,496	10,898	9,634	9,327	9,143
Less securitization debt (K)	78	99	121	141	162
Total capitalization, excluding securitization debt (J-K)	11,419	10,799	9,513	9,186	8,981
Less cash and cash equivalents (L)	36	214	35	321	140
Net capitalization, excluding securitization debt (J-K-L)	11,383	10,585	9,478	8,865	8,841

(%)
ROIC – As-Reported (B/D)	4.2	7.6	6.3	6.4	6.1
ROIC – Operational ((B-C)/E)	5.9	7.7	6.4	6.5	6.3
Return on average members’ equity – As-Reported (A/F)	6.1	12.7	9.8	10.2	9.4
Return on average members’ equity – Operational ((A-C)/F)	9.6	12.7	9.8	10.3	9.6
Debt to capital (G/J)	53.8	53.4	50.8	53.4	51.5
Debt to capital ratio, excluding securitization debt ((G-H)/(J-K))	53.5	52.9	50.2	52.7	50.6
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	53.4	52.0	50.0	51.0	49.8
Calculations may differ due to rounding.
(a) On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's but not E-LA's financial data presented in this report.

REG G RECONCILIATIONS

ENTERGY MISSISSIPPI FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported earnings applicable to common stock (A)	109.1	106.7	89.9	72.0	79.3
Preferred dividends	1.0	2.4	2.8	2.8	2.8
Tax-effected interest expense	29.2	33.3	34.6	34.3	35.4
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	139.2	142.4	127.3	109.1	117.5

Special items
Transmission business spin-merge expenses	—	—	—	—	(0.9)
HCM implementation expenses	—	—	—	(1.2)	(4.5)
Tax reform	(3.4)	—	—	—	—
Total special items (C)	(3.4)	—	—	(1.2)	(5.4)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	142.6	142.4	127.3	110.3	122.9
Operational earnings (A-C)	112.5	106.7	89.9	73.2	84.7
Average invested capital (D)	2,352	2,174	2,086	2,053	2,068
Average common equity (E)	1,136	1,053	987	957	916

Gross debt (F)	1,270	1,121	1,048	1,048	1,044
Less cash and cash equivalents (G)	6	77	146	62	—
Net debt (F-G)	1,264	1,044	902	986	1,044

Total capitalization (H)	2,468	2,236	2,110	2,061	2,046
Less cash and cash equivalents (I)	6	77	146	62	—
Net capitalization (H-I)	2,462	2,159	1,964	1,999	2,046

(%)
ROIC – As-Reported (B/D)	5.9	6.6	6.1	5.3	5.7
ROIC – Operational ((B-C)/D)	6.1	6.6	6.1	5.4	5.9
ROE – As-Reported (A/E)	9.6	10.1	9.1	7.5	8.7
ROE – Operational ((A-C)/E)	9.9	10.1	9.1	7.7	9.3
Debt to capital (F/H)	51.5	50.2	49.7	50.9	51.0
Net debt to net capital ((F-G)/(H-I))	51.3	48.4	45.9	49.3	51.0
Calculations may differ due to rounding.

ENTERGY NEW ORLEANS FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES (a)
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported earnings applicable to common stock (A)	43.7	47.9	44.0	30.0	11.6
Preferred dividends	0.8	1.0	1.0	1.0	1.0
Tax-effected interest expense	12.6	12.7	10.3	9.8	9.9
As-reported earnings applicable to common stock adjusted for preferred
dividends and tax-effected interest expense (B)	57.1	61.6	55.3	40.8	22.5

Special items
Transmission business spin-merge expenses	—	—	—	—	(0.1)
HCM implementation expenses	—	—	—	(0.4)	(2.7)
Tax reform	(6.1)	—	—	—	—
Total special items (C)	(6.1)	—	—	(0.4)	(2.9)

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	63.2	61.6	55.3	41.2	25.2
Operational earnings (A-C)	49.8	47.9	44.0	30.4	14.5
Average invested capital (D)	874	804	632	538	503
Average invested capital, excluding securitization (E)	794	714	584	538	503
Average common equity (F)	421	388	289	217	201

Gross debt (G)	437	449	343	304	298

Less securitization debt (H)	74	85	96	—	—
Gross debt, excluding securitization debt (G-H)	362	364	247	304	298
Less cash and cash equivalents (I)	33	103	89	42	33
Net debt, excluding securitization debt (G-H-I)	330	261	158	262	265

Total capitalization (J)	852	896	713	551	524
Less securitization debt (K)	74	85	96	—	—
Total capitalization, excluding securitization debt (J-K)	778	811	617	551	524
Less cash and cash equivalents (L)	33	103	89	42	33
Net capitalization, excluding securitization debt (J-K-L)	745	708	528	509	491

(%)
ROIC – As-Reported (B/D)	6.5	7.7	8.7	7.6	4.5
ROIC – Operational ((B-C)/E)	8.0	8.6	9.5	7.7	5.0
ROE – As-Reported (A/F)	10.4	12.3	15.2	13.8	5.8
ROE – Operational ((A-C)/F)	11.8	12.3	15.2	14.0	7.2
Debt to capital (G/J)	51.3	50.1	48.1	55.1	56.9
Debt to capital, excluding securitization debt ((G-H)/(J-K))	46.5	44.9	40.0	55.1	56.9
Net debt to net capital, excluding securitization debt ((G-H-I)/(J-K-L))	44.2	36.9	30.0	51.3	53.9
Calculations may differ due to rounding.
(a) On Sept. 1, 2015, E-LA transferred its Algiers assets to E-NO. The effect of the Algiers transfer has been retrospectively applied to E-NO's but not E-LA's financial data presented in this report.

REG G RECONCILIATIONS

SYSTEM ENERGY RESOURCES FINANCIAL MEASURES – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported net income (A)	78.6	96.7	111.3	96.3	113.7
Preferred dividends	—	—	—	—	—
Tax-effected interest expense	21.9	21.9	26.7	35.1	23.0
As-reported net income adjusted for preferred
dividends and tax-effected interest expense (B)	100.5	118.6	138.0	131.4	136.7

Special items
Transmission business spin-merge expenses	—	—	—	—	—
HCM implementation expenses	—	—	—	—	—
Tax reform	—	—	—	—	—
Total special items (C)	—	—	—	—	—

Operational earnings adjusted for preferred
dividends and tax-effected interest expense (B-C)	100.5	118.6	138.0	131.4	136.7
Operational earnings (A-C)	78.6	96.7	111.3	96.3	113.7
Average invested capital (D)	1,318	1,355	1,476	1,612	1,637
Average common equity (E)	725	760	826	873	854

Gross debt (F)	569	618	573	727	751
Less cash and cash equivalents (G)	287	246	231	223	127
Net debt (F-G)	282	372	342	504	624

Total capitalization (H)	1,280	1,357	1,354	1,598	1,627
Less cash and cash equivalents (I)	287	246	231	223	127
Net capitalization (H-I)	993	1,111	1,123	1,375	1,500

(%)
ROIC – As-Reported (B/D)	7.6	8.8	9.3	8.2	8.3
ROIC – Operational ((B-C)/D)	7.6	8.8	9.3	8.2	8.3
ROE – As-Reported (A/E)	10.8	12.7	13.5	11.0	13.3
ROE – Operational ((A-C)/E)	10.8	12.7	13.5	11.0	13.3
Debt to capital (F/H)	44.5	45.5	42.3	45.7	46.2
Net debt to net capital ((F-G)/(H-I))	28.5	33.5	30.5	36.9	41.6
Calculations may differ due to rounding.

REG G RECONCILIATIONS

ENTERGY WHOLESALE COMMODITIES FINANCIAL AND OPERATIONAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
2013-2017

($ millions)	2017	2016	2015	2014	2013
As-reported net income (loss) attributable to Entergy Corporation (A)	(174.5)	(1,495.3)	(1,067.8)	292.3	42.9
Less special items (B)	(760.0)	(1,855.3)	(1,252.4)	(101.8)	(219.8)
Operational earnings (A-B)	585.5	360.0	184.6	394.1	262.7

Net income (loss)	(172)	(1,493)	(1,066)	295	43
Add back: interest expense	24	23	27	17	16
Add back: income tax expense	(146)	(1,192)	(610)	177	(77)
Add back: depreciation and amortization	193	200	239	276	216
Subtract: interest and investment income	224	108	149	114	138
Add back: decommissioning expense	255	175	138	142	125
Adjusted EBITDA	(71)	(2,396)	(1,421)	792	185
Add back pre-tax special items for:
HCM implementation expenses	—	—	—	3	24
Nuclear plant impairments and costs associated with decisions to close or sell plants	644	2,910	2,054	154	343
Top Deer investment impairment	—	—	37	—	—
Gain on sale of Rhode Island State Energy Center	—	—	(154)	—	—
DOE litigation awards for Vermont Yankee and FitzPatrick	—	(34)	—	—	—
Gain on sale of FitzPatrick	(16)	—	—	—	—
Operational adjusted EBITDA	557	480	515	950	553

EWC As-reported net revenue (C)	1,469	1,542	1,666	2,224	1,802
EWC Special items included in net revenue:
Items associated with decisions to close or sell plants	91	41	—	—	—
Total (D)	91	41	—	—	—
EWC Operational net revenue (C-D)	1,378	1,502	1,666	2,224	1,802

EWC Nuclear As-reported net revenue (E)	1,456	1,533	1,613	2,166	1,737
EWC Nuclear Special items included in net revenue:
Items associated with decisions to close or sell plants	91	41	—	—	—
Total (F)	91	41	—	—	—
EWC Nuclear Operational net revenue (E-F)	1,365	1,492	1,613	2,166	1,737
Calculations may differ due to rounding.

ENTERGY WHOLESALE COMMODITIES FINANCIAL AND OPERATIONAL METRICS – RECONCILIATION OF GAAP TO NON-GAAP MEASURES
1Q16-4Q17

($ millions)	1Q17	2Q17	3Q17	4Q17	1Q16	2Q16	3Q16	4Q16
As-reported net income (loss) attributable to Entergy Corporation (G)	(27.7)	223.3	55.2	(425.3)	79.0	250.3	7.7	(1,832.3)
Less special items (H)	(95.1)	(151.3)	(25.5)	(488.1)	(12.9)	9.6	(27.5)	(1,824.6)
Operational earnings (G-H)	67.4	374.6	80.7	62.8	91.9	240.7	35.2	(7.7)

Net income (loss)	(27)	224	56	(425)	80	251	8	(1,832)
Add back: interest expense	6	6	5	6	6	6	5	5
Add back: income tax expense	(78)	(455)	26	361	52	(235)	6	(1,016)
Add back: depreciation and amortization	53	52	52	36	56	46	53	45
Subtract: interest and investment income	43	59	41	81	27	34	27	21
Add back: decommissioning expense	75	60	60	60	31	39	47	58
Adjusted EBITDA	(15)	(172)	158	(43)	199	73	93	(2,761)
Add back pre-tax special items for:
Nuclear plant impairments and costs associated with decisions to close or sell plants	231	233	39	141	20	19	42	2,829
DOE litigation awards for Vermont Yankee and FitzPatrick	—	—	—	—	—	(34)	—	—
Gain on sale of FitzPatrick	(16)	—	—	—	—	—	—	—
Operational adjusted EBITDA	200	61	197	98	219	58	135	68

EWC As-reported net revenue (I)	494	250	392	333	466	293	396	387
EWC Special items included in net revenue:
Items associated with decisions to close or sell plants	91	1	—	—	—	—	8	33
Total (J)	91	1	—	—	—	—	8	33
EWC Operational net revenue (I-J)	404	250	392	333	466	293	389	353

EWC Nuclear As-reported net revenue (K)	491	247	391	327	464	290	396	382
EWC Nuclear Special items included in net revenue:
Items associated with decisions to close or sell plants	91	1	—	—	—	—	8	33
Total (L)	91	1	—	—	—	—	8	33
EWC Nuclear Operational net revenue (K-L)	401	246	391	327	464	290	389	349
Calculations may differ due to rounding.

ENTERGY CORPORATION AND SUBSIDIARIES

INVESTOR NEWS	ENTERGY COMMON STOCK PRICES
Entergy’s quarterly earnings results, webcasts, presentations, dividend	The high and low trading prices for each quarterly period in 2017 and 2016
action and other news and information of investor interest may be obtained	were as follows (in dollars):
by visiting the investor information page on Entergy’s corporate website at			2017		2016
entergy.com and the Investor Relations mobile web app at iretr.com, or by calling	QUARTER		HIGH	LOW	HIGH	LOW
Entergy's Investor Relations information line at 1-888-ENTERGY (368-3749).	1		77.51	69.63	79.72	65.38
	2		80.61	74.88	81.36	72.67
INVESTOR RELATIONS	3		80.49	74.83	82.09	75.99
Securities analysts, portfolio managers, and other members of the financial	4		87.95	75.01	76.56	66.71
community may contact:
David Borde	DIVIDEND PAYMENTS
Vice President, Investor Relations	The Board of Directors declares dividends quarterly and sets the record and
Telephone: 504-576-5668	payment dates. Subject to Board discretion, those dates for 2018 are:
E–mail: dborde@entergy.com
	DECLARATION DATE		RECORD DATE		PAYMENT DATE
SHAREHOLDER ACCOUNT INFORMATION	January 26			February 8		March 1
EQ Shareowner Services is Entergy’s transfer agent,	April 11			May 10		June 1
registrar, dividend disbursing agent, and dividend reinvestment	July 27			August 9		September 4
and stock purchase plan agent. Shareholders of record with	October 26			November 8		December 3
questions about lost certificates, lost or missing dividend checks
or notifications of change of address should contact:	Quarterly dividend payments (in cents-per-share):
EQ Shareowner Services
P.O. Box 64856	QUARTER	2018	2017	2016	2015	2014
St. Paul, MN 55164-0856	1	89	87	85	83	83
Phone: 1-855-854-1360	2	89	87	85	83	83
Internet: www.shareholderonline.com	3		87	85	83	83
	4		89	87	85	83
CORPORATE GOVERNANCE
Entergy’s Corporate Governance Guidelines, Board Committee Charters	PREFERRED STOCK DIVIDEND PAYMENTS
for the Corporate Governance, Audit, and Personnel Committees, and	The board of directors for each preferred stock issuer declares preferred
Entergy’s Code of Entegrity and other ethics policies may be accessed	dividends quarterly and sets the record and payment dates. Subject to
electronically by selecting the investor information page on Entergy’s	their discretion, those dates for 2018 and 2019 are:
corporate website at entergy.com.
	UTILITY OPERATING COMPANY			RECORD DATE	PAYMENT DATE
ADDITIONAL INFORMATION	Entergy Arkansas, Inc.			12/13/17		1/2/18
For copies of the above Corporate Governance documents, Entergy’s				3/21/18		4/2/18
10-K and 10-Q reports filed with the Securities and Exchange				6/20/18		7/2/18
Commission, or for other investor information, call 1-888-ENTERGY				9/19/18		10/1/18
or write to:				12/13/18		1/2/19
Entergy Corporation				3/18/19		4/1/19
Investor Relations				6/17/19		7/1/19
P.O. Box 61000				9/19/19		10/1/19
New Orleans, LA 70161

COMMON STOCK INFORMATION	Entergy Mississippi, Inc.			1/22/18		2/1/18
The company’s common stock is listed on the New York and Chicago				4/18/18		5/1/18
exchanges under the symbol “ETR” (CUSIP 29364G103). The Entergy				7/20/18		8/1/18
share price is reported daily in the financial press under “Entergy” in				10/22/18		11/1/18
most listings of New York Stock Exchange securities. Entergy common				1/21/18		2/1/19
stock is a component of the following indices: S&P 500, S&P Utilities				4/18/18		5/1/19
Index, Philadelphia Utility Index and the NYSE Composite Index,				7/19/19		8/1/19
among others.				10/21/19		11/1/19

As of Jan. 31, 2018, there were 181,478,920 shares of Entergy common stock outstanding. Shareholders of record totaled
26,081, and approximately 154,330 investors held Entergy stock in

“street name” through a broker.

CERTIFICATIONS
In May 2017, Entergy’s Chief Executive Officer certified to the
New York Stock Exchange that he was not aware of any violation of the NYSE corporate governance listing standards. Also, Entergy filed certifications regarding the quality of the company’s public disclosure, required by Section 302 of the Sarbanes-Oxley Act of
2002, as exhibits to our Annual Report on Form 10-K for the fiscal year ended Dec. 31, 2017.